WRL SERIES FUND, INC.
                         ANNUAL REPORT DECEMBER 31,1998




February 1999
ACC00001-2/99

FELLOW CONTRACT AND POLICY OWNERS:

LIVING WITH RISK

[PHOTO OMITTED]
Shown is John R. Kenney, Chairman of the Board.

Supported by a remarkably small group of old names and propelled by a broader group of remarkable new ones, the Standard and Poor's Index of 500 Common Stock just completed its record-setting fourth straight year of double-digit gains. Those double-digit gains, however, fail to convey the remarkable amount of volatility contained within them. Those double-digit gains obscure, in fact, the remarkably high drama that was investing in 1998.

   It was a year in which we worried about every imaginable trouble-from Asia to Latin America, from inflation to impeachment, from hedge funds to foreign currencies. It was a year in which stock prices surged, swooned, then soared once again, with more sharp, stomach-turning, multiday jumps and dives than perhaps any this century. It was a year in which different categories of funds delivered dramatically different results, leaving some investors exultant and others angry. It was a year in which a good memory and a sound investment background were often disadvantages in terms of performance. It was a year in which we were all reminded of just how little we know about where the market is headed in the short term.

   The enormous disparity in the prices of large, U.S. growth stocks and those of their cheaper, smaller, or overseas counterparts left more than a few investment styles distinctly out of favor. As such, many investment managers found it virtually impossible to generate superior returns. That, however, is the nature of investing in the capital markets. What's important is that managers stick just as close to their chosen disciplines when they are temporarily out of favor as when they are most decidedly in.

   To that end, we are enormously proud of each and every one of the portfolio managers of the WRL Series Fund, Inc.--from the growth-style manager who produced returns far exceeding that of the broad market to the value-style manager whose stocks were so assuredly out of favor this period. All faced the vagaries of 1998 head on and stayed altogether true to their stated objectives. I invite you--I urge you--to peruse their individual comments contained in this Report. Understanding how these talented professionals dealt with this complex market can only make it easier for you to stick to your own investment plan.

   While we can never be certain how various types of funds will perform in the future, the wild ride of 1998 clearly demonstrates the need for an investment approach that's suitable for the tough times. For our part, we'll be expanding the options of the WRL Series Fund, Inc. to assist you in that process. Check with your representative later this year for details on the new Portfolios.

   As for the market, we can only suppose the year-end euphoria will wane as the new year progresses. We suspect, too, stock prices will not keep rising without taking into consideration things like softer corporate earnings and slower consumer spending. All that we can be sure of is the massively complex thing we refer to as the global economy will have more than a few surprises in store for us in 1999. No matter what happens, it will come in the face of continued, maybe even increased, volatility.

   Still, the greater risk in investing continues to be that of missing out on the long-term, wealth-building climb of stock prices. While sticking to a buy-and-hold strategy in a misshapen market is easier said than done, it is, nevertheless, the essence of long-term investing. The honors will go to those who succeed in staying the course. We recognize the challenges you face with respect to your own investment plan and greatly appreciate the opportunity to assist in meeting them.

Sincerely yours,

/s/ JOHN R. KENNEY
------------------
JOHN R. KENNEY

CHAIRMAN OF THE BOARD

                                                            1998 ANNUAL REPORT 1

TABLE OF CONTENTS

                                                                            PAGE

Chairman's Letter .........................................................    1
Report of Independent Accountants .........................................    3

WRL SERIES FUND, INC.
 PORTFOLIO MANAGER'S COMMENTARY:
  Money Market Portfolio ..................................................    4
  Bond Portfolio ..........................................................    6
  Growth Portfolio ........................................................    8
  Global Portfolio ........................................................   10
  Strategic Total Return Portfolio ........................................   12
  Emerging Growth Portfolio ...............................................   14
  Aggressive Growth Portfolio .............................................   16
  Balanced Portfolio ......................................................   18
  Growth & Income Portfolio ...............................................   20
  Tactical Asset Allocation Portfolio .....................................   22
  C.A.S.E. Growth Portfolio ...............................................   24
  Global Sector Portfolio .................................................   26
  Value Equity Portfolio ..................................................   28
  International Equity Portfolio ..........................................   30
  U.S. Equity Portfolio ...................................................   32
  Third Avenue Value Portfolio ............................................   34
  Real Estate Securities Portfolio ........................................   36

 SCHEDULE OF INVESTMENTS:
  Money Market Portfolio ..................................................   38
  Bond Portfolio ..........................................................   40
  Growth Portfolio ........................................................   43
  Global Portfolio ........................................................   46
  Strategic Total Return Portfolio ........................................   50
  Emerging Growth Portfolio ...............................................   53
  Aggressive Growth Portfolio .............................................   57
  Balanced Portfolio ......................................................   59
  Growth & Income Portfolio ...............................................   61
  Tactical Asset Allocation Portfolio .....................................   63
  C.A.S.E. Growth Portfolio ...............................................   66
  Global Sector Portfolio .................................................   68
  Value Equity Portfolio ..................................................   71
  International Equity Portfolio ..........................................   73
  U.S. Equity Portfolio ...................................................   78
  Third Avenue Value Portfolio ............................................   82
  Real Estate Securities Portfolio ........................................   83
 Statement of Assets and Liabilities ......................................   84
 Statement of Operations ..................................................   88
 Statement of Changes in Net Assets .......................................   92
 Financial Highlights .....................................................   98
 Notes to the Financial Statements ........................................  106
 Supplementary Information ................................................  117

 The Portfolios of the WRL Series Fund, Inc. are made available through variable life insurance, variable annuity, and group annuity products issued by Western Reserve Life Assurance Co. of Ohio and its affiliates. The availability of certain Portfolios may vary from product to product.

2  WRL SERIES FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS

       To the Board of Directors and
       Shareholders of the WRL Series Fund, Inc.

       In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the WRL Series Fund, Inc. (hereafter referred to as the "Fund") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


       /s/ PRICEWATERHOUSECOOPERS LLP

       PricewaterhouseCoopers LLP

       Boston, Massachusetts

       January 29, 1999

                                                           1998 ANNUAL REPORT  3

MONEY MARKET PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Federal Maritime Commission             13.65 %
Associates First Capital Corporation     5.85 %
CXC Inc. - 144A                          4.96 %
Monsanto Company - 144A                  4.65 %
Bank One Corporation                     4.12 %

[GRAPHIC] MARKET ENVIRONMENT

   Throughout 1998, the U.S. economy continued its strong growth. While the Asian financial crisis seemed to be stabilizing early in the year, the Russian currency breakdown and the forced liquidations by leveraged funds caused all major sectors of the U.S. stock market to decline. The ongoing Asian contagion brought liquidity concerns causing investors to seek the relative safety of U.S. Treasuries, which performed relatively well in the third quarter. The Federal Reserve Board ("Fed") cut interest rates three times in the space of six weeks towards year end. Such action eased liquidity constraints and helped to restore investor confidence.

[GRAPHIC] PERFORMANCE

   During the year, the Portfolio's performance was positively enhanced by the addition of asset-backed commercial paper, and by maintaining our commitment to floating-rate notes. Effective liquidity and duration management were also key factors in the Portfolio's favorable performance. As the yield curve inverted in the third quarter, the Portfolio was positively affected by having enough liquidity to purchase 1-3 month commercial paper. We increased the Portfolio's holdings in asset-backed commercial paper and floating-rate notes in the last quarter. This decision was a result of the response we saw from the flat and inverted yield curve earlier in the year. While we maintained an average maturity near the high end of the Portfolio's range (45-50 days), we were sensitive to liquidity to take advantage of year-end pressures. In addition, we maintained a laddered portfolio throughout the second half of the year.

[GRAPHIC] OUTLOOK

   We continue to look for sluggish overall growth in the global economy in 1999 and virtually no growth in manufacturing. While we are impressed with the persistent strength we're seeing in the U.S. economy, we believe the ongoing slowdown in manufacturing will lead to more modest growth in the coming year, with Gross Domestic Product growth for the year targeted at 1.5 %. Though the risk of an abrupt slowdown is present, prompted by either a stock market correction or a currency crisis, the more likely outcome is an undramatic slowing of activity.

   We expect the Fed to be responsive to the slowing economy by easing monetary policy through the year, causing the yield curve to steepen and overall interest rate levels to decline. By year-end 1999, our most likely scenario is for the federal funds rate to be in the area of 4.00 % and 30-year U.S. Treasury yields to be slightly below 5.00 %.

ROBERT R. JOHNSON

MONEY MARKET PORTFOLIO
PORTFOLIO MANAGER


4  WRL SERIES FUND, INC.

                                                   [J.P. MORGAN INVESTMENT LOGO]

                                    [GRAPH]

Pie chart depicting portfolio composition as a percentage of total portfolio net assets.

               Commercial Paper                             26.60%
               Short-Term Obligations                       40.31%
               Certifiactes of Deposits                     19.44%
               Short-Term US Government Obligations         13.65%

Bar chart depicting maturity composition of the portfolio at December 31, 1998. (All amounts in thousands.)

                                             MARKET VALUE
                                             ------------
               30 days                         $27,167
               31-60 days                      $29,866
               61-90 days                      $17,391
               91-180 days                     $41,888
               181-270 days                    $34,992
               271 days to 1 year              $17,203
               more than 1 year                     $0

Past Performance does not guarantee future results. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

  DURING THE YEAR, THE PORTFOLIO'S PERFORMANCE WAS POSITIVELY ENHANCED BY THE ADDITION OF ASSET-BACKED COMMERCIAL PAPER, AND BY MAINTAINING OUR COMMITMENT TO
                              FLOATING-RATE NOTES.

                                                          1998 ANNUAL REPORT  5

BOND PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS THE HIGHEST POSSIBLE CURRENT RETURN WITHIN THE CONFINES OF INSURING PROTECTION OF CAPITAL.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

U.S. Treasury Note      10/31/2002      4.25 %
U.S. Treasury Bond      11/15/2026      4.09 %
U.S. Treasury Bond      05/15/2016      3.55 %
U.S. Treasury Note      05/15/2007      3.30 %
U.S. Treasury Bond      08/15/2023      3.28 %

[GRAPHIC] MARKET ENVIRONMENT

   Across the first half of 1998, we experienced a trading range market for interest rates with relatively low volatility. During the third quarter, however, intensifying concerns surrounding a global economic slowdown led to stock market declines throughout the world on expectations of declining corporate profits. A strong flight-to-quality bid developed as a result of the crisis, which moved interest rates dramatically lower in August and September. The yield curve steepened in the last six months of the year, reflecting the desire for liquidity by investors and action taken by the Federal Reserve Board ("Fed") to restore confidence.

   From late September, the Fed eased three times for a total of 75 basis points, leaving the federal funds rate at 4.75 % at year end. Corporate bond spreads widened dramatically during the third quarter, especially in August, leaving spreads at or near levels experienced in the last recession. The deteriorating spread environment was due to a combination of the strong market for U.S. Treasuries and the lack of liquidity for spread-related securities.

[GRAPHIC] PERFORMANCE

   The performance of the Portfolio primarily reflects a duration longer than its benchmark index through most of the period. For the year ended December 31, 1998, the Bond Portfolio produced a total return of 9.32 %. This compares with the Lehman Brothers Government/Corporate Bond Index, which gained 9.47 %.

[GRAPHIC] STRATEGY REVIEW

   Transaction activity for 1998 was influenced by new cash flow during the year, with inflows concentrated in the late-August to mid-October time. The Portfolio was the beneficiary of the incremental yields from allocations to spread product like high-quality corporate, asset-backed, and mortgage-backed securities. The dramatic spread widening in corporate bonds, however, caused the sector's performance to be below that of U.S Treasuries. Despite a modest reduction in our allocation to corporate bonds prior to the spread widening, the Portfolio was still overweighted relative to its benchmark. Portfolio performance was also enhanced by its maturity structure given the steepening of the yield curve, but was somewhat hindered by security selection. Within corporates, for example, we were underweighted in the utility sector which, though usually defensive, was strong in 1998.

[GRAPHIC] OUTLOOK

   A moderate growth economy, limited inflation concerns, and a positive backdrop provided by European bond markets continue to impact interest rate expectations. Concerns surrounding Asia and Latin America remain a wildcard, while technical factors will also influence the market's direction. Considering all these factors, we are neutral to modestly bullish on the bond market. We see a greater probability of a steeper curve going forward given its still historically flat slope and have, therefore, retained the longer-term maturity structure of the Portfolio. Both Portfolio activity and Portfolio structure reflect our strategy and market outlook. Our current duration relative to the benchmark is approximately 100 %. We also have a relatively large exposure to intermediate maturities, leaving the average maturity of the Portfolio shorter than its benchmark. Although the Portfolio is broadly diversified, it continues to have an emphasis on corporate bonds, with the heaviest exposure to financials. While there is a substantial overweight to single-A rated securities, the average quality of the Portfolio remains high at AA.

CLIFFORD A. SHEETS           JARRELL D. FREY
              BOND PORTFOLIO
            CO-PORTFOLIO MANAGERS

6  WRL SERIES FUND, INC.

                                                                    [AEGON LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX

                                    [GRAPH]

Mountain gragh depicting the change in value of a $10,000 investment in the portfolio since inception versus the Lehman Brothers Government/Corporate Bond Index (LB) over the same time frame.

                                       PORTFOLIO       LB INDEX
                                       ---------       --------
     Inception 10/2/86                  $10,000        $10,000
     Period Ended 12/31/86              $10,412        $10,310
     FYE 12/31/87                        $9,823        $10,540
     FYE 12/31/88                       $10,583        $11,340
     FYE 12/31/89                       $12,133        $12,960
     FYE 12/31/90                       $12,887        $14,030
     FYE 12/31/91                       $15,317        $16,290
     FYE 12/31/92                       $16,358        $17,530
     FYE 12/31/93                       $18,547        $19,460
     FYE 12/31/94                  `    $17,260        $18,780
     FYE 12/31/95                       $21,228        $22,390
     FYE 12/31/96                       $21,258        $23,040
     FYE 12/31/97                       $23,204        $25,290
     FYE 12/31/98                       $25,366        $27,685

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


ALTHOUGH THE PORTFOLIO IS BROADLY DIVERSIFIED, IT CONTINUES TO HAVE AN EMPHASIS
         ON CORPORATE BONDS, WITH THE HEAVIEST EXPOSURE TO FINANCIALS.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                           1998 ANNUAL REPORT  7

GROWTH PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS GROWTH OF CAPITAL THROUGH INVESTMENTS IN COMMON STOCKS WITH SUPERIOR EARNINGS GROWTH POTENTIAL.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Dell Computer Corporation       9.17 %
America Online, Inc.            8.06 %
Microsoft Corporation           7.25 %
Nokia Oyj - Sponsored ADR       6.14 %
Pfizer Inc.                     5.01 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                         19.0 %
Computer & Data Processing Services     16.1 %
Computer & Office Equipment             13.1 %
Communications Equipment                 7.0 %
Telecommunications                       5.3 %

[GRAPHIC] MARKET ENVIRONMENT

   The past year was, to say the least, a study in contrasts. After rallying across the first two quarters, stocks sold off in July and August amidst nagging concerns over the flailing Japanese economy and the disturbing developments in Russia and Brazil. The ensuing "flight to quality" created a liquidity crunch that forced the Federal Reserve Board to lower interest rates, which, in turn, led to a rally through year end.

   Importantly, though, market leadership became increasingly narrow. But unlike the narrow, liquidity-driven rallies of the recent past, the fourth-quarter rally was led by companies exhibiting solid fundamentals. This run-up was somewhat surprising, especially considering all the potential negative distractions--the attack on Iraq, the impeachment hearings, and a bevy of earnings pre-warnings by several multinational corporations to name a few. As it turned out, the market took on a "teflon-like" quality in which even the most negative events could not transform the bulls into bears.

[GRAPHIC] PERFORMANCE

   Despite the market's volatility during the period, the Growth Portfolio fared quite well, outperforming, in fact, every major market index. For the year ended December 31, 1998, the Portfolio returned 64.47 %. By comparison, the Standard and Poor's Index of 500 Common Stocks gained 28.58 %, while the Dow Jones Industrial Average picked up 18.16 %.

[GRAPHIC] STRATEGY REVIEW

   A major focus of the Portfolio has been to invest in companies that are becoming increasingly prominent in our everyday lives--to invest, in other words, in tomorrow's leading franchises. In trying to identify companies that are instigating change, we have found a number of promising ideas in the telecommunications, technology, pharmaceuticals, financial services, retailing, and media arenas. While the pace of innovation in these sectors is extraordinarily rapid, our research analysts have done an excellent job identifying and analyzing these opportunities.

   Since we genuinely believe the internet will be the single most influential phenomenon affecting our lives over the next 10 years, we chose to invest in many companies we believe will play a key role in its evolution. Most notable were our large positions in Microsoft Corporation, Dell Computer Corporation, and America Online, Inc. which significantly bolstered performance. For the year, the stock prices of these securities advanced more than 100 %, 200 %, and 400 %, respectively.

   Despite the Portfolio's noteworthy return, there were stocks that fell short of our expectations. Our financial services positions, for example, once thought to be some of the more stable and predictable in the Portfolio, proved to be some of the most volatile. We chose to liquidate our positions in both Citigroup (formally known as Citicorp) and BankAmerica Corporation.

[GRAPHIC] OUTLOOK

   Looking ahead, we believe market volatility is here to stay. The size and speed at which information is being delivered almost guarantees that the volatility we've seen is only a precursor to future market actions. While all of this can be unsettling, we'll continue to focus on company fundamentals when making our investment decisions. Despite the potential increase in volatility, we remain very bullish on the longer-term prospects for financial assets, particularly those for growth stocks.

SCOTT W. SCHOELZEL

GROWTH PORTFOLIO
PORTFOLIO MANAGER

8   WRL SERIES FUND, INC.

                                                                    [JANUS LOGO]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
     GROWTH PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                  PORTFOLIO      S&P INDEX
                                  ---------      ---------
Inception 10/2/86                  $10,000        $10,000
Period Ended 12/31/86              $10,144        $10,560
FYE 12/31/87                       $11,249        $11,110
FYE 12/31/88                       $13,344        $12,940
FYE 12/31/89                       $19,621        $17,040
FYE 12/31/90                       $19,578        $16,511
FYE 12/31/91                       $31,284        $21,542
FYE 12/31/92                       $32,021        $23,183
FYE 12/31/93                       $33,293        $25,519
FYE 12/31/94                  `    $30,527        $25,856
FYE 12/31/95                       $44,912        $35,572
FYE 12/31/96                       $52,979        $43,740
FYE 12/31/97                       $62,274        $58,333
FYE 12/31/98                      $102,424        $75,004

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.

                       A MAJOR FOCUS OF THE PORTFOLIO HAS
  BEEN TO INVEST IN COMPANIES THAT ARE BECOMING INCREASINGLY PROMINENT IN OUR EVERYDAY LIVES--TO INVEST, IN OTHER WORDS, IN TOMORROW'S LEADING FRANCHISES.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

FOREIGN SECURITIES INVOLVE SPECIAL RISK DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                           1998 ANNUAL REPORT  9

GLOBAL PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN COMMON STOCKS OF FOREIGN AND DOMESTIC ISSUERS.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Cisco Systems, Inc.           4.90 %
Microsoft Corporation         3.45 %
Tyco International Ltd.       3.44 %
Securitas AB - Class B        2.98 %
Mannesmann AG                 2.78 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Telecommunications                      14.3 %
Pharmaceuticals                         10.9 %
Computer & Data Processing Services     10.2 %
Communications Equipment                 5.9 %
Computer & Office Equipment              5.7 %

[GRAPHIC] MARKET ENVIRONMENT

   Against a backdrop of positive economic growth and benign inflationary pressures, the year began with U.S. and European stocks moving to record levels. For the first six months, both markets logged impressive results with European bourses actually outpacing their U.S. rivals. But Russia's mid-year currency devaluation and the subsequent default on its outstanding debt effectively removed the global marketplace's rosy underpinnings. With that, investors shied away from seemingly anything with a hint of risk, resulting in a widespread sell-off across the U.S. and Europe. Subsequent intervention by the world's central banks helped reestablish investor confidence, however, and U.S. and European markets recouped much of their lost ground by year end.

[GRAPHIC] PERFORMANCE

   Though we didn't completely escape the correction, our strong performance on either side of it helped the Portfolio to keep pace with its benchmark. For the year ended December 31, 1998, the Global Portfolio returned 30.01 % versus the Morgan Stanley Capital International World Index which gained 24.34 %.

[GRAPHIC] STRATEGY REVIEW

   While the Portfolio derived its strong performance from a number of different themes, its U.S. exposure was the most noteworthy. Three of the Portfolio's largest holdings, Cisco Systems, Inc., Time Warner Inc., and Microsoft Corporation, did indeed have truly outstanding years. And, despite their terrific individual performances, we remain optimistic on each of their respective prospects. All three play integral roles in our vision of the future--Time Warner Inc.'s cable serving as the information highway, Cisco Systems, Inc.'s routers and other networking products serving as the road signs and traffic lights, and Microsoft Corporation emerging as one of the dominant providers of content.

   The Global Portfolio's stellar performance was not restricted to the U.S. We held several European communications companies whose performance was notable, including our position in Nokia Oyj, the Finnish cellular phone company. Another company that bolstered performance was COLT Telecom Group PLC ("COLT"). COLT is an alternative telephone service provider that has fully exploited the environment of local deregulation to undercut the huge pricing umbrella of some of the larger providers.

   Not all of our companies performed so well, however. We were disappointed by Alcatel SA, a restructuring story where meaningful changes were not realized as quickly as expected. Several of our financial holdings also performed poorly after they suffered severe losses resulting from loans made to hedge funds with highly leveraged Russian exposure.

[GRAPHIC] OUTLOOK

   We believe the trend towards lower interest rates will continue as global growth slows. That's not to say we believe we are entering a recessionary environment, but one characterized by slower growth. As a result, we will restrict our investments to stocks of companies with pricing power in dynamic, growing industries. We believe companies with these qualities can thrive in this type of slower growth environment.

HELEN YOUNG HAYES

GLOBAL PORTFOLIO
PORTFOLIO MANAGER

10  WRL SERIES FUND, INC.

                                                                    [JANUS LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. GLOBAL PORTFOLIO AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International World Index (MS) over the same tume frame.

                                  PORTFOLIO       MS INDEX
                                  ---------       --------
Inception 12/3/92                  $10,000        $10,000
Period Ended 12/31/92              $10,162        $10,008
FYE 12/31/93                       $13,724        $12,415
FYE 12/31/94                  `    $13,759        $13,110
FYE 12/31/95                       $16,932        $15,900
FYE 12/31/96                       $21,628        $18,130
FYE 12/31/97                       $25,683        $21,070
FYE 12/31/98                       $33,392        $26,198

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


        WHILE THE PORTFOLIO DERIVED ITS STRONG PERFORMANCE FROM A NUMBER OF DIFFERENT THEMES, ITS U.S. EXPOSURE WAS THE MOST NOTEWORTHY.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

FOREIGN SECURITIES INVOLVE SPECIAL RISK DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                          1998 ANNUAL REPORT  11

STRATEGIC TOTAL RETURN PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS CURRENT INCOME, LONG-TERM GROWTH OF INCOME, AND CAPITAL APPRECIATION BY INVESTING IN A BLEND OF EQUITY AND FIXED-INCOME SECURITIES.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

MCI Worldcom, Inc.                 2.29 %
Alltel Corporation                 2.19 %
Tyco International Ltd.            2.17 %
U.S. Treasury Note  02/28/2002     2.03 %
U.S. Treasury Note  09/30/2001     1.94 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Telecommunications                 8.8 %
Pharmaceuticals                    7.4 %
Chemicals & Allied Products        6.8 %
U.S. Government Obligations        6.1 %
Commercial Banks                   5.6 %

[GRAPHIC] MARKET ENVIRONMENT

   Despite experiencing the most severe one-month decline since October, 1987, the Standard and Poor's Index of 500 Common Stocks ("S&P 500") enjoyed an unprecedented fourth consecutive year of 20 % or better gains. The stock market turbulence of last summer was caused in part by a realization that, in the face of moderate economic growth, many companies were experiencing a "profits recession." Still, by year-end the S&P 500 had set a record high. Concerns about domestic profits and the global economy were simply overwhelmed by the liquidity available for investment in U.S. stocks.

[GRAPHIC] PERFORMANCE

   The Portfolio is managed using an approach which emphasizes capital appreciation, income generation, and protection against excessive volatility. In order to attain the desired reward/risk profile, the Portfolio invests in a blend of common stocks, convertible securities, government and corporate bonds, and cash. For the year ended December 31, 1998, the Strategic Total Return Portfolio generated a total return of 9.64 %. By comparison, over the same one-year period the S&P 500 gained 28.58 % and the Lehman Brothers Government/Corporate Intermediate Bond Index returned 8.44 %.

[GRAPHIC] STRATEGY REVIEW

   Market pundits claim that the stock market "climbs a wall of worry" and the strong performance of 1998 did indeed seem to ignore the worries of a fundamental slowing in corporate profit growth. These worries did, however, shape the underlying composition of the 1998 bull market and thus had an impact on the Portfolio's results. We benefited from the performance of high quality stocks that possess rock-solid balance sheets and predictable earnings streams--hallmarks of many of the Portfolio's investments. Schering-Plough Corporation, for example, a pharmaceutical concern with a stable of drugs was one of our top performers this year as investors were rewarded for the company's pattern of consistent growth. Another stellar performer for us was General Electric Company, one of the world's largest companies and one of the Portfolio's larger positions.

   While a portion of the technology sector remains high risk, we underestimated the fundamental attractiveness of a number of the more established businesses and, as a result, the Portfolio had limited exposure. The Portfolio spread its underweighted position in the technology sector across positions in the consumer, healthcare, energy, finance, and service sectors. We did capitalize to some extent on the positive growth trends in information technology and the internet through MCI WORLDCOM, Inc., which more than doubled in value over the course of 1998. We continue to look for investment opportunities in this high growth segment of the economy but remain dedicated to balance the potential rewards against acceptable risks for the Portfolio and its investors.

[GRAPHIC] OUTLOOK

   The excitement of 1998 will be difficult to top. Nevertheless, 1999 promises to have its historic moments and investment opportunities as well. While companies are likely to face a challenging environment in which to grow earnings, we suspect they may muster modestly better operating performance than is currently anticipated. This will especially be true if emerging market economies show any element of recovery. The strong demand for financial assets, which has characterized the 1990's bull market, is likely to continue unabated. We believe our philosophy of investing in a blend of asset classes as a way to control volatility is especially suited for today's markets.

      LUTHER KING      SCOT C. HOLLMANN

       STRATEGIC TOTAL RETURN PORTFOLIO
           CO-PORTFOLIO MANAGERS

12  WRL SERIES FUND, INC.

                                                                     [LKCM LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. STRATEGIC TOTAL RETURN PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500 COMMON
  STOCKS AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) and Lehman Browther Government/Corporate Intermediate Bond Index
(LB) over the same time frame.

                                  PORTFOLIO      S&P INDEX       LB INDEX
                                  ---------      ---------       --------
Inception 3/1/93                   $10,000        $10,000        $10,000
Period Ended 12/31/93              $11,349        $10,770        $10,490
FYE 12/31/94                  `    $11,288        $10,912        $10,805
FYE 12/31/95                       $14,072        $14,996        $12,461
FYE 12/31/96                       $16,182        $18,459        $12,966
FYE 12/31/97                       $19,178        $24,618        $13,986
FYE 12/31/98                       $21,619        $31,654        $15,167

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


      WE BENEFITED FROM THE PERFORMANCE OF HIGH QUALITY STOCKS THAT POSSESS ROCK-SOLID BALANCE SHEETS AND PREDICTABLE EARNINGS STREAMS--HALLMARKS OF MANY OF
                          THE PORTFOLIO'S INVESTMENTS.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1998 ANNUAL REPORT  13

EMERGING GROWTH PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS CAPITAL APPRECIATION BY INVESTING IN THE COMMON STOCKS OF SMALL- AND MEDIUM-SIZED COMPANIES.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

America Online, Inc.            6.75 %
Dell Computer Corporation       4.32 %
Compuware Corporation           3.75 %
EMC Corporation                 3.73 %
Best Buy Co., Inc.              2.07 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Computer & Data Processing Services     25.3 %
Computer & Office Equipment             12.0 %
Pharmaceuticals                          6.0 %
Electronic Components & Accessories      4.9 %
Radio & Television Broadcasting          3.8 %

[GRAPHIC] MARKET ENVIRONMENT

   With larger capitalization stocks generally faring better than smaller stocks during the year, we responded by raising the Portfolio's median market capitalization. Encouragingly, smaller stocks performed better in the fourth quarter, but even then, only in step with larger stocks. It was another roller coaster year with strong performance in the first half, a correction in the third quarter, and a sharp rebound in the fourth quarter. The fourth quarter turned out to be the best in the Portfolio's history.

   For us, the best performing group by far was technology, and, due to the strong performance, the group now exceeds 40 % of the Portfolio's assets. Technology finished the year still looking like the best group, at least under our stock selection criteria. Stocks are typically selected based on two key criteria: rising earnings expectations and improving valuations. The worst group was energy, as falling oil prices hurt every sector of the industry. The Portfolio's weighting in the group has fallen to less than 1% of assets. This was an unusual year because the strong stocks stayed strong all year, while the weak stocks stayed weak all year. Normally more sector rotation occurs.

[GRAPHIC] PERFORMANCE

   Despite the significant third quarter correction, the Emerging Growth Portfolio gained 37.33 % for the year ended December 31, 1998. By comparison, the Standard and Poor's Index of 500 Common Stocks rose 28.58 % for the same period. The Portfolio's performance did, in fact, beat the Dow Jones Industrial Average and the Russell 2000 Index.

[GRAPHIC] STRATEGY REVIEW

   The investment style being employed in the Portfolio is a bottom-up approach that focuses on stock selection. Since the Portfolio remains fully invested, risk is controlled by maintaining a broadly diversified list of stocks. The style remains consistent in any market condition. Stocks are selected based on two key criteria: rising earnings expectations and improving valuations. Stocks are sold immediately if earnings expectations fall, and very quickly if the valuation declines. The approach attempts to identify the best performing high-growth companies. Among the best performers during the year were America OnLine, Inc., Dell Computer Corporation, Yahoo! Inc., Best Buy Co., Inc., and EMC Corporation. All of these stocks were among the biggest winners in the market this year.

[GRAPHIC] OUTLOOK

   The market tends to treat emerging growth stocks differently depending on the level of uncertainty. When fear rises, the market seeks "safe haven" stocks, and tends to avoid the type of stocks held in the Portfolio. On the other hand, when confidence returns, the market seeks the potentially higher returns available from emerging growth companies. Emotional swings are occurring at a seemingly accelerated pace in this marketplace and that seems unlikely to change near term.

   In the meantime, emerging growth stock valuations are at the bottom of their historic range when compared to larger companies. With that, they should be considered very attractive for investors. Moreover, it appears to me that many of the same conditions present in 1991, one of the best years ever for small growth stocks, are present now, most notably low interest rates and low inflation. The market should not only continue its incredible bull run in 1999, I believe its favor should return to smaller stocks.


GARY M. LEWIS

EMERGING GROWTH PORTFOLIO
PORTFOLIO MANAGER

14  WRL SERIES FUND, INC.

                                                               [VAN KAMPEN LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. EMERGING GROWTH PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON
                                     STOCKS

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                  PORTFOLIO      S&P INDEX
                                  ---------      ---------
Inception 3/1/93                   $10,000        $10,000
FYE 12/31/93                       $12,471        $10,770
FYE 12/31/94                  `    $11,553        $10,912
FYE 12/31/95                       $16,960        $14,996
FYE 12/31/96                       $20,162        $18,459
FYE 12/31/97                       $24,488        $24,618
FYE 12/31/98                       $33,629        $31,654

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


                       EMERGING GROWTH STOCKS VALUATIONS
  ARE AT THE BOTTOM OF THEIR HISTORIC RANGE WHEN COMPARED TO LARGER COMPANIES


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                          1998 ANNUAL REPORT  15

AGGRESSIVE GROWTH PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING IN A DIVERSIFIED, ACTIVELY MANAGED PORTFOLIO OF EQUITY SECURITIES.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

America Online, Inc.            4.86 %
Intel Corporation               3.61 %
Dell Computer Corporation       3.51 %
The Home Depot, Inc.            3.46 %
Cisco Systems, Inc.             3.30 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                         14.6 %
Computer & Office Equipment             14.2 %
Computer & Data Processing Services     12.7 %
Electronic Components & Accessories      8.1 %
Insurance                                4.7 %

[GRAPHIC] MARKET ENVIRONMENT

   1998 proved a turbulent and challenging year for investors in the U.S. stock market. During the first half of the year, stocks that had been undeservedly sold in the wake of the Asian crisis rebounded nicely. Inflation remained subdued and the Federal Reserve Board ("Fed") left interest rates unchanged. The post-Asian crisis earnings season came and went with some predictable casualties, but most companies got through it unscathed. Moreover, after a year in which value stocks significantly outperformed growth stocks, investors returned to the more aggressive discipline. By mid-July, most major market indexes were trading at record levels.

   But amid incidents of international economic instability and domestic political controversy, specifically, the collapse of the Russian economy and the worsening of the Japanese banking system, the market sold off dramatically in August. Economic activity was slowed by a credit crunch, as spreads between corporate and U.S. Treasury bonds widened. At the same time, national stability was rocked by presidential scandal. As measured by the Standard and Poor's Index of 500 Common Stocks ("S&P 500"), the historically placid month of August proved to be the worst performing month since October, 1987. The markets recovered during September in anticipation of relief from the Fed, yet sold off sharply toward the end of the month following what was perceived to be a disappointing reduction of the federal funds rate by 25 basis points.

   As October progressed, stocks gained a boost from a rare intra-meeting rate reduction by the Fed. The technology sector stabilized as Intel Corporation and Microsoft Corporation reported better than expected quarterly earnings. A rally prompted by additional relief from the Fed in November highlighted a strong fourth quarter, which anchored another lucrative, albeit challenging, year for the U.S. stock market.

[GRAPHIC] PERFORMANCE

   In this environment, the Aggressive Growth Portfolio posted a return of 48.69 % for the year ended December 31, 1998. The Portfolio's performance compares quite favorably to the returns of its benchmarks, the S&P 500 at 28.58 %, and the Value Line (Arithmetic) Index at 5.82 %.

[GRAPHIC] STRATEGY REVIEW

   While small-cap stocks had another disappointing year, the Portfolio's all-cap approach benefited from its dramatic overexposure to large-cap stocks. The Portfolio's favorable returns were also augmented by the performance of technology and pharmaceutical holdings. Notable performing stocks that were held for the entire year included America Online, Inc., Microsoft Corporation, and Cisco Systems, Inc. Key holdings in the retail sector also boosted the Portfolio's annual performance. These names included The Home Depot, Inc., Wal-Mart Stores, Inc., and Staples, Inc., all of which were held for the entire year and all of which appreciated in excess of 100 %.

[GRAPHIC] OUTLOOK

   Looking ahead, we remain cautiously optimistic. Although the rate of economic growth may be slowing, interest rates, inflation, and unemployment remain at very low levels. We will continue to seek out and invest in companies that we feel will grow their earnings rapidly and consistently.

DAVID D. ALGER

PRESIDENT, FRED ALGER MANAGEMENT, INC.

16  WRL SERIES FUND, INC.

                                                               [FRED ALGER LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. AGGRESSIVE GROWTH PORTFOLIO, THE VALUE LINE (ARITHMETIC) INDEX AND THE
                  STANDARD & POOR'S INDEX OF 500 COMMON STOCKS

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Value Line (Arithmetic) Index (VL) and the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                  PORTFOLIO       VL INDEX      S&P INDEX
                                  ---------       --------      ---------
Inception 3/1/94                   $10,000        $10,000        $10,000
Period Ended 12/31/94               $9,874         $9,685        $10,072
FYE 12/31/95                       $13,628        $12,197        $13,857
FYE 12/31/96                       $15,052        $14,609        $17,039
FYE 12/31/97                       $18,072        $18,766        $22,724
FYE 12/31/98                       $27,807        $19,857        $29,218

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


  THE PORTFOLIO'S ALL-CAP APPROACH BENEFITED FROM ITS DRAMATIC OVEREXPOSURE TO
                               LARGE-CAP STOCKS.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                         1998 ANNUAL REPORT   17

BALANCED PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS PRESERVATION OF CAPITAL, REDUCED VOLATILITY, AND LONG-TERM RETURNS BY INVESTING IN COMMON STOCK, CONVERTIBLE SECURITIES, AND FIXED-INCOME SECURITIES.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

U.S. Treasury Bond  11/15/2028  4.31 %
U.S. Treasury Bond  11/15/2016  3.92 %
U.S. Treasury Bond  05/15/2016  3.82 %
U.S. Treasury Note  08/15/2004  3.55 %
U.S. Treasury Bond  11/15/2027  3.53 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

U.S. Government Obligations     35.7 %
Pharmaceuticals                  7.7 %
Commercial Banks                 7.7 %
Insurance                        6.3 %
Finance                          5.4 %

[GRAPHIC] MARKET ENVIRONMENT

   The U.S. stock market for 1998 can be summed up in two points: increased volatility and the divergence between large and small-capitalized companies. While the Balanced Portfolio was certainly not immune to those influences, its bond exposure and focus on large-cap issues helped minimize these variables.

   Much of the strength in the markets was fueled by the Federal Reserve Board ("Fed"). In 1998, the Fed cut rates three times, totaling 75 basis points. Such phrases as a hop, skip, and a jump come to mind when thinking about what happened to larger-cap stocks after the rate cuts. These words also bring to mind the volatility in 1998--in mid-July, the Standard and Poor's Index of 500 Common Stocks ("S&P 500") was up 23 % for the year, was relatively flat in early October, only to close the year ahead 28.58 %.

[GRAPHIC] PERFORMANCE

   For its part, the Balanced Portfolio returned 6.93 % for the year ended December 31, 1998. For the same period, the S&P 500 gained 28.58 % and the Lehman Brothers Government/Corporate Intermediate Bond Index advanced 8.44 %. At year-end, 64.3 % of the Portfolio's asset were allocated to equities with 35.7 % in U.S. Treasuries.

[GRAPHIC] STRATEGY REVIEW

   Throughout the year, we made a conscious effort to consolidate the number of holdings in the Portfolio while increasing the average market capitalization of the remaining stocks. This was achieved primarily through the elimination of smaller companies from the Portfolio. As a result, we ended the year with a capitalization rate for the majority of our issues well above the $ 20 billion mark. The Portfolio ended the year with 29 equity positions, trading, for the most part, at what we think are reasonable valuations.

   For our balanced strategy, the highlight of the year had to be the performance of bonds, specifically U.S. Treasuries. After starting out with a yield of 5.92 %, the 30-year Treasury ended the year at 5.09 %, a drop in yield that amounted to a 14 % return on price alone. By comparison, the Russell 2000 Index, a broad index of common stocks, was down 2.55 % for the same period. A good argument can be made, in other words, that U.S. Treasuries outperformed a sizable portion of the U.S. equity market.

[GRAPHIC] OUTLOOK

   Looking at the market from a top-down approach there are troubling signs, such as the narrowness in market leadership which is contributing to higher volatility and the disconnection between slower earnings growth relative to expanding valuations. Our goal is not to guess the timing or even the direction of the market, but to deliver consistent returns over a long period of time. To meet this goal, our investment team has tightened its investment process and has developed an improved set of valuation tools. We believe this effort will contribute to a reduction in volatility and deliver, we trust, competitive market returns over time.


MICHAEL VAN METER

BALANCED PORTFOLIO
PORTFOLIO MANAGER

18  WRL SERIES FUND, INC.

                                                                    [AEGON LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. BALANCED PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS AND
        THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) and the Lehman Brothers Government/Corporate Intermediate Bond Index (LB) over the same time frame.

                                  PORTFOLIO      S&P INDEX       LB INDEX
                                  ---------      ---------       --------
Inception 3/1/94                   $10,000        $10,000        $10,000
Period Ended 12/31/94               $9,427        $10,072         $9,872
FYE 12/31/95                       $11,293        $13,857        $13,068
FYE 12/31/96                       $12,504        $17,039        $15,575
FYE 12/31/97                       $14,642        $22,724        $20,165
FYE 12/31/98                       $15,657        $29,218        $24,667

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


                         FOR OUR BALANCED STRATEGY, THE
     HIGHLIGHT OF THE YEAR HAD TO BE THE PERFORMANCE OF BONDS, SPECIFICALLY
                                U.S. TREASURIES.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                         1998 ANNUAL REPORT   19

GROWTH & INCOME PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS TOTAL RETURN BY INVESTING IN SECURITIES THAT HAVE DEFENSIVE CHARACTERISTICS.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

U.S. Treasury Note  04/30/1999          7.32 %
KeySpan Energy Corporation              2.65 %
Irvine Apartment Communites, Inc.       2.13 %
New England Electric System             2.08 %
BEC Energy                              2.01 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Holding & Other Investment Offices      19.1 %
Gas Production & Distribution           17.9 %
Electric Services                       16.0 %
Electric, Gas & Sanitary Services       14.8 %
U.S. Government Obligations              7.3 %

[GRAPHIC] MARKET ENVIRONMENT

   With a sharp fourth quarter rebound, the Standard and Poor's Index of 500 Common Stocks ("S&P 500") closed 1998 with an unprecedented fourth straight year of gains in excess of 20 %. The market environment, however, became quite speculative once again, with internet mania the most visible display of excess. In this environment, the Growth & Income Portfolio with its conservative, value-oriented style will naturally trail in nominal returns. I believe we did, however, achieve our goal of protecting investors during market declines. The Portfolio's defensive performance during days of market stress reflects, we think, the Portfolio's relatively low risk.

[GRAPHIC] PERFORMANCE

   For the year ended December 31, 1998, the Portfolio returned 3.05 %, which is somewhat disappointing after the solid return of 1997. By comparison, the S&P 500 returned 28.58 % and the Russell 3000 Index returned 22.32 %.

[GRAPHIC] STRATEGY REVIEW

   The primary reason for the lagging performance in 1998 was the weakness in real estate investment trusts ("REITs"), which on average comprised 20 % of the Portfolio. Despite the group's relative attractive earnings growth, price/earning multiple, and dividend yield, the REITs trailed the S&P 500 by more than 40 %. REITs are now at their most undervalued levels on record, and we reiterate our confidence in the sector.

   In the meantime, earnings prospects for electric companies continue to improve relative to those of the overall market. In fact, for the first time in this decade, electric companies may produce more rapid earnings growth than the S&P 500. Cash flow is at record levels, and many companies are repurchasing their own stock, which adds to demand for electric shares. Many electric companies have new, dynamic executives that have personal financial incentives to produce higher profits and higher share prices. Further, industry deregulation is leading to consolidation and takeovers. The Portfolio's top performing electric stock was DQE, Inc., which returned 25 % in 1998.

   Natural gas companies are appealing to us as well, because the leading companies have irreplaceable assets, and gas demand is rising while supply likely will be constrained. Gas is the "fuel of choice" for new power generating plants because it is clean, efficient, and domestic. Advances in gas turbines and accelerated construction of new generating plants are positive for demand while the gas producing capacity of Canada and the Gulf of Mexico is slipping. Southwest Gas Corporation was our top performer in this sector, as it rose 30 % in the fourth quarter on a takeover bid.

[GRAPHIC] OUTLOOK

   Our current strategy is to emphasize companies that we believe will generate cash flow above their capital spending and dividend requirements and stocks with high dividend yields. Our favorite sectors besides REITs are electric and gas utilities.

   The Portfolio remains value-oriented and conservative. The higher the stock market gets, the more conservative our strategy becomes. This may not be in vogue amid internet mania, but it is prudent for preserving and enhancing the value of capital.


STEVEN J. LEHMAN     LINDA A. DUESSEL

       GROWTH & INCOME PORTFOLIO
         CO-PORTFOLIO MANAGERS

20  WRL SERIES FUND, INC.

                                                                [FEDERATED LOGO]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
  GROWTH & INCOME PORTFOLIO, THE RUSSELL 3000 INDEX, AND THE STANDARD & POOR'S
                           INDEX OF 500 COMMON STOCKS

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Dow Jones Utilities Average Index (Dow
Util), the Standard & Poor's Index of 500 Common Stocks (S&P), and the Russel 3000 Index over the same time frame.
                                                                 RUSSEL
                                  PORTFOLIO      S&P INDEX     3000 INDEX
                                  ---------      ---------     ----------
Inception 3/1/94                   $10,000        $10,000        $10,000
Period Ended 12/31/94               $9,542        $10,072         $9,872
FYE 12/31/95                       $11,952        $13,857        $13,068
FYE 12/31/96                       $13,343        $17,039        $15,575
FYE 12/31/97                       $16,631        $22,724        $20,165
FYE 12/31/98                       $171397        $29,218        $24,667

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


    I BELIEVE WE DID ACHIEVE OUR GOAL OF PROTECTING INVESTORS DURING MARKET
                                   DECLINES.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                         1998 ANNUAL REPORT   21

TACTICAL ASSET ALLOCATION PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS PRESERVATION OF CAPITAL AND COMPETITIVE RETURNS BY INVESTING IN STOCKS, U.S. TREASURY SECURITIES, AND MONEY MARKETS.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

AT&T Corporation                   3.29 %
Phillip Morris Companies Inc.      3.29 %
The News Corporation Limited. -
  Sponsored ADR                    3.04 %
U.S. Treasury Note  05/15/2005     3.00 %
U.S. Treasury Note  02/15/2004     2.88 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Finance                                 9.5 %
Insurance                               8.6 %
U.S. Government Obligations             5.9 %
Telecommunications                      5.5 %
U.S. Government Agency Obligations      5.2 %

[GRAPHIC] MARKET ENVIRONMENT

   While the 1998 stock market was more volatile than at any point in the 1990s, by year-end many market indexes were back near their all-time highs. For its part, the Standard and Poor's Index of 500 Common Stocks ("S&P 500") rose more than 20 % for the fourth straight year. Never before, however, have its gains been concentrated in so few stocks. The top 10 contributors to the S&P 500's 1998 performance accounted for an outsized proportion of the total increase. At the same time, nearly three fourths of the component stocks included in the S&P 500 individually failed to match its overall performance.

[GRAPHIC] PERFORMANCE

   In this extraordinary environment, the Tactical Asset Allocation Portfolio produced a total return of 8.33 % for the year ended December 31, 1998. For the same period, the S&P 500 gained 28.58 % and the Lehman Brothers
Government/Corporate Intermediate Bond Index returned 8.44 %.

[GRAPHIC] STRATEGY REVIEW

   We believe the wide valuation disparity between large-cap growth stocks and the remainder of the market has created an environment where equity selection is likely to be a dominant factor in determining returns. In choosing investments to include in the Portfolio, we have emphasized several investment themes.

   First, we've increased the Portfolio's average market capitalization. It's evident that a certain number of large-cap stocks are needed as a "foundation of stability" in the Portfolio, provided they meet our value criteria. With this in mind, we added to our prominent investment positions in Philip Morris Companies Inc. and AT&T Corp.

   Given the condition of the marketplace, we're also more aggressively searching for out-of-favor stocks with favorable operating fundamentals. Our positions in the oil service industry like Diamond Offshore Drilling, Inc., R&B Falcon Corporation, and Tidewater Inc. fit this profile, as does Trinity Industries, Inc., an under-recognized company in the capital goods area.

   We are, at the same time, reducing international exposure and emphasizing companies with a domestic business profile. To that end, we've reduced the Portfolio's exposure to technology and basic materials, areas where results are dependent on falling commodity prices. We have maintained a healthy position in the financial services sector, but are aware that this area is vulnerable to overseas-related fears. Accordingly, we are buying issues like Conseco Inc., The Allstate Corporation, Ambac Financial Group, Inc., and MGIC Investment Corporation, all of which we believe are inexpensive and have little foreign exposure.

   Most importantly, perhaps, we are maintaining our commitment to "defense". The Portfolio's overall allocation to equities reflects the discipline of our asset allocation models. Presently, these models are proposing a fairly cautious intermediate-term outlook, with a likelihood of continued volatility. In addition, we're maintaining prominent investment positions in traditionally defensive sectors such as electric utilities and real estate investment trusts, or "REITs." Relative valuations on the REITs give these stocks solid potential, and their high yield has the opportunity to provide current income and downside protection.

[GRAPHIC] OUTLOOK

   Our stock selection process and asset allocation models have provided long-term investors with relatively stable returns that have been competitive with the market indexes. Going forward, we expect our approach to continue to reward investors, while providing downside protection in times of market instability.

ARVID SACHDEVA          JOHN C. RIAZZI

 TACTICAL ASSET ALLOCATION PORTFOLIO
       CO-PORTFOLIO MANAGERS

22  WRL SERIES FUND, INC.

                                                                     [DEAN LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. TACTICAL ASSET ALLOCATION PORTFOLIO, THE STANDARD & POOR'S INDEX OF 500
 COMMON STOCKS, AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INTERMEDIATE BOND
                                     INDEX

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio versus the Standard & Poor's Index of 500 Common stocks (S&P) and the Lehman Brothers Government/Corporate Intermediate Bond Index (LB) over the same time frame.

                                  PORTFOLIO      S&P INDEX       LB INDEX
                                  ---------      ---------       --------
Inception  1/3/95                  $10,000        $10,000        $10,000
Period Ended 12/31/95              $12,009        $13,758        $11,533
FYE 12/31/96                       $13,741        $16,917        $12,000
FYE 12/31/97                       $16,020        $22,560        $12,944
FYE 12/31/98                       $173547        $29,008        $14,037

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


WE BELIEVE THE WIDE VALUATION DISPARITY BETWEEN LARGE-CAP GROWTH STOCKS AND THE
  REMAINDER OF THE MARKET HAS CREATED AN ENVIRONMENT WHERE EQUITY SELECTION IS
                        LIKELY TO BE A DOMINANT FACTOR.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                         1998 ANNUAL REPORT   23

C.A.S.E. GROWTH PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS ANNUAL GROWTH OF CAPITAL THROUGH INVESTMENTS IN COMPANIES WHOSE MANAGEMENT, FINANCIAL RESOURCES AND FUNDAMENTALS APPEAR ATTRACTIVE.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

ADC Telecommunications, Inc.    6.06 %
Tellabs, Inc.                   4.94 %
BMC Software, Inc.              4.75 %
MCI Worldcom, Inc.              4.14 %
CIENA Corporation               4.09 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Communications Equipment                18.2 %
Computer & Data Processing Services     16.8 %
Apparel & Accessory Stores               8.9 %
Telecommunications                       7.7 %
Apparel Products                         5.6 %

[GRAPHIC] MARKET ENVIRONMENT

   This was the year of the high-growth rate, high-risk form of investing, with psychology and liquidity far more important to the market than company fundamentals. In this environment, a mere handful of large-cap stocks led the market, leaving the performance of most other issues to trail well behind the broad averages. With the market's leaders priced at levels that alarmed most investment professionals, it's no surprise the majority of professional money managers underperformed the indexes in 1998. We still believe the "golden rule" of investing is that no stock should bear a price multiple greater than its growth rate.

[GRAPHIC] PERFORMANCE

   Against this backdrop, the C.A.S.E. Growth Portfolio languished relative to its benchmark, the Wilshire 5000 Index which gained 21.72 %. For the year ended December 31, 1998, the Portfolio posted a return of 2.47 %. The Standard and Poor's Index of 500 Common Stocks returned 28.58 %.

[GRAPHIC] STRATEGY REVIEW

   With many large-cap stocks trading at huge premiums to their expected growth rates, we sought to shelter the Portfolio from earnings declines by changing our strategic emphasis from large-cap growth to broad market value. Unfortunately, the autumn selloff was so broad it affected all classes of stocks. During that period we did raise our cash position to approximately 20 % of the Portfolio's assets which allowed us accumulate in October a select group of high quality stocks that had been hard hit. This contributed to the Portfolio's relatively attractive average price-to-earnings multiple at period's end.

   Within the Portfolio, our positions in basic industry, transport, and energy bore the brunt of earnings disappointments this period. We still believe, however, these sectors have innate characteristics that will enable them to recover rapidly. Meanwhile there are other sectors, like discount retailers, communication, electronics, and technology that may benefit from cheaper Asian goods and a pick-up in consumer demand.

[GRAPHIC] OUTLOOK

   In our opinion, the biggest negative for 1999 will be the year-over-year earnings comparatives. In addition, foreign investments are lessening somewhat, there is more volatility now between bonds and stocks, and the U.S. dollar continues to weaken. If these trends continue, we believe they will contribute to the slowdown in the U.S. and global economies. The good news, though, is that money flowing in from individual investors remains positive and alternative investments lack the excitement and returns of common stocks. If it's true that over time, most stocks follow their fundamentals, 1999 should prove a good period for our style of investing.


WILLIAM E. LANGE

PRESIDENT & CHIEF EXECUTIVE OFFICER
C.A.S.E. MANAGEMENT, INC.

24  WRL SERIES FUND, INC.

                                                                 [C.A.S.E. LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
          INC. C.A.S.E. GROWTH PORTFOLIO, AND THE WILSHIRE 5000 INDEX

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Wilshire 5000 Index (Wilshire) over the same time frame.

                                  PORTFOLIO    WILSHIRE INDEX
                                  ---------    --------------
Inception 5/1/95                   $10,000        $10,000
Period Ended 12/31/95              $12,065        $12,028
FYE 12/31/96                       $14,176        $14,294
FYE 12/31/97                       $16,306        $18,464
FYE 12/31/98                       $16,709        $22,474

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


   WE SOUGHT TO SHELTER THE PORTFOLIO FROM EARNINGS DECLINES BY CHANGING OUR
        STRATEGIC EMPHASIS FROM LARGE-CAP GROWTH TO BROAD MARKET VALUE.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                         1998 ANNUAL REPORT   25

GLOBAL SECTOR PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS GROWTH OF CAPITAL BY FOLLOWING AN ASSET ALLOCATION STRATEGY THAT SHIFTS AMONG A WIDE RANGE OF ASSET CATEGORIES.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

U.S. Treasury Note                 06/30/2001     12.94 %
U.S. Treasury Note                 02/15/2004      6.66 %
U.S. Treasury Note                 08/15/2004      5.03 %
U.S. Treasury Note                 05/15/2007      4.36 %
Pacific Gas & Electric Company     03/01/2002      2.77 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

U.S. Government Obligations        29.0 %
Pharmaceuticals                     5.5 %
Telecommunications                  5.4 %
Computer & Office Equipment         4.6 %
Business Services                   2.9 %

[GRAPHIC] MARKET ENVIRONMENT

   As the year closed, domestic and international stock markets were rebounding sharply from steep third quarter declines. The Standard and Poor's Index of 500 Common Stocks, the widely recognized U.S. equity benchmark composed primarily of large-capitalization growth stocks, managed to end 1998 with its fourth straight year of double-digit returns. Other asset categories turned in mixed performances. Bonds were strong performers. The best returns were found in the U.S. government sector of the bond market, which profited from its perceived safety in the wake of global economic turmoil. Less traditional asset categories, however, such as emerging markets and real estate, posted disappointing returns for the year. With all of this, asset allocation was an effective method of dampening market volatility in 1998.

[GRAPHIC] PERFORMANCE

   Against this backdrop, the Global Sector Portfolio produced a total return of
9.83 % for the year ended December 31, 1998. By comparison, a 60 %/40 % blend of the Financial Times World Index and the Lehman Hutton Aggregate Bond Index appreciated 17.96 %. Individually, the Financial Times World Index returned
20.94 % and the Lehman Hutton Aggregate Bond Index returned 13.49 %.

[GRAPHIC] STRATEGY REVIEW

   The Portfolio's active asset allocation strategy emphasized equity markets throughout the year. Our bullish stance was based on our quantitative valuation methodology, which indicated early in 1998 that many global equity markets were undervalued. Domestically, the Portfolio benefited from a heavy exposure to technology stocks. Stocks within the computer networking, computer peripheral, and equipment semiconductor industries were top performers. Many leisure stocks were also market leaders. Our positions in the restaurant, entertainment, and tobacco industries all participated in the market's advance.

   The international investments in the Portfolio focused on Europe and Asia. Europe benefited from fiscal and monetary discipline brought on by the birth of the European Monetary Unit. The combination of steady economic growth and low interest rates created many attractive investment opportunities, as several European stock markets outpaced the U.S. in 1998. Our current European holdings include one European Union country, Germany, and one country that has yet to join, Denmark. We were early investing into Japan, but remain optimistic on its long-term prospects.

[GRAPHIC] OUTLOOK

   While many of the leading large-capitalization stocks now appear overpriced, we feel the market as a whole still looks undervalued. Our quantitative model, which includes earnings, growth, risk, and interest rates, indicates that the broad U.S. stock market and many foreign markets are still undervalued. Based on our current valuations, the domestic areas with the best long-term potential include middle- and small-capitalization value stocks. For their part, international investments will likely remain targeted towards Europe and Asia. We were consistent with our bullish posture during the volatile year of 1998, and our optimism for global equities remains for 1999.


PATRICK BOYLE

GLOBAL SECTOR PORTFOLIO
PORTFOLIO MANAGER

26  WRL SERIES FUND, INC.

                                                                 [MERIDIAN LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND,
       INC. GLOBAL SECTOR PORTFOLIO, FINANCIAL TIMES WORLD INDEX, AND THE
                       LEHMAN HUTTON AGGREGATE BOND INDEX

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Financial Times World Index (FT) and the Lehman Hutton Bond Index (LH) over the same time frame.

                                  PORTFOLIO       FT INDEX       LH INDEX
                                  ---------       --------       --------
Inception 5/1/96                   $10,000        $10,000        $10,000
Period Ended 12/31/96              $10,608        $10,473        $10,811
FYE 12/31/97                       $10,972        $11,858        $12,421
FYE 12/31/98                       $12,051        $14,341        $14,096

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


OUR QUANTITATIVE VALUATION METHODOLOGY, INDICATED EARLY IN 1998 THAT MANY GLOBAL
                        EQUITY MARKETS WERE UNDERVALUED.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

FOREIGN SECURITIES INVOLVE SPECIAL RISK DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                       1998 ANNUAL REPORT   27

VALUE EQUITY PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS TOTAL RETURN WITH MINIMUM RISK TO PRINCIPAL BY INVESTING IN COMMON STOCKS WITH ABOVE-AVERAGE STATISTICAL VALUE.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Phillip Morris Companies Inc.           6.64 %
Loews Corporation                       4.92 %
First Union Corporation                 3.82 %
Texas Instruments Incorporated          3.41 %
Wells Fargo & Company                   3.39 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Commercial Banks                        17.4 %
Insurance                                9.0 %
Industrial Machinery & Equipment         8.8 %
Food & Kindred Products                  6.6 %
Chemicals & Allied Products              4.8 %

[GRAPHIC] MARKET ENVIRONMENT

   1998 was perhaps the most turbulent year in nearly a quarter century. After a prolonged period of steady growth around the world, events began spinning out of control early in the year. The fallout from the collapse of Asia's emerging economies had, by far, the greatest impact on financial markets. Few investors anticipated that the crisis would engulf Russia and parts of Latin American and lead to chaos in credit markets throughout the world. Beyond this, the Asian crisis triggered a collapse in the prices of virtually all commodities, oil prices and agricultural commodity prices in particular.

   Though large-capitalization averages like the Dow Jones Industrial Average and the Standard and Poor's Index of 500 Common Stocks ("S&P 500") produced record-setting results, there were record disparities in individual performance, with growth stocks outpacing value stocks and large stocks outpacing small stocks by a large margin. Results for 1998 weren't consistent, but in many ways, world economic developments for the year were extraordinary.

[GRAPHIC] PERFORMANCE

   Performance results for the Value Equity Portfolio reflect the dramatic underperformance of value-oriented stocks versus the narrow list of large-capitalization growth stocks that dominate the S&P 500. For the year ended December 31, 1998, the Portfolio declined 4.78 %. The S&P 500, by comparison, rose 28.58 %.

[GRAPHIC] STRATEGY REVIEW

   Throughout the year, investment flows sought "safe" investments considered immune from the world's near-term problems, creating a huge valuation disparity between very large-capitalization growth stocks and virtually everything else.

   While the extremely difficult economic and financial environment effectively derailed our long held industrial theme in 1998, we have been gradually moving the Portfolio away from its intense concentration on industrial and capital goods stocks for more than two years. Many of our positions in the industrial/cyclical/capital goods sectors have been reduced substantially, and others eliminated completely. A number of new positions have been established outside the industrial sector, including Philip Morris Companies Inc., Loews Corporation, First Union Corporation, Time Warner Inc., Xerox Corporation, Delta Air Lines, Inc., Aetna Inc., Bank One Corporation, Waste Management, Inc., Lockheed Martin Corporation, The Bear Stearns Companies, Inc., and American Greetings Corporation.

[GRAPHIC] OUTLOOK

   As investors become more comfortable with the outlook for economic growth both in the U.S. and the rest of the world, we believe the risk premiums and valuation disparities will recede, allowing the broad stock market to catch up with 1998's narrow list of winners.

   We fully recognize that we've been through a difficult year. With the benefit of hindsight, we wish we had moved away from our prior investment theme more rapidly. But we are moving in a new direction now, and will continue to do so with the same dedication to the investment principles that have always guided our long-term approach to value investing. Adherence to these disciplines has proved profitable over a very long period of time and we have every confidence that such a disciplined approach will continue to reward investors in the years ahead.


EDWARD C. FRIEDEL

VALUE EQUITY PORTFOLIO
PORTFOLIO MANAGER

28  WRL SERIES FUND, INC.

                                                                      [NWQ LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. VALUE EQUITY PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                  PORTFOLIO       S&P INDEX
                                  ---------       ---------
Inception 5/1/96                   $10,000         $10,000
Period Ended 12/31/96              $11,319         $11,500
FYE 12/31/97                       $14,153         $15,337
FYE 12/31/98                       $13,477         $19,720

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


             RESULTS FOR 1998 WEREN'T CONSISTENT, BUT IN MANY WAYS, WORLD ECONOMIC DEVELOPMENTS FOR THE YEAR WERE EXTRAORDINARY.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                         1998 ANNUAL REPORT   29

INTERNATIONAL EQUITY PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN THE COMMON STOCK OF FOREIGN ISSUERS TRADED ON OVERSEAS EXCHANGES.

Five Largest Holdings (% of Net Assets)

Axa                      3.11 %
Nokia Oyj - Class A      2.97 %
ING Groep NV             2.65 %
Mannesmann AG            2.57 %
Preussag AG              2.37 %

Five Largest Industries (% of Net Assets)

Commercial Banks              14.3 %
Telecommunications             8.0 %
Pharmaceuticals                5.7 %
Food Stores                    5.6 %
Communications Equipment       5.2 %

[GRAPHIC] MARKET ENVIRONMENT

   1998 was a volatile period in international equity markets. The third quarter collapse of the Russian economy affected the global banking sector and every emerging market. Equity and bond investors reacted positively when central bankers began cutting interest rates in an attempt to restore stability. The resulting rally in equity markets left many market indexes at year-end levels that made it look as if the turmoil of the third quarter had never happened.

[GRAPHIC] PERFORMANCE

   In this environment, the International Equity Portfolio produced a total return of 12.85 %. By comparison, the Morgan Stanley Capital International
(EAFE) Index returned 13.13 % and the Morgan Stanley Capital International World (excl. United States) Index returned 12.36 %.

[GRAPHIC] STRATEGY REVIEW

SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED:

   While asset allocation had a relatively neutral effect this year, we were adversely impacted by relatively poor equity selection in Europe and by the strengthening of the yen against the dollar. In Europe, the sudden deterioration of economic conditions over the summer resulted in a number of the stocks reporting profits which surprised and disappointed the market. As a consequence, stock selection was particularly hazardous in the second half of the year. The sudden strength of the yen was entirely unexpected and, in many ways, has exacerbated the rise of the Japanese currency.

GE INVESTMENT MANAGEMENT INCORPORATED:

   Despite global market volatility, our strategy of focusing on the long-term fundamentals of individual companies was justified when European markets recovered in the fourth quarter and our European stocks outperformed. Performance was affected slightly because we were underweighted in the Japanese equity market, where the yen rose sharply against the dollar in the fourth quarter. Japan's underlying market fundamentals continue to deteriorate. The strong yen made exports more expensive, which negatively affected corporate earnings. Our top performers included Nokia Oyj, the Finnish cellular telephone manufacturer, AXA, a French insurance company, and Mannesmann AG, a German industrial manufacturing company.

[GRAPHIC] OUTLOOK

SCOTTISH EQUITABLE INVESTMENT MANAGEMENT LIMITED:

Overall, we are reasonably positive on the investment outlook for 1999, but a note of caution is required. The performance from most major equity and bond markets in recent years has been very good and it is unlikely that returns of the magnitude we have seen can be sustained. In a low inflation environment, lower nominal returns should be anticipated, therefore, we expect returns in most markets this year to be lower than in 1998. Nevertheless, with inflation and interest rates remaining at low levels, we still believe it makes sense to stay fully invested.

GE INVESTMENT MANAGEMENT INCORPORATED:

   Looking ahead, we are entering a deflationary era, an environment where few investors have experience. Prices are falling in many areas, including commodities such as crude oil, metals, and agriculture. These prices bear careful watching because developing nations, which depend on primary products for economic wealth, also tend to be the swing factor in economic recoveries. The European Monetary Union's January 1 debut will continue to be a catalyst for industry consolidation in the 11 participating countries. We are well positioned to benefit from consolidations in the banking, insurance, automotive and retail segments. Since it seems unlikely that Japan will solve its economic problems in the near term, the Portfolio will continue to have a small exposure in Japanese stocks.


RUSSELL HOGAN                       RALPH LAYMAN

SCOTTISH EQUITABLE INVESTMENT       GE INVESTMENT
MANAGEMENT LIMITED                  MANAGEMENT INCORPORATED
FOR THE INVESTMENT                  PORTFOLIO MANAGER
MANAGEMENT BOARD
               INTERNATIONAL EQUITY PORTFOLIO
                  CO-PORTFOLIO MANAGEMENT

30  WRL SERIES FUND, INC.

                                      [SCOTTISH EQUITABLE & GE INVESTMENTS LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. INTERNATIONAL EQUITY PORTFOLIO, THE MORGAN STANLEY CAPITAL INTERNATIONAL
 (EAFE) INDEX, AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD (EXCL. UNITED
                                 STATES) INDEX

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Morgan Stanley Capital International (EAFE) Index, and the Morgan Stanley Capital International World (excl. United States) Index over the same time frame.

                                                   MSCI            MSCI
                                  PORTFOLIO       (EAFE)         (exc. US)
                                  ---------       -------        ---------
Inception 1/2/97                   $10,000        $10,000        $10,000
Period Ended 12/31/97              $10,750         $9,993        $10,018
FYE 12/31/98                       $12,131        $11,305        $11,255

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


                   STOCK SELECTION WAS PARTICULARLY HAZARDOUS
                        IN THE SECOND HALF OF THE YEAR.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

FOREIGN SECURITIES INVOLVE SPECIAL RISK DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                         1998 ANNUAL REPORT   31

U.S. EQUITY PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF U.S. COMPANIES.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Citigroup Inc.                  2.76 %
Merck & Co., Inc.               2.51 %
Bristol-Myers Squibb Company    2.43 %
International Business
  Machines Corporation          2.07 %
Fannie Mae                      1.93 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Pharmaceuticals                        13.8 %
Computer & Office Equipment             8.1 %
Telecommunications                      7.4 %
Insurance                               5.5 %
Computer & Data Processing Services     4.2 %

[GRAPHIC] MARKET ENVIRONMENT

   In a narrow market environment where a few large companies, notably in technology, did extremely well, the Portfolio modestly underperformed the Standard and Poor's Index of 500 Common Stocks ("S&P 500"). As it turned out, investors gave a fairly short list of companies, notably, again, in technology, extremely high valuations. Although the Portfolio includes strong technology stocks like Cisco Systems, Inc. and International Business Machines Corporation, it was underweighted in the sector because of concerns about the extremely high valuations these stocks have been given.

[GRAPHIC] PERFORMANCE

   For the year ended December 31, 1998, the U.S. Equity Portfolio returned
22.87 % which compares very favorable with its peer group. The capitalization-weighted S&P 500, the Portfolio's benchmark index posted a 28.58 % gain for the same period.

[GRAPHIC] STRATEGY REVIEW

   Strong performances by consumer stocks helped the Portfolio outperform its peers. Healthcare issues such as Allergan, Inc., R.P. Scherer Corporation and Watson Pharmaceuticals, Inc. did well because their earnings are less affected by market cycles. With consumer confidence high and unemployment low, holdings in home improvement retailers like The Home Depot, Inc., and Lowe's Companies, Inc., and other retailers like Wal-Mart Stores, Inc., and Dayton Hudson Corporation, posted excellent returns. Comcast Corporation, a media company, did well for similar reasons.

   In contrast, the Portfolio's energy stock sector underperformed because oil prices stayed down longer than expected. Factors such as colder weather, production cutbacks within the Organization of Petroleum Exporting Countries and a possible increase in demand from Asia may reverse the inventory overhand and resulting price weaknesses.

[GRAPHIC] OUTLOOK

   Looking ahead, we foresee a healthy United States economy fueled by low inflation, high consumer confidence, job growth, and another Federal budget surplus. Although domestic and global growth may slow from the double-digit pace of the past four years, signs of recession are few. Businesses, however, are likely to find it challenging to raise prices. In this environment, investors will reward companies that can increase their profits without raising prices.


EUGENE BOLTON

U.S. EQUITY PORTFOLIO
PORTFOLIO MANAGER

32  WRL SERIES FUND, INC.

                                                           [GE INVESTMENTS LOGO]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
   U.S. EQUITY PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON STOCKS

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                  PORTFOLIO       S&P INDEX
                                  ---------       ---------
Inception 1/2/97                   $10,000         $10,000
Period Ended 12/31/97              $12,701         $13,336
FYE 12/31/98                       $15,606         $17,148

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


    WE FORESEE A HEALTHY UNITED STATES ECONOMY FUELED BY LOW INFLATION, HIGH
      CONSUMER CONFIDENCE, JOB GROWTH, AND ANOTHER FEDERAL BUDGET SURPLUS.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                         1998 ANNUAL REPORT   33

THIRD AVENUE VALUE PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING EQUITY SECURITIES OF WELL-FINANCED COMPANIES BELIEVED TO BE PRICED BELOW THEIR PRIVATE MARKET VALUES.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

3Com Corporation                                7.33 %
FSI International, Inc.                         4.55 %
Financial Security Assurance Holdings Ltd.      4.47 %
Mitsui Marine & Fire
  Insurance Company, Ltd.                       4.41 %
Toyoda Automatic Loom Works, Ltd.               4.28 %

FIVE LARGEST INDUSTRIES (% OF NET ASSETS)

Industrial Machinery & Equipment                24.4 %
Insurance                                       22.4 %
Computer & Office Equipment                      8.8 %
Electronic Components &
Accessories                                      4.6 %
Medical Instruments & Supplies                   4.3 %

[GRAPHIC] MARKET ENVIRONMENT

   Extreme volatility characterized security prices across a variety of markets for virtually the entire period. In its bouts of irrationality, however, the market afforded some excellent opportunities to accumulate investments at very attractive prices. While share prices of many of the Portfolio's holdings rebounded nicely from the depressed levels they had reached earlier in the year, they nevertheless remain undervalued, at least when measured by the ratio of public market share prices to corporate business values.

[GRAPHIC] PERFORMANCE

   The Third Avenue Value Portfolio, which commenced operations January 2 of this year, declined 6.84 % through December 31, 1998. The Standard and Poor's Index of 500 Common Stocks gained 28.58 % for the same period. I believe the Portfolio's sub-par performance is a measure indicating that terrific values became even more terrific as the common stocks of strong business with large, long-term potential became even more attractively priced than when they were acquired initially.

[GRAPHIC] STRATEGY REVIEW

   In the fourth quarter, we closed out our remaining position in Japanese bank common stocks at a loss. In acquiring stocks in this sector, I had hoped to replicate the enormous success of investing in troubled U.S. depository institutions in the early 1990s. This seems to have been especially faulty analysis on my part. As it turns out, there was never any chance these stocks could have been like their U.S. counterparts. And though I now have the benefit of hindsight, I really think I should have known better.

   On the other hand, our investments in Japanese non-life insurance companies far outperformed relevant indexes. The experience for the Portfolio's investments in semiconductor equipment common stocks seems to have been similar. This is the way it should be. First, the companies in which we invest enjoy exceptional strength. As such, they are unlikely to be victimized by dramatic, adverse, unpredictable business changes. Second, if there is no evidence of permanent impairment of capital, we average down by increasing our positions in solid companies at lower and lower prices.

[GRAPHIC] OUTLOOK

   Many of the factors that negatively impacted performance during the year were reversed and ultimately created buying opportunities. As we move into 1999, we are even more encouraged with the Portfolio and our approach to investing. There is a great deal of comfort in investing using a balanced approach and it seems particularly appropriate for investors with true long-term goals. If we do the analysis right, long-term performance for the Portfolio should be satisfactory. I remain optimistic about our current holdings, both in terms of quality and in terms of appreciation potential.


MARTIN J. WHITMAN

THIRD AVENUE VALUE PORTFOLIO
PORTFOLIO MANAGER

34  WRL SERIES FUND, INC.

                                                       [THIRD AVENUE FUNDS LOGO]

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC. THIRD AVENUE VALUE PORTFOLIO AND THE STANDARD & POOR'S INDEX OF 500 COMMON
                                     STOCKS

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                  PORTFOLIO       S&P INDEX
                                  ---------       ---------
Inception 1/2/98                   $10,000         $10,000
Period Ended 12/31/98               $9,316         $12,858

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost.

This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


 MANY OF THE FACTORS THAT NEGATIVELY IMPACTED PERFORMANCE DURING THE YEAR WERE
             REVERSED AND ULTIMATELY CREATED BUYING OPPORTUNITIES.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

FOREIGN SECURITIES INVOLVE SPECIAL RISK DESCRIBED IN THE PROSPECTUS THAT SHOULD BE CONSIDERED CAREFULLY BEFORE INVESTING.

                                                         1998 ANNUAL REPORT   35

REAL ESTATE SECURITIES PORTFOLIO

FOR THE YEAR ENDED DECEMBER 31, 1998

 ...SEEKS LONG-TERM TOTAL RETURN FROM INVESTING PRIMARILY IN EQUITY SECURITIES OF REAL ESTATE COMPANIES.

FIVE LARGEST HOLDINGS (% OF NET ASSETS)

Equity Office Properties Trust          9.07 %
Equity Residential Properties Trust     6.79 %
Simon Property Group, Inc.              6.71 %
Arden Realty, Inc.                      5.76 %
National Golf Properties, Inc.          4.81 %

[GRAPHIC] MARKET ENVIRONMENT

   The real estate investment trust ("REIT") market began a slow decent in the first quarter of 1998. During the second quarter, the capital markets for REITs began to contract with only a hint of what was just around the corner--performance continued to slide with the group posting an even larger negative return. REITs suffered again with the broader market in the third quarter, recording another, and larger, loss for the period. But unlike the broader markets that rallied in the fourth quarter, REITs continued their slide. All told, the Morgan Stanley REIT Index ended the year with a (16.9)% return.

[GRAPHIC] PERFORMANCE

   From its inception May 1, 1998 through December 31, 1998, the Real Estate Securities Portfolio declined 14.93 %. For the same period, the Morgan Stanley REIT Index declined 13.23 %. These returns are, of course, in sharp contrast to the performance of the Standard and Poor's Index of 500 Common Stocks which gained 11.71 % for the same period.

[GRAPHIC] STRATEGY REVIEW

   Bad news plagued the industry as international economies crumbled. The collapse and bail out of hedge fund Long Term Capital Management caused a near complete shut-down in lending from the Commercial Mortgage Backed Securities markets, a prime source of capital for REITs.

   Our underperformance for the period was the result of over-weight positions in Starwood Hotels & Resorts, Crescent Real Estate Equities Company, and Simon Property Group, Inc. Our lack of exposure to Duke Realty Investment in the office/industrial sector also hurt performance.

[GRAPHIC] OUTLOOK

   A simplified way to look at the expected return for REIT's is to combine the current dividend yield with the estimated growth in earnings. Given the yield on the Morgan Stanley REIT Index at year end and analysts' consensus estimates for growth in funds from operations in 1999, future investment returns for the group appear to be favorable. So while performance for REIT's in 1998 was disappointing, we think there is a silver lining.

   Meanwhile, supply and demand fundamentals remain in balance and the U.S. economy continues to grow. Continuous new job growth should spur further demand for office and industrial space which in turn could result in upward pressure on rental rates. With equity markets recording double-digit returns for the past four years, the need for diversification in an investment portfolio has rarely been more apparent. We believe REIT's offer such diversification and performance expectations appear strong.


DANIEL P. O'CONNOR

REAL ESTATE SECURITIES PORTFOLIO
PORTFOLIO MANAGER

36  WRL SERIES FUND, INC.

                                                  [J.P. MORGAN INVESTMENTS LOGO]

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE WRL SERIES FUND, INC.
       REAL ESTATE SECURITIES PORTFOLIO AND THE MORGAN STANLEY REIT INDEX

                                    [GRAPH]

Mountain graph depicting the change in value of a $10,000 investment in the portfolio since inception versus the Standard & Poor's Index of 500 Common Stocks (S&P) over the same time frame.

                                  PORTFOLIO       S&P INDEX
                                  ---------       ---------
Inception 5/1/98                   $10,000         $10,000
Period Ended 12/31/98               $8,507          $8,677

* Inception

The Portfolio's investment return and net asset value per share will fluctuate. Past performance does not guarantee future results. Investor's units, when redeemed, may be worth more or less than their original cost. This performance information must be accompanied by the quarterly performance reports as of the most recent calendar quarter for the appropriate variable annuity products showing average annual and cumulative total returns of the respective products, net of fees and charges, including mortality and expense risk charge.

For variable universal life insurance, please refer to the hypothetical illustrations in the prospectus, which show the effect on performance of all charges that may apply to a policy. You may wish to obtain a personalized illustration, which reflects all the charges that apply to a policy.


        WITH EQUITY MARKETS RECORDING DOUBLE-DIGIT RETURNS FOR THE PAST
                 FOUR YEARS, THE NEED FOR DIVERSIFICATION IN AN
              INVESTMENT PORTFOLIO HAS RARELY BEEN MORE APPARENT.


THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY THE FUND'S CURRENT PROSPECTUS.

                                                         1998 ANNUAL REPORT   37

SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

                                           PRINCIPAL      MARKET
                                            AMOUNT        VALUE
                                           ---------      ------

SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (13.65 %)

  Federal Maritime Commission
    4.50 %, due 01/04/1999 ..............   $ 23,185      $ 23,173
                                                          --------
  Total Short-Term U.S.
    Government Obligations
  (cost: $ 23,173)...................................       23,173
                                                          --------
COMMERCIAL PAPER (26.60 %)

     CHEMICALS & ALLIED PRODUCTS (4.65 %)

  Monsanto Company - 144A (b)
    5.00 %, due 04/06/1999 ..............      8,000         7,894

    COMMERCIAL BANKS (3.52 %)

  NationsBank Corporation
    5.50 %, due 02/02/1999 ..............      6,000         5,971

    FINANCE (12.58 %)

  CXC Inc. - 144A (b)
    5.08 %, due 03/15/1999 ..............      8,500         8,412
  Province of Quebec
    5.50 %, due 01/11/1999 ..............      4,000         3,994
  Province of Quebec
    5.04 %, due 03/15/1999 ..............      2,000         1,980
  San Paolo US Financial Company
    5.49 %, due 02/08/1999 ..............      7,000         6,959

    PERSONAL CREDIT INSTITUTIONS (5.85 %)

  Associates First Capital Corporation
    5.03 %, due 02/16/1999 ..............     10,000         9,936
                                                          --------
  Total Commercial Paper
  (cost: $ 45,146)..................................        45,146
                                                          --------
SHORT-TERM OBLIGATIONS (39.59 %)

    BEVERAGES (3.53 %)

  PepsiCo, Inc. (a)
    5.21 %, due 08/19/1999 ..............      6,000         5,996

    BUSINESS CREDIT INSTITUTIONS (3.65 %)

  The CIT Group, Inc. (a)
    4.95 %, due 10/20/1999 ..............      6,200         6,200

    COMMERCIAL BANKS (19.45 %)

  American Express Centurion Bank (a)
    5.53 %, due 05/07/1999 ..............      1,000         1,000
  American Express Centurion Bank (a)
    5.48 %, due 08/13/1999 ..............      5,000         5,000
  Bank One Corporation (a)
    5.24 %, due 08/04/1999 ..............      7,000         7,000


                                           PRINCIPAL      MARKET
                                            AMOUNT        VALUE
                                           ---------      ------

SHORT-TERM OBLIGATIONS (CONTINUED)

     COMMERCIAL BANKS (CONTINUED)

  First Union Corporation (a)
    5.48 %, due 05/14/1999 ..............   $  5,000      $  5,000
  First Union National Bank (a)
    5.21 %, due 10/25/1999 ..............      4,000         4,000
  KeyBank National Association (a)
    4.84 %, due 09/03/1999 ..............      7,000         6,999
  KeyBank National Association (a)
    5.57 %, due 10/15/1999 ..............      2,000         2,000
  The Bank of New York
    Company, Inc.
    5.64 %, due 03/26/1999 ..............      2,000         2,000

    FINANCE (4.12 %)

  Abbey National Treasury Services (a)
  5.17 %, due 06/01/1999 ................      5,000         4,998
  Asset-Backed Securities Investment
    Trust - 144A (a) (b)
    5.54 %, due 08/15/1999 ..............      2,000         2,000

    PERSONAL CREDIT INSTITUTIONS (8.84 %)

  Beneficial Corporation (a)
    5.41 %, due 10/12/1999 ..............      5,000         5,003
  General Electric Capital
    Corporation (a)
    4.86 %, due 05/04/1999 ..............      5,000         5,000
  General Motors Acceptance
    Corporation (a)
  5.20 %, due 07/06/1999 ................      5,000         4,998
                                                          --------
  Total Short-Term Obligations
  (cost: $ 67,194)..................................
                                                            67,194
                                                          --------
CERTIFICATES OF DEPOSITS (19.44 %)

  Bank of America National Trust &
    Savings Association
    5.63 %, due 02/26/1999 ..............      2,000         2,000
  Bank of Nova Scotia (a)
    5.45 %, due 06/07/1999 ..............      5,000         4,998
  Bankers Trust Company (a)
    5.07 %, due 05/14/1999 ..............      5,000         4,999
  Commerzbank AG
    5.67 %, due 03/05/1999 ..............      3,000         3,000
  Deutsche Bank AG
    5.73 %, due 04/15/1999 ..............      3,000         3,000
  Rabobank Nederland NV - NY
    5.62 %, due 02/03/1999 ..............      5,000         4,999
  Societe Generale - NY (a)
    5.54 %, due 05/26/1999 ..............      5,000         4,999
  Swiss Bank Corporation - NY
    5.64 %, due 03/23/1999 ..............      2,000         2,000


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

38  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
MONEY MARKET PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

                                              PRINCIPAL      MARKET
                                                AMOUNT        VALUE
                                              ---------      ------

CERTIFICATES OF DEPOSITS (CONTINUED)

  Toronto-Dominion Bank - NY
    5.65 %, due 07/24/1999 .................. $  3,000      $   2,999
                                                            ---------
  Total Certificates of Deposits
  (cost: $ 32,994).....................................        32,994
                                                            ---------
  Total Investment Securities
  (cost: $ 168,507)....................................     $ 168,507
                                                            =========


SUMMARY

  Investments, at market value ..........        99.28 %    $ 168,507
  Other assets in
    excess of liabilities ...............         0.72 %        1,224
                                              --------      ---------
  Net assets ............................       100.00 %    $ 169,731
                                              ========      =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     Floating rate note. Rate listed is as of December 31, 1998.
(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.


                                                          1998 ANNUAL REPORT  39

SCHEDULE OF INVESTMENTS
BOND PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS


                                       PRINCIPAL      MARKET
                                        AMOUNT        VALUE
                                       ---------      ------

U.S. GOVERNMENT OBLIGATIONS (26.07 %)

  U.S. Treasury Bond
    7.25 %, due 05/15/2016 .........   $ 5,000      $ 6,055
  U.S. Treasury Bond
    6.25 %, due 08/15/2023 .........     5,000        5,593
  U.S. Treasury Bond
    6.50 %, due 11/15/2026 .........     6,000        6,983
  U.S. Treasury Note
    5.75 %, due 10/31/2002 .........     7,000        7,255
  U.S. Treasury Note
    5.25 %, due 08/15/2003 .........     2,000        2,050
  U.S. Treasury Note (a)
    6.50 %, due 05/15/2005 .........     5,000        5,477
  U.S. Treasury Note (a)
    6.63 %, due 05/15/2007 .........     5,000        5,633
  U.S. Treasury Note (a)
    6.13 %, due 08/15/2007 .........     5,000        5,470
                                                    -------
  Total U.S. Government Obligations
  (cost: $ 42,793).............................      44,516
                                                    -------
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.97 %)

  Federal Home Loan Bank
    5.50 %, due 08/13/2001 .........     5,000        5,076
                                                    -------
  Total U.S. Government Agency Obligations
  (cost: $ 5,092)..............................       5,076
                                                    -------
MORTGAGE-BACKED SECURITIES (2.85 %)

  Aetna Commercial Mortgage Trust
    1997-ALIC
    6.71 %, due 01/15/2006 .........     2,500        2,592
  CBM Funding Corporation
    7.08 %, due 11/01/2007 .........     2,150        2,275
                                                    -------
  Total Mortgage-Backed Securities
  (cost: $ 4,817)..............................       4,867
                                                    -------
ASSET-BACKED SECURITIES (5.55 %)

  AmeriCredit Automobile
    Receivables Trust 1996-D
    6.30 %, due 05/12/2002 .........     1,500        1,528
  CIT RV Trust 1998-A
    6.09 %, due 03/15/2012 .........     2,000        2,035
  Citibank Credit Card Master
    Trust I 1998-2
    6.05 %, due 01/15/2010 .........     2,000        2,042
  CSXT Trade Receivable Master
    Trust 1998-1
    6.00 %, due 07/26/2004 .........     2,000        2,037
  ICON Equipment Lease Grantor
    Trust 1998-A
    6.19 %, due 09/15/2006 .........     1,817        1,838
                                                    -------
  Total Asset-Backed Securities
  (cost: $ 9,288)..............................       9,480
                                                    -------


                                        PRINCIPAL      MARKET
                                         AMOUNT        VALUE
                                        ---------      ------

CORPORATE DEBT SECURITIES (57.77 %)

    AUTO REPAIR, SERVICES & PARKING (1.57 %)

  Ryder System, Inc.
    9.25 %, due 05/15/2001 .........   $ 2,500      $ 2,678

    AUTOMOTIVE (5.05 %)

  Daimler-Benz of North America, Inc.
    7.38 %, due 09/15/2006 .........     2,000        2,238
 Ford Motor Credit Company
    6.75 %, due 08/15/2008 .........     2,000        2,165
 General Motors Corporation
    7.13 %, due 05/01/2003 .........     4,000        4,220

    BUSINESS CREDIT INSTITUTIONS (2.38 %)

  FINOVA Capital Corporation
    6.50 %, due 07/28/2002 .........     2,000        2,018
 Heller Financial, Inc.
    6.44 %, due 10/06/2002 .........     2,000        2,040

    CHEMICALS & ALLIED PRODUCTS (1.80 %)

  Praxair, Inc.
    6.90 %, due 11/01/2006 .........     3,000        3,071

    COMMERCIAL BANKS (10.31 %)

  Den Danske Bank - 144A (b)
    6.38 %, due 06/15/2008 .........     2,500        2,463
  Golden State Bancorp Inc. - 144A (b)
  7.13 %, due 08/01/2005 ...........     1,500        1,479
  NationsBank Corporation
    7.50 %, due 09/15/2006 .........     3,000        3,304
  PNC Bank Corp.
    6.88 %, due 07/15/2007 .........     2,000        2,153
  Skandinaviska Enskilda
    Banken - 144A (b) (c)
    6.50 %, due 12/29/2049 .........     2,000        1,952
  Swiss Bank Corporation
    6.75 %, due 07/15/2005 .........     2,000        2,103
  Swiss Bank Corporation
    7.00 %, due 10/15/2015 .........     2,000        2,063
  The Bank of New York
    Company, Inc.
    6.63 %, due 06/15/2003 .........     2,000        2,088

    COMPUTER & OFFICE EQUIPMENT (1.25 %)

  International Business Machines
    Corporation
    7.25 %, due 11/01/2002 .........     2,000        2,135
    DEPARTMENT STORES (2.55 %)
  J. C. Penney Company, Inc.
    7.60 %, due 04/01/2007 .........     2,000        2,200
  Sears Roebuck Acceptance
    Corporation
    7.00 %, due 06/15/2007 .........     2,000        2,153


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

40  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
BOND PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

                                                PRINCIPAL      MARKET
                                                  AMOUNT        VALUE
                                                ---------      ------

CORPORATE DEBT SECURITIES (CONTINUED)

    ELECTRIC, GAS & SANITARY SERVICES (1.15 %)

  United Utilities PLC
    6.88 %, due 08/15/2028 ...................   $ 2,000      $   1,963

    ENVIRONMENTAL SERVICES (1.46 %)

  Waste Management, Inc.
    6.13 %, due 07/15/2001 ...................     2,500          2,497

    FINANCE (12.55 %)

  AT&T Capital Corporation
    7.50 %, due 11/15/2000 ...................     2,000          2,030
  Fannie Mae
    5.25 %, due 01/15/2003 ...................     5,000          5,041
  Fannie Mae (a)
    5.75 %, due 06/15/2005 ...................     5,000          5,183
  Fannie Mae (a)
    5.75 %, due 02/15/2008 ...................     5,000          5,186
  Fannie Mae
    7.00 %, due 08/25/2010 ...................     2,000          2,087
  Federal National Conversion Issue
    6.00 %, due 06/01/2013 ...................     1,914          1,919

    FOOD & KINDRED PRODUCTS (1.21 %)

  CPC International, Inc.
    6.15 %, due 01/15/2006 ...................     2,000          2,068

    GAS PRODUCTION & DISTRIBUTION (1.25 %)

  Tennessee Gas Pipeline Company
    7.50 %, due 04/01/2017 ...................     2,000          2,129

    MORTGAGE BANKERS AND BROKERS (3.64 %)

  Captiva Finance Ltd. - 144A (b)
    6.86 %, due 11/30/2009 ...................     2,000          2,100
  Countrywide Home Loans, Inc.
    5.62 %, due 10/16/2000 ...................     2,000          1,994
  The Money Store Inc.
    7.30 %, due 12/01/2002 ...................     2,000          2,118
    OIL & GAS EXTRACTION (0.57 %)
  Mitchell Energy & Development
    Corp.
    6.75 %, due 02/15/2004 ...................     1,000            976

    PERSONAL CREDIT INSTITUTIONS (0.68 %)

  Capital One Bank
    6.74 %, due 05/31/1999 ...................       250            251
  Capital One Bank
    6.42 %, due 11/12/1999 ...................       500            504
  Capital One Bank
    6.66 %, due 06/19/2000 ...................       400            408

                                               PRINCIPAL        MARKET
                                                 AMOUNT         VALUE
                                               ---------        ------

CORPORATE DEBT SECURITIES (CONTINUED)

    PETROLEUM REFINING (1.30 %)

  Texaco Capital Inc.
    7.09 %, due 02/01/2007 ...................   $ 2,000      $   2,213

    PRINTING & PUBLISHING (1.24 %)

  Tribune Company
    6.88 %, due 11/01/2006 ...................     2,000          2,115

    RAILROADS (0.62 %)

  CSX Corporation
    7.25 %, due 05/01/2004 ...................     1,000          1,064

    RUBBER & MISC. PLASTIC PRODUCTS (0.63 %)

  Rubbermaid Incorporated
    6.60 %, due 11/15/2006 ...................     1,000          1,074

    SECURITY & COMMODITY BROKERS (3.66 %)

  Lehman Brothers Inc.
    6.38 %, due 10/23/2000 ...................     2,050          2,053
  Merrill Lynch & Co., Inc.
    6.56 %, due 12/16/2007 ...................     2,000          2,100
  Morgan Stanley Dean
    Witter and Co.
    6.88 %, due 03/01/2007 ...................     2,000          2,100

    TELECOMMUNICATIONS (0.94 %)

  MCI WORLDCOM, Inc.
    6.95 %, due 08/15/2006 ...................     1,500          1,601

    WHOLESALE TRADE NONDURABLE GOODS (1.96 %)

  SYSCO Corporation
    7.25 %, due 04/15/2007 ...................     3,000          3,345
                                                              ---------
  Total Corporate Debt Securities
  (cost: $ 95,251)......................................         98,642
                                                              ---------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (1.76 %)

  Federal Maritime Commission
    5.10 %, due 01/07/1999 ...................     3,000          2,997
                                                              ---------
  Total Short-Term U.S.
    Government Obligations
  (cost: $ 2,997).......................................          2,997
                                                              ---------
  Total Investment Securities
  (cost: $ 160,238).....................................
                                                              $ 165,578
                                                              =========

See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  41

SCHEDULE OF INVESTMENTS
BOND PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS


SUMMARY

  Investments, at market value .........     96.97 %       $ 165,578
  Other assets in
    excess of liabilities ..............      3.03 %           5,166
                                             -----         ---------
  Net assets ...........................    100.00 %       $ 170,744
                                            ======         =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a) As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is $ 22,219. See footnote 1F to the financial statements.
(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(c)     Variable rate note. Rate listed is as of December 31, 1998.


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.


42  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
GROWTH PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                              PRINCIPAL      MARKET
                                                AMOUNT        VALUE
                                              ---------      ------

CONVERTIBLE BONDS (0.01 %)

    ELECTRONIC COMPONENTS & ACCESSORIES (0.01 %)

  Lernout & Hauspie Speech
    Products NV - 144A (c)
    8.00 %, due 11/15/2001 ............           $ 148    $    440
                                                           --------
  Total Convertible Bonds
  (cost: $ 148)........................................         440
                                                           --------

                                              NUMBER OF      MARKET
                                                SHARES        VALUE
                                              ---------      ------
PREFERRED STOCKS (0.03 %)

    COMPUTER & DATA PROCESSING SERVICES (0.03 %)

  SAP AG - Vorzug .........................       1,665    $    795
                                                           --------
  Total Preferred Stocks
  (cost: $ 727)........................................         795
                                                           --------
COMMON STOCKS (88.35 %)

    BEVERAGES (0.99 %)

  Coca-Cola Company .......................     455,850      30,485

    COMMERCIAL BANKS (2.69 %)

  Banca Commerciale Italiana ..............   6,818,345      47,246
  Firstar Corporation .....................     384,435      35,849

    COMMUNICATION (1.01 %)

  Comcast Corporation - Class A ...........     516,735      30,326
  Level 3 Communications, Inc. (a) (b).....      17,850         770

    COMMUNICATIONS EQUIPMENT (6.99 %)

  Newbridge Networks
    Corporation (a) .......................      11,960         363
  Nokia Oyj - Sponsored ADR (b) ...........   1,574,250     189,599
  Tekelec (a) .............................      11,965         198
  Tellabs, Inc. (a) (b) ...................     371,710      25,485
  ViaSat, Inc. (a) ........................      20,000         201

    COMPUTER & DATA PROCESSING SERVICES (16.03 %)

  America Online, Inc. (a) ................   1,555,345     248,855
  BMC Software, Inc. (a) ..................      28,705       1,279
  Cadence Design Systems, Inc. (a) ........      65,820       1,958
  Cambridge Technology
    Partners, Inc. (a) ....................       8,975         199
  Citrix Systems, Inc. (a) ................       4,190         407
  Compuware Corporation (a) ...............      11,400         891
  Concord Communications, Inc. (a).........       8,905         505
  Electronic Data Systems
    Corporation ...........................       9,750         490
  Intuit Inc. (a) .........................       3,585         260
  J.D. Edwards & Company (a) (b) ..........     292,420       8,297


                                              NUMBER OF      MARKET
                                                SHARES        VALUE
                                              ---------      ------

COMMON STOCKS (CONTINUED)

     COMPUTER & DATA PROCESSING SERVICES (CONTINUED)

  Legato Systems, Inc. (a) ................      13,780    $    909
  Microsoft Corporation (a) ...............   1,612,350     223,613
  SAP AG - Sponsored ADR (b) ..............       2,990         108
  Sapient Corporation (a) (b) .............      32,785       1,836
  VERITAS Software Corporation (a) ........      58,018       3,477
  Visio Corporation (a) ...................      22,710         830
  Whittman-Hart, Inc. (a) .................      29,800         823

    COMPUTER & OFFICE EQUIPMENT (13.11 %)

  Ascend Communications,
    Inc. (a) (b) ..........................      14,935         982
  Cisco Systems, Inc. (a) .................   1,245,715     115,618
  Dell Computer Corporation (a) ...........   3,864,625     282,842
  EMC Corporation (a) .....................      17,960       1,527
  Hewlett-Packard Company .................       2,985         204
  International Business Machines
    Corporation ...........................       7,050       1,302
  Sun Microsystems, Inc. (a) ..............      24,910       2,133

    DEPARTMENT STORES (0.77 %)

  Fred Meyer, Inc. (a) ....................     394,420      23,764

    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.25 %)

  General Electric Company ................   1,283,690     131,017

    ELECTRONIC COMPONENTS & ACCESSORIES (4.21 %)

  JDS FITEL Inc. (a) ......................      37,579         930
  Micron Technology, Inc. (a) (b) .........      18,995         960
  PMC-Sierra, Inc. (a) ....................      12,285         775
  Texas Instruments Incorporated ..........   1,390,355     118,962
  Uniphase Corporation (a) ................      22,595       1,568
  Vitesse Semiconductor
    Corporation (a) .......................      16,800         767
  Xilinx, Inc. (a) ........................      89,745       5,845

    ENGINEERING & MANAGEMENT SERVICES (0.02 %)

  META Group, Inc. (a) ....................      20,212         601

    FINANCE (1.05 %)

  Freddie Mac .............................     505,025      32,543

    FOOD STORES (2.63 %)

  Safeway Inc. (a) ........................   1,329,930      81,043

    MANUFACTURING INDUSTRIES (0.02 %)

  Mattel, Inc. (b) ........................      22,670         517

    MEDICAL INSTRUMENTS & SUPPLIES (1.23 %)

  Medtronic, Inc. (b) .....................     509,510      37,831
  Photoelectron Corporation (a) (b) .......      56,850         249


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  43

SCHEDULE OF INVESTMENTS
GROWTH PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                NUMBER OF          MARKET
                                                  SHARES           VALUE
                                                ---------          ------

COMMON STOCKS (CONTINUED)

    MOTION PICTURES (1.85 %)

  Time Warner Inc. (b) .....................      920,430      $    57,124

    PERSONAL CREDIT INSTITUTIONS (1.94 %)

 American Express Company ...................     585,975           59,916

    PHARMACEUTICALS (19.01 %)

  American Home Products
    Corporation .............................     737,470           41,529
  Astra AB - Class A Free ...................     518,890           10,630
  Astra AB - Sponsored ADR (b) ..............      59,665            1,234
  Bristol-Myers Squibb Company ..............     444,983           59,544
  Elan Corporation PLC -
    Sponsored ADR (a) (b) ...................     832,505           57,911
  Eli Lilly and Company .....................   1,272,425          113,087
  Pfizer Inc. ...............................   1,232,700          154,627
  SmithKline Beecham PLC -
    Sponsored ADR ...........................     420,785           29,245
  Warner-Lambert Company ....................   1,583,710          119,075

    RADIO & TELEVISION BROADCASTING (1.20 %)

  Fox Entertainment
    Group, Inc. - Class A (a) ...............     120,985            3,047
  Jacor Communications, Inc. (a) (b) ........     525,730           33,844

    RESTAURANTS (0.96 %)

  Starbucks Corporation (a) (b) .............     527,430           29,602

    TELECOMMUNICATIONS (5.28 %)

  AirTouch Communications, Inc. (a)..........     450,960           32,525
  Lucent Technologies Inc. ..................     520,930           57,302
  MCI WORLDCOM, Inc. (a) ....................     512,520           36,773
  Qwest Communications
    International Inc. (a) (b) ..............     728,160           36,408

    VARIETY STORES (1.92 %)

  Costco Companies, Inc. (a) ................     818,905           59,115

    WATER TRANSPORTATION (1.19 %)

  Royal Caribbean Cruises Ltd. ..............     994,415           36,793
                                                               -----------
  Total Common Stocks
  (cost: $ 1,196,028).....................................       2,726,570
                                                               -----------

                                                PRINCIPAL        MARKET
                                                  AMOUNT         VALUE
                                                ---------        ------

SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (8.87 %)

  Fannie Mae
    5.07 %, due 01/15/1999 .................   $  75,000      $    74,852
  Fannie Mae
    5.04 %, due 02/19/1999 .................      20,000           19,863
  Fannie Mae
    4.70 %, due 06/23/1999 .................      25,000           24,435
  Federal Home Loan Bank
    4.72 %, due 01/19/1999 .................      40,000           39,906
  Federal Maritime Commission
    4.98 %, due 01/04/1999 .................      35,000           34,985
  Federal Maritime Commission
    4.77 %, due 01/22/1999 .................      25,000           24,930
  Federal Maritime Commission
    4.82 %, due 02/02/1999 .................      25,000           24,893
  Federal Maritime Commission
    5.06 %, due 02/12/1999 .................      30,000           29,823
                                                              -----------
  Total Short-Term U.S.
    Government Obligations
  (cost: $ 273,687).....................................          273,687
                                                              -----------
COMMERCIAL PAPER (0.66 %)

  Household Finance Corporation
    5.25 %, due 01/04/1999 .................      20,400           20,391
  Total Commercial Paper
  (cost: $ 20,391)......................................           20,391
                                                              -----------
  Total Investment Securities
  (cost: $ 1,490,981)...................................      $ 3,021,883
                                                              ===========

SUMMARY

  Investments, at market value .............     97.92 %       $ 3,021,883
  Other assets in
    excess of liabilities ..................      2.08 %            64,174
                                                 -----         -----------
  Net assets ...............................    100.00 %       $ 3,086,057
                                                ======         ===========


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

44  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
GROWTH PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


INVESTMENTS BY COUNTRY:
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.

                                                 MARKET
                                                  VALUE          PERCENTAGE
                                               -----------       ----------
  Canada ...................................   $       930         0.03 %
  Germany ..................................           795         0.03 %
  Italy ....................................        47,246         1.56 %
  Sweden ...................................        10,630         0.35 %
  United States ............................     2,962,282        98.03 %
                                               -----------       ------
      Investments, at market value .........   $ 3,021,883       100.00 %
                                               ===========       ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.
(b) As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is $ 160,945. See footnote 1F to the financial statements.
(c)     Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
ADR     American Depositary Receipt


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  45

SCHEDULE OF INVESTMENTS
GLOBAL PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                NUMBER OF      MARKET
                                                  SHARES        VALUE
                                                ---------      ------

PREFERRED STOCKS (1.60 %)

    AUTOMOTIVE (0.50 %)

  Porsche AG ...............................       2,331      $ 5,317

    COMPUTER & DATA PROCESSING SERVICES (0.46 %)

  SAP AG - Vorzug ..........................      10,322        4,927

    INSURANCE (0.64 %)

  Marschollek, Lautenschlaeger
    und Partner AG .........................      12,064        6,880
                                                              -------
  Total Preferred Stocks
  (cost: $ 15,910)..........................                   17,124
                                                              -------
COMMON STOCKS (91.83 %)

    AGRICULTURE (0.06 %)

  Delta and Pine Land Company ..............      16,520          611

    AIR TRANSPORTATION (0.18 %)

  SAS Danmark A/S (b) ......................      32,196          364
  SAS Norge ASA - Class B ..................      43,600          366
  SAS Sverige AB ...........................     134,876        1,244

    AUTOMOTIVE (1.83 %)

  DaimlerChrysler AG (a) ...................      60,051        5,930
  DaimlerChrysler AG - NY Shares (a)........      51,657        4,962
  Honda Motor Company, Ltd. ................     119,000        3,916
  Renault SA ...............................      81,614        3,668
  Volvo AB - Class B .......................      48,641        1,120

    BEER, WINE, & DISTILLED BEVERAGES (0.97 %)

  Diageo PLC ...............................     232,501        2,645
  Kirin Brewery Company, Ltd. ..............     605,000        7,728

    BEVERAGES (0.10 %)
  Coca-Cola Femsa SA -
    Sponsored ADR (b) ......................      78,120        1,035

    BUSINESS SERVICES (3.46 %)

  Adecco SA ................................       4,288        1,960
  Capita Group PLC .........................     113,149        1,045
  Securitas AB - Class B ...................   2,045,376       31,903
  SEMA Group PLC ...........................     201,852        1,984
  WPP Group PLC ............................      15,018           91

    CHEMICALS & ALLIED PRODUCTS (2.59 %)

  Akzo Nobel NV ............................      31,548        1,438
  Hoechst AG ...............................     102,424        4,248
  Kao Corporation ..........................     180,000        4,072
  Monsanto Company .........................      96,150        4,567
  Solutia Inc. .............................       4,300           96
  The Estee Lauder
    Companies Inc. - Class A (b) ...........     155,160       13,266

                                                NUMBER OF      MARKET
                                                  SHARES        VALUE
                                                ---------      ------
COMMON STOCKS (CONTINUED)

    COMMERCIAL BANKS (4.38 %)

  Argentaria, Caja Postal y Banco
    Hipotecario de Espana, SA ..............     142,000      $ 3,673
  Banca Commerciale Italiana ...............     888,151        6,154
  Banca di Roma (a) (b) ....................   3,842,175        6,506
  Banco Bilbao Vizcaya, SA .................     122,141        1,913
  Banco Central
    Hispanoamericano SA ....................     274,902        3,260
  Bank Austria AG (b) ......................      33,628        1,711
  Bayerische Hypo-und Vereinsbank ..........      10,834          849
  Den Norske Bank ASA ......................     175,712          607
  Deutsche Pfandbrief-und
    Hypothekenbank AG ......................      67,291        5,897
  Kapital Holding ..........................      10,714          530
  Lloyds TSB Group PLC .....................     720,209       10,240
  UBS AG ...................................      16,553        5,091
  Unidanmark A/S - Class A .................       4,843          438

    COMMUNICATION (1.44 %)

  Comcast Corporation - Class A ............     262,550       15,408

    COMMUNICATIONS EQUIPMENT (5.91 %)

  Nokia Oyj - Class A ......................     215,236       26,184
  Nokia Oyj - Sponsored ADR ................     176,200       21,221
  NTT Data Corporation (b) .................       1,452        7,226
  Royal Philips Electronics NV - NY
    Registered Shares (b) ..................      95,399        6,457
  Telefonaktiebolaget LM Ericsson -
    Sponsored ADR ..........................      90,296        2,161

    COMPUTER & DATA PROCESSING SERVICES (9.72 %)

  Alcatel - ADR (b) ........................      46,125        1,127
  America Online, Inc. (a) .................       5,065          810
  Atos SA (a) ..............................      25,550        6,112
  Cap Gemini SA (b) ........................      77,154       12,393
  Equant - NY Registered
    Shares (a) (b) .........................      62,695        4,252
  Equant NV (a) ............................      31,719        2,209
  Getronics NV .............................     214,235       10,619
  Intuit Inc. (a) ..........................      87,550        6,347
  JBA Holdings PLC .........................     113,793          350
  Logica PLC ...............................   1,424,638       12,378
  Microsoft Corporation (a) ................     266,015       36,894
  Misys PLC ................................     474,946        3,457
  Tieto Corporation - Class B ..............     158,323        7,052

    COMPUTER & OFFICE EQUIPMENT (5.71 %)

  Cisco Systems, Inc. (a) ..................     564,885       52,429
  Dell Computer Corporation (a) ............      32,730        2,395
  EMC Corporation (a) ......................      11,285          959
  International Business Machines
    Corporation ............................       5,115          945
  Sun Microsystems, Inc. (a) ...............      51,120        4,377


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

46  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
GLOBAL PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                NUMBER OF      MARKET
                                                  SHARES        VALUE
                                                ---------      ------
COMMON STOCKS (CONTINUED)

    CONSTRUCTION (0.77 %)

  Suez Lyonnaise des Eaux ..................      40,162      $ 8,256

    ELECTRIC SERVICES (0.13 %)

  VEBA AG ..................................      23,606        1,413

    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.61 %)

  Electrolux AB - Series B .................     595,388       10,281
  Rohm Company Ltd. ........................       9,000          822
  Royal Philips Electronics NV .............      88,115        5,918
  Simac Techniek NV ........................      84,735        2,145
  Sony Corporation .........................     120,500        8,797

    ELECTRONIC COMPONENTS & ACCESSORIES (0.42 %)

  Electrocomponents PLC ....................      37,589          252
  Fujitsu Ltd. .............................     314,500        4,199

    ENVIRONMENTAL SERVICES (3.72 %)

  Rentokil Initial PLC .....................   2,795,486       21,058
  Vivendi (b) ..............................      72,161       18,736

    FOOD & KINDRED PRODUCTS (1.03 %)

  Danone (b) ...............................      32,388        9,279
  Raisio Group PLC .........................     156,395        1,718

    FOOD STORES (0.56 %)

  Koninklijke Ahold NV .....................     162,232        6,001

    HOLDING & OTHER INVESTMENT OFFICES (0.57 %)

  Amvescap PLC .............................     312,986        2,427
  Lagardere S.C.A. .........................      86,428        3,676

    HOTELS & OTHER LODGING PLACES (0.01 %)

  EIH Limited - Sponsored GDR ..............      10,525           58

    INDUSTRIAL MACHINERY & EQUIPMENT (3.99 %)

  Siebe PLC ................................   1,488,369        5,866
  Tyco International Ltd. (b) ..............     487,937       36,810

    INSURANCE (0.65 %)

  Muenchener Rueckversicherungs-
    Gesellschaft AG - warrants .............         314           15
  Zurich Allied AG .........................       9,400        6,968

    INSURANCE AGENTS, BROKERS & SERVICE (0.33 %)

  Sampo Insurance Company
    Ltd. - Class A .........................      94,329        3,581

    LIFE INSURANCE (0.37 %)

  AEGON NV (d) .............................      23,673        2,910


                                                NUMBER OF      MARKET
                                                  SHARES        VALUE
                                                ---------      ------
COMMON STOCKS (CONTINUED)

     LIFE INSURANCE (CONTINUED)

  Schweizerische Lebensversicherungs-
  und Rentenanstalt ........................       1,443      $ 1,073

    MACHINERY, EQUIPMENT & SUPPLIES (2.78 %)

  Mannesmann AG ............................     259,150       29,712

    MANUFACTURING INDUSTRIES (2.14 %)

  Assa Abloy AB - Class B Free (b) .........     453,558       17,405
  Tomkins PLC ..............................     633,812        2,988
  Williams PLC .............................     440,315        2,499

    MOTION PICTURES (2.49 %)

  Time Warner Inc. .........................     429,060       26,629

    MOTOR VEHICLES, PARTS & SUPPLIES (0.80 %)

  Valeo - 144A (c) .........................      81,612        6,436
  Valeo SA .................................      27,296        2,153

    PERSONAL SERVICES (1.22 %)

  Hays PLC .................................   1,360,890       11,937
  Kuoni Reisen AG - Class B ................         286        1,136

    PHARMACEUTICALS (10.90 %)

  American Home Products
    Corporation ............................      58,640        3,302
  Elan Corporation PLC -
    Sponsored ADR (a) (b) ..................     111,525        7,758
  Glaxo Wellcome PLC .......................     205,861        7,079
  Merck KGaA ...............................      46,515        2,094
  Novartis AG - Registered Shares ..........       5,150       10,135
  Pfizer Inc. ..............................      60,575        7,598
  Pharmacia & Upjohn, Inc. .................     252,985       14,325
  Pharmacia & Upjohn, Inc. -
    Depository Shares ......................      13,141          739
  Rhone-Poulenc SA - Class A ...............     174,345        8,979
  Roche Holding AG .........................         853       10,420
  Sanofi SA ................................      29,960        4,936
  SmithKline Beecham PLC ...................     147,778        2,064
  SmithKline Beecham PLC -
    Sponsored ADR ..........................      79,925        5,555
  Takeda Chemical Industries ...............     405,000       15,628
  Warner-Lambert Company ...................     213,023       16,017

    PRINTING & PUBLISHING (2.02 %)

  Wolters Kluwer NV ........................     100,930       21,615

    RADIO & TELEVISION BROADCASTING (0.99 %)

  Clear Channel
    Communications, Inc. (a) ...............     120,815        6,584
  Fox Entertainment
    Group, Inc. - Class A (a) ..............      32,355          815


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.


                                                           1998 ANNUAL REPORT 47

SCHEDULE OF INVESTMENTS
GLOBAL PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                NUMBER OF       MARKET
                                                  SHARES         VALUE
                                                ---------       ------
COMMON STOCKS (CONTINUED)

     RADIO & TELEVISION BROADCASTING (CONTINUED)

  Grupo Televisa SA -
    Sponsored GDR (a) (b) ..................      128,015   $     3,160

    RESEARCH & TESTING SERVICES (0.21 %)

  WM-Data AB - Class B .....................       51,486         2,205

    RESTAURANTS (1.37 %)

  Compass Group PLC ........................      819,182         9,379
  Tele Pizza, SA (a) .......................      555,994         5,283

    RETAIL TRADE (0.43 %)

  Ito-Yokado Co., Ltd. .....................       65,000         4,555

    RUBBER & MISC. PLASTIC PRODUCTS (0.07 %)

  Bridgestone Corp. ........................       35,000           796

    TELECOMMUNICATIONS (14.29 %)

  AirTouch
    Communications, Inc. (a) (b) ...........      120,655         8,702
  Alcatel SA ...............................        2,586           317
  China Telecom (Hong Kong)
    Limited (a) ............................    2,500,000         4,324
  COLT Telecom Group PLC (a) ...............      156,422         2,332
  Energis PLC (a) ..........................      562,051        12,571
  MCI WORLDCOM, Inc. (a) ...................      238,270        17,096
  MediaOne Group, Inc. .....................       59,030         2,774
  Nippon Telegraph &
    Telephone Corp. ........................           82           636
  NTT Mobile Communication
    Network, Inc. ..........................          517        21,326
  Orange PLC (a) ...........................       32,681           380
  Panafon SA (a) ...........................       25,950           695
  Portugal Telecom SA ......................       24,860         1,141
  Qwest Communications
    International Inc. (a) .................        7,560           378
  Swisscom AG (a) ..........................       37,694        15,797
  Telecom Argentina Stet -
    France Telecom SA -
    Sponsored ADR (b) ......................       11,330           312
  Telecom Italia Mobile SpA ................      989,635         7,306
  Telecom Italia SpA .......................    2,370,409        20,175
  Tele-Communications, Inc. -
    Class A (a) (b) ........................      325,235        17,990
  Telecomunicacoes Brasileiras SA -
    Sponsored ADR (a) (b) ..................       69,440         5,047


                                                NUMBER OF       MARKET
                                                  SHARES        VALUE
                                                ---------       ------
COMMON STOCKS (CONTINUED)

     TELECOMMUNICATIONS (CONTINUED)

  Telefonaktiebolaget LM Ericsson -
    Class B ................................        4,064   $        97
  Telefonica de Argentina SA -
    Sponsored ADR (b) ......................       83,680         2,338
  Telefonica SA ............................      111,540         4,954
  Telefonica SA - rights ...................      111,540            99
  Telefonica SA - Sponsored ADR ............       21,593         2,923
  Vodafone Group PLC .......................      191,044         3,101

    WATER TRANSPORTATION (0.16 %)

  Carnival Corporation .....................       35,380         1,698

    WHOLESALE TRADE NONDURABLE GOODS (0.45 %)

  Unilever NV - CVA ........................       56,497         4,833
                                                            -----------
  Total Common Stocks
  (cost: $ 670,961)......................................       982,407
                                                            -----------

                                                PRINCIPAL      MARKET
                                                  AMOUNT        VALUE
                                                ---------      ------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (4.66 %)

  Fannie Mae
    5.01 %, due 01/14/1999 .................   $   20,000   $    19,964
  Fannie Mae
    5.03 %, due 02/05/1999 .................       30,000        29,853
                                                            -----------
  Total Short-Term U.S.
    Government Obligations
  (cost: $ 49,817).......................................        49,817
                                                            -----------
COMMERCIAL PAPER (2.19 %)

  Household Finance Corporation
    5.25 %, due 01/04/1999 .................       23,400        23,390
  Total Commercial Paper
  (cost: $ 23,390).......................................        23,390
                                                            -----------
  Total Investment Securities
  (cost: $ 760,078)......................................   $ 1,072,738
                                                            ===========
SUMMARY

  Investments, at market value .............     100.28 %   $ 1,072,738
  Liabilities in
    excess of other assets .................      (0.28)%        (2,973)
                                               ----------   -----------
  Net assets ...............................     100.00 %   $ 1,069,765
                                               ==========   ===========


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

48  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
GLOBAL PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


INVESTMENTS BY COUNTRY:
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.

                                                   MARKET
                                                    VALUE         PERCENTAGE
                                               --------------   -------------
    Austria ................................   $     1,711         0.16 %
    Denmark ................................         1,332         0.12 %
    Finland ................................        38,536         3.59 %
    France .................................        87,149         8.12 %
    Germany ................................        67,282         6.27 %
    Great Britain ..........................       116,122        10.82 %
    Greece .................................           695         0.06 %
    Hong Kong ..............................         4,324         0.40 %
    Italy ..................................        40,141         3.74 %
    Japan ..................................        79,701         7.43 %
    Netherlands ............................        55,478         5.17 %
    Norway .................................           973         0.09 %
    Portugal ...............................         1,141         0.11 %
    Spain ..................................        19,183         1.79 %
    Sweden .................................        64,994         6.06 %
    Switzerland ............................        52,580         4.90 %
    United States ..........................       441,396        41.17 %
                                               -----------        -----
      Investments, at market value .........   $ 1,072,738       100.00 %
                                               ===========       ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.
(b) As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is $ 71,286. See footnote 1F to the financial statements.
(c)     Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(d)     Affiliated company. See footnote 2C to the financial statements.
ADR     American Depositary Receipt
GDR     Global Depositary Receipt


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  49

SCHEDULE OF INVESTMENTS
STRATEGIC TOTAL RETURN PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                PRINCIPAL      MARKET
                                                  AMOUNT        VALUE
                                                ---------      ------
U.S. GOVERNMENT OBLIGATIONS (6.09 %)

  U.S. Treasury Note (b)
    6.38 %, due 09/30/2001 ...................   $ 11,000      $ 11,484
  U.S. Treasury Note (b)
    7.50 %, due 11/15/2001 ...................      8,500         9,146
  U.S. Treasury Note
    6.25 %, due 02/28/2002 ...................     11,500        12,026
  U.S. Treasury Note
    7.50 %, due 02/15/2005 ...................      3,000         3,435
                                                               --------
  Total U.S. Government Obligations
  (cost: $ 35,117)........................................       36,091
                                                               --------
CORPORATE DEBT SECURITIES (20.55 %)

    AEROSPACE (0.95 %)

  Lockheed Martin Corporation
    7.45 %, due 06/15/2004 ...................      5,200         5,625

    BUSINESS SERVICES (0.79 %)

  Olsten Corporation
    7.00 %, due 03/15/2006 ...................      4,625         4,694

    CHEMICALS & ALLIED PRODUCTS (1.70 %)

  Dexter Corporation
    9.25 %, due 12/15/2016 ...................        143           149
  The Procter & Gamble Company
    5.25 %, due 09/15/2003 ...................      9,875         9,949

    COMMERCIAL BANKS (1.83 %)

  First Bank Minnesota
    6.88 %, due 04/01/2006 ...................      5,000         5,344
  First Union Corporation
    7.25 %, due 02/15/2003 ...................      2,600         2,798
  J.P. Morgan & Co. Incorporated
    7.63 %, due 09/15/2004 ...................      2,510         2,698

    ELECTRIC SERVICES (3.82 %)

  Florida Power & Light Company
    7.88 %, due 01/01/2013 ...................      6,500         6,801
  Kentucky Utilities Company
    8.55 %, due 05/15/2027 ...................      4,000         4,440
  Old Dominion Electric Cooperative
    8.76 %, due 12/01/2022 ...................      5,000         6,100
  West Penn Power Company
    8.88 %, due 02/01/2021 ...................      5,000         5,250

    ELECTRIC, GAS & SANITARY SERVICES (0.69 %)

  Interstate Power Company
    8.63 %, due 09/15/2021 ...................      3,825         4,083

    ELECTRICAL GOODS (0.39 %)

  Avnet, Inc.
    6.88 %, due 03/15/2004 ...................      2,199         2,303

                                                PRINCIPAL      MARKET
                                                  AMOUNT        VALUE
                                                ---------      ------

CORPORATE DEBT SECURITIES (CONTINUED)

    INDUSTRIAL MACHINERY & EQUIPMENT (1.35 %)

  Tyco International Ltd.
    6.38 %, due 06/15/2005 ...................   $  7,850      $  7,978

    INSTRUMENTS & RELATED PRODUCTS (0.99 %)

  Raytheon Company
    6.50 %, due 07/15/2005 ...................      5,700         5,878

    INSURANCE (1.05 %)

  Chartwell Re Corporation
    10.25 %, due 03/01/2004 ..................      5,925         6,229

    PERSONAL CREDIT INSTITUTIONS (1.11 %)

  Associates First Capital Corporation
    6.20 %, due 05/16/2005 ...................      6,400         6,567

    RAILROADS (1.31 %)

  Union Pacific Corporation
    6.25 %, due 03/15/1999 ...................      3,000         3,004
  Union Pacific Corporation
    8.50 %, due 01/15/2017 ...................      4,596         4,757

    RUBBER & MISC. PLASTIC PRODUCTS (0.24 %)

  M.A. Hanna Company
    9.38 %, due 09/15/2003 ...................      1,250         1,450

    TELECOMMUNICATIONS (4.33 %)

  AirTouch Communications, Inc.
    7.00 %, due 10/01/2003 ...................      4,700         4,973
  Alltel Corporation
    7.25 %, due 04/01/2004 ...................      6,650         7,099
  GTE Hawaiian Telephone Company
    Incorporated
    7.38 %, due 09/01/2006 ...................      5,000         5,512
  Lucent Technologies Inc.
    6.90 %, due 07/15/2001 ...................      7,675         8,020
                                                               --------
  Total Corporate Debt Securities
  (cost: $ 124,450).........................................    121,701
                                                               --------
CONVERTIBLE BONDS (4.20 %)

     ELECTRICAL GOODS (1.42 %)

  Kent Electronics Corporation
    4.50 %, due 09/01/2004 ...................     10,916         8,419

    LUMBER & OTHER BUILDING MATERIALS (1.78 %)

  The Home Depot, Inc.
    3.25 %, due 10/01/2001 ...................      4,000        10,510

    OIL & GAS EXTRACTION (1.00 %)

  Nabors Industries, Inc.
    5.00 %, due 05/15/2006 ...................      6,025         5,942
                                                               --------
 Total Convertible Bonds
 (cost: $ 14,879)...........................................     24,871
                                                               --------


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

50  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
STRATEGIC TOTAL RETURN PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                  NUMBER OF      MARKET
                                                    SHARES        VALUE
                                                  ---------      ------
CONVERTIBLE PREFERRED STOCKS (3.56 %)

    CHEMICALS & ALLIED PRODUCTS (1.96 %)

  Monsanto Company (b) ...........................    88,500     $ 4,337
  The Estee Lauder
    Companies Inc. TRACES ........................    94,000       7,285

    RADIO & TELEVISION BROADCASTING (1.60 %)

  Sinclair Broadcast Group, Inc. .................   190,000       9,476
                                                                 -------
  Total Convertible Preferred Stocks
  (cost: $ 20,097)..........................................      21,098
                                                                 -------
COMMON STOCKS (64.35 %)

    BEVERAGES (1.45 %)

  PepsiCo, Inc. ..................................   210,000       8,597

    BUSINESS CREDIT INSTITUTIONS (1.87 %)

  The CIT Group, Inc. - Class A ..................   349,000      11,103

    BUSINESS SERVICES (1.10 %)

  Modis Professional
    Services, Inc. (a) (b) .......................   447,500       6,489

    CHEMICALS & ALLIED PRODUCTS (3.16 %)

  Colgate-Palmolive Company (b) ..................    98,400       9,139
  The Procter & Gamble Company ...................   105,000       9,588

    COMMERCIAL BANKS (3.74 %)

  Compass Bancshares, Inc. .......................   150,500       5,728
  Mellon Bank Corporation ........................   122,500       8,422
  Wells Fargo & Company ..........................   200,000       7,988

    COMMUNICATIONS EQUIPMENT (1.55 %)

  Motorola, Inc. .................................   150,000       9,159

    COMPUTER & DATA PROCESSING SERVICES (2.80 %)

  BMC Software, Inc. (a) .........................    95,000       4,233
  Microsoft Corporation (a) ......................    42,300       5,866
  Oracle Corporation (a) .........................   150,000       6,469

    COMPUTER & OFFICE EQUIPMENT (1.20 %)

  Hewlett-Packard Company ........................   104,000       7,105

    EDUCATIONAL SERVICES (1.12 %)

  ITT Educational Services, Inc. (a) .............   195,500       6,647

    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.79 %)

  General Electric Company .......................   104,000      10,615

    ENVIRONMENTAL SERVICES (1.81 %)

  Waste Management, Inc. .........................   230,000      10,724


                                                  NUMBER OF      MARKET
                                                    SHARES        VALUE
                                                  ---------      ------
COMMON STOCKS (CONTINUED)

    FABRICATED METAL PRODUCTS (1.36 %)

  The Gillette Company ...........................   167,000     $ 8,068

    FINANCE (0.77 %)

  Fannie Mae .....................................    62,000       4,588

    FOOD & KINDRED PRODUCTS (3.19 %)

  H.J. Heinz Company .............................   145,000       8,211
  Philip Morris Companies Inc. ...................   200,000      10,700

    HOLDING & OTHER INVESTMENT OFFICES (2.06 %)

  Crescent Real Estate Equities
    Company ......................................   260,000       5,980
  Starwood Hotels & Resorts ......................   275,000       6,239

    INDUSTRIAL MACHINERY & EQUIPMENT (2.98 %)

  Tyco International Ltd. ........................   170,000      12,824
  United States Filter
    Corporation (a) ..............................   210,200       4,808

    INSURANCE (2.67 %)

  American International
    Group, Inc. (b) ..............................    61,750       5,967
  E. W. Blanch Holdings, Inc. ....................    72,300       3,430
  PartnerRe Ltd. .................................   140,000       6,405

    LIFE INSURANCE (0.66 %)

  American General Corporation ...................    50,000       3,900

    MEDICAL INSTRUMENTS & SUPPLIES (1.72 %)

  Sybron International
    Corporation (a) ..............................   374,600      10,184

    OIL & GAS EXTRACTION (1.11 %)

  Schlumberger Limited ...........................   143,000       6,596

    PAPER & ALLIED PRODUCTS (1.87 %)

  Kimberly-Clark Corporation .....................   124,000       6,758
  The St. Joe Company (b) ........................   183,700       4,305

    PERSONAL CREDIT INSTITUTIONS (1.14 %)

  Associates First Capital Corporation -
    Class A ......................................   160,000       6,780

    PETROLEUM REFINING (5.01 %)

  Amoco Corporation ..............................   101,400       5,983
  Atlantic Richfield Company .....................    90,000       5,873
  Exxon Corporation ..............................   114,800       8,395
  Mobil Corporation ..............................   107,800       9,392

    PHARMACEUTICALS (7.36 %)

  American Home Products
    Corporation ..................................   135,000       7,602
  Cardinal Health, Inc. ..........................    32,063       2,433


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  51

SCHEDULE OF INVESTMENTS
STRATEGIC TOTAL RETURN PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                 NUMBER OF       MARKET
                                                  SHARES         VALUE
                                                 ---------       ------
COMMON STOCKS (CONTINUED)

     PHARMACEUTICALS (CONTINUED)

  Pharmacia & Upjohn, Inc. ................       100,000       $   5,663
  Schering-Plough Corporation .............       203,400          11,238
  SmithKline Beecham PLC -
    Sponsored ADR .........................       160,000          11,120
  Teva Pharmaceutical Industries
    Ltd. - Sponsored ADR ..................       135,000           5,493

    PRINTING & PUBLISHING (2.74 %)

  A. H. Belo Corporation - Class A ........       300,800           5,997
  Harte-Hanks, Inc. .......................       359,200          10,237

    RADIO & TELEVISION BROADCASTING (1.80 %)

  CBS Corporation (b) .....................       325,000          10,644

    RADIO, TELEVISION, & COMPUTER STORES (0.76 %)

  Tandy Corporation .......................       108,800           4,481

    RESEARCH & TESTING SERVICES (1.08 %)

  Covance Inc. (a) ........................       220,000           6,408

    TELECOMMUNICATIONS (4.48 %)

  Alltel Corporation ......................       216,900          12,972

  MCI WORLDCOM, Inc. (a) ..................       189,350          13,586
                                                                ---------
  Total Common Stocks
  (cost: $ 279,397)......................................         381,132
                                                                ---------

                                                PRINCIPAL      MARKET
                                                  AMOUNT        VALUE
                                                ---------      ------
SHORT-TERM OBLIGATIONS (3.46 %)

  Investors Bank & Trust
    Company (c)
    4.25 %, Repurchase Agreement
    dated 12/31/1998 to be
    repurchased at $ 20,505 on
    01/04/1999 ............................     $  20,495       $  20,495
                                                                ---------
  Total Short-Term Obligations
  (cost: $ 20,495).......................................          20,495
                                                                ---------
  Total Investment Securities
  (cost: $ 494,435)......................................       $ 605,388
                                                                =========
SUMMARY

  Investments, at market value ............      102.21 %       $ 605,388
  Liabilities in
    excess of other assets ................       (2.21)%         (13,076)
                                              -----------       ---------
  Net assets ..............................      100.00 %       $ 592,312
                                              ===========       =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)        No dividends were paid during the preceding twelve months.
(b)        As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is
           $ 29,846. See footnote 1F to the financial statements.
(c) Collateralized by $ 4,941 Freddie Mac - Series 1618 Class FB 4.14 % due 10/15/2008; $ 8,400 Freddie Mac London Interbank Offered Rate Floater - Series 1684 Class SA 6.76 % due 03/15/2024; $ 8,000 Fannie Mae Series 1992-39 - Class FB 4.69 % due 03/25/2022; Market Value and accrued interest aggregated $ 4,913, $ 8,516 and $ 8,091, respectively, for the collateral at December 31, 1998.
ADR        American Depositary Receipt
TRACES     Trust Automatic Common Exchange Securities


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

52  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
EMERGING GROWTH PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                              NUMBER OF      MARKET
                                                SHARES       VALUE
                                              ---------      ------
COMMON STOCKS (96.57 %)

    AEROSPACE (0.68 %)

  Gulfstream Aerospace
    Corporation (a) ........................   109,500     $5,831

    AIR TRANSPORTATION (0.61 %)
  Comair Holdings, Inc. ....................    67,000      2,261
  Southwest Airlines Co. ...................   132,500      2,973

    APPAREL & ACCESSORY STORES (3.28 %)

  Abercrombie &
    Fitch Co. - Class A (a) ................   125,000      8,844
  American Eagle Outfitters, Inc. (a).......    14,000        933
  AnnTaylor, Inc. (a) (b) ..................    80,000      3,155
  The GAP, Inc. ............................   125,000      7,031
  The TJX Companies, Inc. ..................   277,000      8,033

    APPAREL PRODUCTS (0.10 %)

  WestPoint Stevens Inc. (a) ...............    26,000        821

    AUTOMOTIVE (0.56 %)

  Federal-Mogul Corporation (b) ............    68,000      4,046
  Gentex Corporation (a) ...................    35,000        700

    BEVERAGES (0.26 %)

  Adolph Coors Company - Class B ...........    40,000      2,258

    BUSINESS CREDIT INSTITUTIONS (2.34 %)

  Providian Financial
    Corporation (c) ........................   230,000     17,249
  The FINOVA Group Inc. ....................    50,000      2,697

    BUSINESS SERVICES (2.61 %)

  Omnicom Group Inc. .......................   109,000      6,322
  Outdoor Systems, Inc. (a) ................   132,500      3,975
  Robert Half International Inc. (a) .......    64,500      2,882
  Snyder Communications,
    Inc. (a) (b) ...........................    25,000        844
  The Interpublic Group of
    Companies, Inc. ........................    65,000      5,184
  Valassis Communications, Inc. (a) ........    60,000      3,098

    COMMERCIAL BANKS (2.71 %)

  AmSouth Bancorporation ...................    37,500      1,711
  Concord EFS, Inc. (a) ....................   115,000      4,873
  Fifth Third Bancorp ......................    32,500      2,318
  Firstar Corporation ......................    50,000      4,663
  National Commerce
    Bancorporation .........................    32,000        602
  Northern Trust Corporation ...............    48,000      4,191
  Old Kent Financial Corporation ...........    55,000      2,558
  Zions Bancorporation .....................    35,000      2,183


                                             NUMBER OF      MARKET
                                               SHARES       VALUE
                                             ---------      ------
COMMON STOCKS (CONTINUED)

    COMMUNICATION (1.25 %)

  Cablevision Systems Corporation -
    Class A (a) (b) ........................   108,000     $5,420
  EarthLink Network, Inc. (a) ..............    55,000      3,135
  EchoStar Communications
    Corporation (a) (b) ....................    43,000      2,080

    COMMUNICATIONS EQUIPMENT (1.95 %)

  Comverse Technology, Inc. (a) ............    60,000      4,260
  General Instrument
    Corporation (a) ........................    90,000      3,054
  Gilat Satellite Networks (a) (b) .........    30,000      1,654
  Nokia Oyj - Sponsored ADR ................    50,000      6,022
  Tekelec (a) ..............................   100,000      1,656

    COMPUTER & DATA PROCESSING SERVICES (25.27 %)

  Affiliated Computer
    Services, Inc. - Class A (a) (b) .......    40,000      1,800
  America Online, Inc. (a) .................   360,000     57,599
  American Management Systems,
    Incorporated (a) .......................    65,000      2,600
  BMC Software, Inc. (a) ...................   174,000      7,754
  CIBER, Inc. (a) ..........................    83,000      2,319
  Citrix Systems, Inc. (a) (b) .............   120,000     11,647
  Compuware Corporation (a) ................   410,000     32,030
  Concord Communications, Inc. (a)..........    35,000      1,986
  CSG Systems
    International, Inc. (a) (b) ............    78,000      6,162
  Fiserv, Inc. (a) .........................    50,000      2,572
  GeoTel Communications
    Corporation (a) ........................    35,000      1,304
  IMRglobal (a) ............................    42,500      1,251
  International Network Services (a)........    65,000      4,323
  Keane, Inc. (a) ..........................    66,000      2,636
  Legato Systems, Inc. (a) .................   155,000     10,220
  Macromedia, Inc. (a) .....................   105,000      3,537
  Mastech Corporation (a) ..................    50,000      1,431
  MedQuist Inc. (a) ........................    35,000      1,383
  Mercury Interactive
    Corporation (a) ........................    40,000      2,530
  Microsoft Corporation (a) ................    30,000      4,161
  MindSpring Enterprises, Inc. (a) .........    60,000      3,664
  Network Appliance, Inc. (a) ..............   195,000      8,775
  Network Solutions, Inc. (a) (b) ..........    16,700      2,186
  Networks Associates, Inc. (a) ............    65,000      4,306
  New Era of Networks, Inc. (a) ............    47,600      2,094
  Peregrine Systems, Inc. (a) ..............    15,000        696
  Rational Software Corporation (a).........   125,000      3,313
  Sterling Software, Inc. (a) ..............    76,000      2,057
  SunGard Data Systems Inc. (a) (b).........   110,000      4,366
  Sykes Enterprises, Incorporated (a).......     7,400        226
  VeriSign, Inc. (a) (b) ...................    15,000        887


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  53

SCHEDULE OF INVESTMENTS
EMERGING GROWTH PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                             NUMBER OF      MARKET
                                               SHARES       VALUE
                                             ---------      ------


COMMON STOCKS (CONTINUED)

     COMPUTER & DATA PROCESSING SERVICES (CONTINUED)

  VERITAS Software Corporation (a)..........   116,500     $6,983
  Wind River Systems, Inc. (a) .............    30,000      1,410
  Yahoo! Inc. (a) (b) ......................    66,000     15,513

    COMPUTER & OFFICE EQUIPMENT (11.96 %)

  Apple Computer, Inc. (a) (b) .............    64,500      2,640
  Cisco Systems, Inc. (a) ..................   112,500     10,440
  Dell Computer Corporation (a) ............   504,000     36,886
  Electronics for Imaging, Inc. (a) ........    40,000      1,608
  EMC Corporation (a) ......................   375,000     31,874
  Lexmark International
    Group, Inc. - Class A (a) ..............   117,700     11,828
  Symbol Technologies, Inc. ................    75,000      4,795
  Xircom, Inc. (a) .........................    60,000      2,040

    CONSTRUCTION (0.28 %)

  Kaufman and Broad Home
    Corporation ............................    35,000      1,006
  Pulte Corporation ........................    50,000      1,391

    DRUG STORES & PROPRIETARY STORES (1.17 %)

  CVS Corporation ..........................    99,000      5,445
  Omnicare, Inc. ...........................   130,000      4,518

    EDUCATIONAL SERVICES (0.08 %)

  Education Management
    Corporation (a) ........................    30,000        709

    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.62 %)

  American Power Conversion
    Corporation (a) ........................   150,000      7,266
  Gemstar International Group
    Limited (a) ............................   115,000      6,584

    ELECTRONIC COMPONENTS & ACCESSORIES (4.91 %)

  Advanced Micro
    Devices, Inc. (a) (b) ..................    61,000      1,765
  Altera Corporation (a) ...................    80,000      4,870
  Applied Micro Circuits
    Corporation (a) ........................    35,000      1,189
  Flextronics International Ltd. (a) .......    55,000      4,709
  Intel Corporation ........................    50,000      5,928
  Jabil Circuit, Inc. (a) ..................    80,000      5,970
  QLogic Corporation (a) ...................    19,200      2,513
  Sanmina Corporation (a) ..................    25,000      1,563
  Solectron Corporation (a) (b) ............    50,000      4,647
  Texas Instruments Incorporated ...........    25,000      2,139
  Vitesse Semiconductor
    Corporation (a) ........................   145,000      6,616

                                              NUMBER OF    MARKET
                                                SHARES     VALUE
                                              ---------    ------

COMMON STOCKS (CONTINUED)

    ENGINEERING & MANAGEMENT SERVICES (0.38 %)

  Paychex, Inc. ............................    63,000     $3,241

    ENVIRONMENTAL SERVICES (0.60 %)

  Allied Waste Industries, Inc. (a) ........   216,750      5,121

    FABRICATED METAL PRODUCTS (0.51 %)

  Danaher Corporation ......................    80,000      4,345

    FOOD & KINDRED PRODUCTS (0.33 %)

  Smithfield Foods, Inc. (a) ...............    23,000        779
  The Earthgrains Company ..................    65,000      2,011

    FOOD STORES (0.96 %)

  Safeway Inc. (a) .........................   135,000      8,227

    FURNITURE & HOME FURNISHINGS STORES (1.41 %)

  Bed Bath & Beyond Inc. (a) ...............    95,000      3,242
  Linens 'N Things, Inc. (a) ...............   140,000      5,548
  Williams-Sonoma, Inc. (a) ................    80,000      3,225

    HEALTH SERVICES (1.46 %)

  Allegiance Corporation ...................   210,000      9,791
  Express Scripts, Inc. (a) ................    40,000      2,685

    INDUSTRIAL MACHINERY & EQUIPMENT (1.15 %)

  Tyco International Ltd. ..................   130,000      9,807

    INSTRUMENTS & RELATED PRODUCTS (0.56 %)

  Waters Corporation (a) ...................    55,000      4,799

    INSURANCE (0.51 %)

  Fidelity National Financial, Inc. ........    16,500        503
  The Progressive Corporation ..............    10,000      1,694
  Wellpoint Health Networks Inc. (a)........    25,000      2,175

    LIFE INSURANCE (0.19 %)

  Protective Life Corporation ..............    40,000      1,593

    LUMBER & OTHER BUILDING MATERIALS (2.06 %)

  Lowe's Companies, Inc. ...................   140,000      7,166
  The Home Depot, Inc. .....................   170,000     10,401

    MACHINERY, EQUIPMENT & SUPPLIES (0.07 %)

  National-Oilwell, Inc. (a) ...............    51,000        571

    MANAGEMENT SERVICES (0.43 %)

  Lason, Inc. (a) ..........................    25,000      1,455
  The Metzler Group, Inc. (a) ..............    45,000      2,191

    MEDICAL INSTRUMENTS & SUPPLIES (2.42 %)

  Biomet, Inc. .............................    80,000      3,220
  Guidant Corporation ......................    77,500      8,544


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

54  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
EMERGING GROWTH PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                NUMBER OF    MARKET
                                                  SHARES     VALUE
                                                ---------    ------

COMMON STOCKS (CONTINUED)

     MEDICAL INSTRUMENTS & SUPPLIES (CONTINUED)

  Medtronic, Inc. ..........................    50,000     $ 3,713
  MiniMed, Inc. (a) ........................    45,000       4,714
  VISX, Incorporated (a) ...................     4,900         428

    MOTION PICTURES (0.85 %)

  Hollywood Entertainment
    Corporation (a) ........................    45,000       1,226
  Liberty Media Group -
    Class A (a) (b) ........................   130,250       6,000

    OIL & GAS EXTRACTION (0.20 %)

  BJ Services Company - warrants ...........    14,000         116
  Marine Drilling
    Companies, Inc. (a) ....................   120,000         923
  Veritas DGC Inc. (a) .....................    50,000         650

    PERSONAL CREDIT INSTITUTIONS (0.99 %)

  Capital One Financial Corporation.........    69,500       7,993
  Metris Companies Inc. ....................     9,300         468

    PHARMACEUTICALS (6.01 %)

  Allergan, Inc. ...........................    55,000       3,561
  Amgen Inc. (a) ...........................    25,000       2,614
  Biogen, Inc. (a) .........................   200,000      16,599
  Biomatrix, Inc. (a) (b) ..................    30,000       1,748
  Cardinal Health, Inc. ....................    37,500       2,845
  Genzyme Corporation -
    General (a) (b) ........................    90,000       4,478
  Immunex Corporation (a) (b) ..............    42,500       5,347
  Medicis Pharmaceutical
    Corporation (a) ........................    32,500       1,938
  MedImmune, Inc. (a) (b) ..................    37,500       3,729
  PathoGenesis Corporation (a) (b) .........    15,000         870
  Watson Pharmaceuticals,
    Inc. (a) (b) ...........................   120,000       7,545

    PRINTING & PUBLISHING (0.61 %)

  Consolidated Graphics, Inc. (a) ..........    30,000       2,027
  Meredith Corporation .....................    85,000       3,219

    RADIO & TELEVISION BROADCASTING (3.83 %)

  Chancellor Media
    Corporation (a) (b) ....................   305,000      14,601
  Clear Channel
    Communications, Inc. (a) ...............   189,000      10,300
  Jacor Communications, Inc. (a) ...........   121,100       7,796


                                             NUMBER OF      MARKET
                                               SHARES       VALUE
                                             ---------      ------
COMMON STOCKS (CONTINUED)

    RADIO, TELEVISION, & COMPUTER STORES (2.19 %)

  Best Buy Co., Inc. (a) (b) ...............   288,000     $17,675
  Trans World Entertainment
    Corporation (a) (b) ....................    52,500       1,001

    RESEARCH & TESTING SERVICES (0.87 %)

  Covance Inc. (a) .........................    31,300         912
  Cree Research, Inc. (a) (b) ..............    25,000       1,197
  Quintiles Transnational Corp. (a) ........   100,000       5,338

    RESTAURANTS (0.58 %)

  Brinker International, Inc. (a) ..........    85,000       2,454
  Tricon Global Restaurants, Inc. (a).......    50,000       2,506

    RETAIL TRADE (2.09 %)

  CDW Computer
    Centers, Inc. (a) (b) ..................    45,000       4,317
  Henry Schein, Inc. (a) ...................    19,300         864
  Insight Enterprises, Inc. (a) ............    35,000       1,781
  Micro Warehouse, Inc. (a) ................    25,000         845
  Staples, Inc. (a) ........................   230,000      10,048

    SAVINGS INSTITUTIONS (0.14 %)

  Dime Bancorp, Inc. .......................    45,000       1,190

    SECURITY & COMMODITY BROKERS (0.23 %)

  SEI Investments Company ..................    20,000       1,988

    TELECOMMUNICATIONS (1.40 %)

  Century Telephone
    Enterprises, Inc. ......................    70,000       4,725
  Global Crossing Ltd. (a) .................    30,000       1,354
  Metromedia Fiber
    Network, Inc. (a) (b) ..................   174,800       5,856

    TEXTILE MILL PRODUCTS (0.23 %)

  Shaw Industries, Inc. ....................    80,000       1,940

    VARIETY STORES (1.22 %)

  Costco Companies, Inc. (a) ...............    29,000       2,093
  Dollar Tree Stores, Inc. (a) (b) .........    76,500       3,342
  Family Dollar Stores, Inc. ...............   226,000       4,972

    WHOLESALE TRADE DURABLE GOODS (0.22 %)

  Patterson Dental Company (a) .............    30,000       1,305
  PSS World Medical, Inc. (a) ..............    25,000         575

    WHOLESALE TRADE NONDURABLE GOODS (0.23 %)

  U.S. Foodservice (a) .....................    40,000       1,960
                                                           -------
  Total Common Stocks
  (cost: $ 493,143)...................................     824,197
                                                           -------


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.


                                                          1998 ANNUAL REPORT  55

SCHEDULE OF INVESTMENTS
EMERGING GROWTH PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                PRINCIPAL      MARKET
                                                  AMOUNT       VALUE
                                                ---------      ------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (4.01 %)

  Federal Home Loan Bank
    4.30 %, due 01/04/1999 ..................     $ 34,198    $  34,186
                                                              ---------
  Total Short-Term U.S.
    Government Obligations
  (cost: $ 34,186)........................................       34,186
                                                              ---------
  Total Investment Securities (d)
  (cost: $ 527,329).......................................    $ 858,383
                                                              =========

SUMMARY

  Investments, at market value .........          100.58 %   $ 858,383
  Liabilities in
    excess of other assets .............           (0.58)%      (4,943)
                                                  ------     ---------
  Net assets ...........................          100.00 %   $ 853,440
                                                  ======     =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.
(b)     As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is $ 113,954. See footnote 1F to the financial statements.
(c)     Affiliated company. See footnote 2C to the financial statements.
(d) The Convertible Preferred Stocks - Telecommunications category has been omitted. The percentage is less than .01 %. The two securities in this category; AirTouch Communications, Inc. Series B & C, each had a cost and a market value individually and in aggregate less than $ 1.
ADR     American Depositary Receipt


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

56  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                              NUMBER OF      MARKET
                                                SHARES        VALUE
                                              ---------      ------
COMMON STOCKS (95.97 %)

    BUSINESS SERVICES (1.16 %)

  Outdoor Systems, Inc. (a) (b) ..............   222,750     $6,683

    COMMERCIAL BANKS (3.70 %)

  BankAmerica Corporation ....................   109,300      6,572
  First Union Corporation ....................    69,900      4,251
  The Bank of New York
    Company, Inc. ............................   164,900      6,637
  U.S. Bancorp (b) ...........................   106,400      3,777

    COMMUNICATION (2.86 %)

  American Tower
    Corporation (a) (b) ......................   105,200      3,110
  Comcast Corporation - Class A ..............   226,800     13,310

    COMMUNICATIONS EQUIPMENT (2.68 %)

  Newbridge Networks
    Corporation (a) ..........................   151,200      4,593
  Nokia Oyj - Sponsored ADR ..................    29,000      3,493
  Telefonaktiebolaget LM Ericsson -
    Sponsored ADR ............................   304,400      7,287

    COMPUTER & DATA PROCESSING SERVICES (12.74 %)

  America Online, Inc. (a) ...................   174,500     27,919
  At Home Corporation -
    Class A (a) (b) ..........................    46,300      3,438
  Citrix Systems, Inc. (a) (b) ...............    38,200      3,708
  Compuware Corporation (a) ..................   185,200     14,469
  IMS Health Incorporated ....................    99,400      7,498
  Microsoft Corporation (a) ..................   116,000     16,088

    COMPUTER & OFFICE EQUIPMENT (14.24 %)

  Ascend Communications,
    Inc. (a) (b) .............................   170,100     11,184
  Cisco Systems, Inc. (a) ....................   204,250     18,956
  Compaq Computer Corporation ................   146,000      6,123
  Dell Computer Corporation (a) ..............   275,700     20,177
  EMC Corporation (a) ........................   100,600      8,551
  International Business Machines
    Corporation ..............................    44,000      8,129
  Quantum Corporation ........................   405,900      8,625

    DEPARTMENT STORES (2.53 %)

  Fred Meyer, Inc. (a) .......................   103,900      6,260
  Wal-Mart Stores, Inc. (b) ..................   101,300      8,250

    DRUG STORES & PROPRIETARY STORES (1.30 %)

  CVS Corporation ............................    83,500      4,593
  Rite Aid Corporation .......................    57,600      2,855


                                               NUMBER OF      MARKET
                                                 SHARES        VALUE
                                               ---------      ------
COMMON STOCKS (CONTINUED)

    ELECTRONIC COMPONENTS & ACCESSORIES (8.12 %)

  ASM Lithography
    Holding NV (a) (b) .......................    88,000     $2,684
  Intel Corporation ..........................   174,600     20,700
  Linear Technology Corporation ..............    76,000      6,807
  Texas Instruments Incorporated .............   192,100     16,437

    ENVIRONMENTAL SERVICES (2.19 %)

  Waste Management, Inc. (b) .................   270,000     12,589

    FINANCE (0.46 %)

  Freddie Mac ................................    40,600      2,616

    FOOD STORES (1.39 %)

  Safeway Inc. (a) ...........................    51,900      3,163
  The Kroger Co. (a) (b) .....................    79,400      4,804

    HEALTH SERVICES (0.46 %)

  Allegiance Corporation .....................    56,100      2,616

    INDUSTRIAL MACHINERY & EQUIPMENT (3.06 %)

  Tyco International Ltd. ....................   232,674     17,552

    INSURANCE (4.67 %)

  American International
    Group, Inc. (b) ..........................   108,500     10,484
  Citigroup Inc. .............................   329,500     16,310

    LUMBER & OTHER BUILDING MATERIALS (3.46 %)

  The Home Depot, Inc. .......................   324,300     19,842

    MEDICAL INSTRUMENTS & SUPPLIES (1.38 %)

  Medtronic, Inc. ............................   107,100      7,952

    PERSONAL CREDIT INSTITUTIONS (0.43 %)

  Household International, Inc. ..............    63,000      2,496

    PHARMACEUTICALS (14.60 %)

  Biogen, Inc. (a) ...........................    37,300      3,096
  Bristol-Myers Squibb Company ...............    59,500      7,962
  Cardinal Health, Inc. ......................   196,200     14,887
  McKesson Corporation (b) ...................    83,900      6,633
  Pfizer Inc. ................................   126,900     15,918
  Schering-Plough Corporation ................   244,900     13,531
  SmithKline Beecham PLC -
    Sponsored ADR ............................    97,500      6,776
  Warner-Lambert Company .....................   199,900     15,030


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                           1998 ANNUAL REPORT 57

SCHEDULE OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                 NUMBER OF        MARKET
                                                   SHARES         VALUE
                                                 ---------        ------
COMMON STOCKS (CONTINUED)

    RADIO & TELEVISION BROADCASTING (3.90 %)

  Capstar Broadcasting Corporation -
    Class A (a) ...............................    197,100      $   4,509
  Clear Channel
    Communications, Inc. (a) ..................     85,600          4,665
  Fox Entertainment
    Group, Inc. - Class A (a) .................     85,500          2,154
  Infinity Broadcasting Corp. -
    Class A (a) ...............................    138,700          3,797
  Jacor Communications, Inc. (a) ..............    113,300          7,294

    RADIO, TELEVISION, & COMPUTER STORES (0.53 %)

  Best Buy Co., Inc. (a) ......................     49,600          3,044

    RAILROADS (0.55 %)

  Kansas City Southern
    Industries, Inc. ..........................     64,500          3,173

    RETAIL TRADE (1.62 %)

  Office Depot, Inc. (a) ......................     86,000          3,177
  Staples, Inc. (a) ...........................    140,400          6,134

    SECURITY & COMMODITY BROKERS (2.67 %)

  Morgan Stanley Dean
    Witter and Co. ............................    146,200         10,380
  Paine Webber Group Inc. .....................    128,800          4,975

    TELECOMMUNICATIONS (3.56 %)

  Global Crossing Ltd. (a) ....................     44,700          2,017
  MCI WORLDCOM, Inc. (a) ......................    256,700         18,417

    VARIETY STORES (1.05 %)

  Costco Companies, Inc. (a) ..................     83,900          6,057

    WATER TRANSPORTATION (0.66 %)

  Carnival Corporation ........................     78,700          3,778
                                                                ---------
  Total Common Stocks
  (cost: $ 365,999)........................................       550,992
                                                                ---------

SHORT-TERM OBLIGATIONS (4.08 %)

  Investors Bank & Trust Company (c)
    4.25 %, Repurchase Agreement
    dated 12/31/1998 to be
    repurchased at $ 23,448 on
    01/04/1999 ................................   $ 23,437      $  23,437
                                                                ---------
  Total Short-Term Obligations
  (cost: $ 23,437).........................................        23,437
                                                                ---------
  Total Investment Securities
  (cost: $ 389,436).........................................    $ 574,429
                                                                =========
SUMMARY

  Investments, at market value ................   100.05 %      $ 574,429
  Liabilities in
    excess of other assets ....................    (0.05)%           (265)
                                                  ------        ---------
  Net assets ..................................   100.00 %      $ 574,164
                                                  ======        =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.
(b)     As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is $ 52,221. See footnote 1F to the financial statements.
(c) Collateralized by $ 8,630 Freddie Mac - Series 1625 - Class FL 4.04 % due 12/15/2008; $ 19,084 Fannie Mae - Series 1997-46 Class T 6.50 % due
        07/18/2012; $ 9,728 Fannie Mae Adjustable Rate Mortgage - 417838 7.69 % due 07/01/2026; market value and accrued interest aggregated $ 8,543, $ 7,379 and $ 8,687, respectively, for the collateral at December 31, 1998.
ADR     American Depositary Receipt


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

58  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
BALANCED PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                             PRINCIPAL        MARKET
                                               AMOUNT         VALUE
                                             ---------        ------
U.S. GOVERNMENT OBLIGATIONS (35.69 %)

  U.S. Treasury Bond
    7.25 %, due 05/15/2016 .................   $ 3,000       $  3,633
  U.S. Treasury Bond
    7.50 %, due 11/15/2016 .................     3,000          3,726
  U.S. Treasury Bond
    6.13 %, due 11/15/2027 .................     3,000          3,352
  U.S. Treasury Bond (b)
    5.25 %, due 11/15/2028 .................     4,000          4,095
  U.S. Treasury Note
    6.38 %, due 08/15/2002 .................     2,500          2,638
  U.S. Treasury Note
    7.25 %, due 08/15/2004 .................     3,000          3,373
  U.S. Treasury Note (b)
    6.50 %, due 05/15/2005 .................     3,000          3,287
  U.S. Treasury Note (b)
    6.50 %, due 10/15/2006 .................     3,000          3,336
  U.S. Treasury Note (b)
    6.13 %, due 08/15/2007 .................     3,000          3,282
  U.S. Treasury Note (b)
    5.50 %, due 02/15/2008 .................     3,000          3,179
                                                             --------
  Total U.S. Government Obligations
  (cost: $ 31,643)....................................         33,901
                                                             --------


                                                NUMBER OF      MARKET
                                                  SHARES        VALUE
                                                ---------      ------
CONVERTIBLE PREFERRED STOCKS (0.78 %)

    HOLDING & OTHER INVESTMENT OFFICES (0.78 %)

  Walden Residential Properties, Inc...........    32,300      $    743
                                                               --------
  Total Convertible Preferred Stocks
  (cost: $ 860)..........................................           743
                                                               --------
COMMON STOCKS (63.08 %)

    BEVERAGES (2.46 %)

  PepsiCo, Inc. ...............................    57,000        2,333

    COMMERCIAL BANKS (7.65 %)

  BankAmerica Corporation .....................    38,000        2,285
  J.P. Morgan & Co. Incorporated ..............    22,000        2,311
  Wells Fargo & Company .......................    67,000        2,675

    COMMUNICATIONS EQUIPMENT (2.44 %)

  Motorola, Inc. ..............................    38,000        2,320

    COMPUTER & OFFICE EQUIPMENT (5.22 %)

  Hewlett-Packard Company .....................    35,000        2,391
  Sun Microsystems, Inc. (a) ..................    30,000        2,569

    DEPARTMENT STORES (2.49 %)

  Wal-Mart Stores, Inc. (b) ...................    29,000        2,362


                                                NUMBER OF       MARKET
                                                  SHARES         VALUE
                                                ---------       ------
COMMON STOCKS (CONTINUED)

    ELECTRIC SERVICES (1.68 %)

  Endesa SA - Sponsored ADR ...................    59,000      $  1,593

    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.79 %)

  General Electric Company ....................    26,000         2,654

    FINANCE (5.38 %)

  Fannie Mae ..................................    34,000         2,516
  SLM Holding Corporation .....................    53,999         2,592

    FOOD & KINDRED PRODUCTS (2.53 %)

  Philip Morris Companies Inc. ................    45,000         2,408

    INDUSTRIAL MACHINERY & EQUIPMENT (0.74 %)

  Mettler-Toledo
    International Inc. (a) ....................    25,000           702

    INSTRUMENTS & RELATED PRODUCTS (2.52 %)

  Raytheon Company - Class B ..................    45,000         2,396

    INSURANCE (6.31 %)

  Citigroup Inc. ..............................    46,000         2,277
  The Allstate Corporation ....................    46,000         1,777
  United HealthCare Corporation ...............    45,000         1,938

    PHARMACEUTICALS (7.73 %)

  Abbott Laboratories .........................    46,000         2,254
  BioSource International, Inc. (a) ...........   150,000           441
  Johnson & Johnson ...........................    29,000         2,432
  Merck & Co., Inc. ...........................    15,000         2,215

    RAILROADS (2.13 %)

  Burlington Northern Santa Fe
    Corporation ...............................    60,000         2,025

    SAVINGS INSTITUTIONS (2.57 %)

  Washington Mutual, Inc. .....................    64,000         2,444

    SECURITY & COMMODITY BROKERS (2.52 %)

  Alliance Capital Management L.P. ............    93,000         2,395

    TELECOMMUNICATIONS (4.81 %)

  Frontier Corporation ........................    69,000         2,346
  GTE Corporation .............................    33,000         2,225

    TRUCKING & WAREHOUSING (1.11 %)

  Heartland Express, Inc. (a) .................    60,000         1,050
                                                               --------
  Total Common Stocks
  (cost: $ 48,599).......................................        59,926
                                                               --------
  Total Investment Securities
  (cost: $ 81,102).......................................      $ 94,570
                                                               ========


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  59

SCHEDULE OF INVESTMENTS
BALANCED PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


SUMMARY

  Investments, at market value .........     99.55 %       $ 94,570
  Other assets in
    excess of liabilities ..............      0.45 %            430
                                            ------         --------
  Net assets ...........................    100.00 %       $ 95,000
                                            ======         ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.
(b) As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is $ 19,214. See footnote 1F to the financial statements.
ADR     American Depositary Receipt


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

60  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
GROWTH & INCOME PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                PRINCIPAL       MARKET
                                                  AMOUNT         VALUE
                                                ---------       ------
U.S. GOVERNMENT OBLIGATIONS (7.32 %)

  U.S. Treasury Note (b)
    6.38 %, due 04/30/1999 .................   $ 6,375         $ 6,413
                                                               -------
  Total U.S. Government Obligations
  (cost: $ 6,405).....................................           6,413
                                                               -------
CONVERTIBLE BONDS (1.22 %)

    FINANCE (1.22 %)

  Bell Atlantic Financial
    Services - 144A (c)
    5.75 %, due 04/01/2003 .................     1,035           1,069
                                                               -------
  Total Convertible Bonds
  (cost: $ 1,049).....................................           1,069
                                                               -------


                                                NUMBER OF       MARKET
                                                  SHARES         VALUE
                                                ---------       ------
CONVERTIBLE PREFERRED STOCKS (4.29 %)

    GAS PRODUCTION & DISTRIBUTION (3.33 %)

  KN Energy, Inc. (a) ......................    35,500         $ 1,334
  MCN Energy Group Inc. ....................    84,500           1,579

    SECURITY & COMMODITY BROKERS (0.96 %)

  Merrill Lynch & Co., Inc.

    IGL - STRYPES ..........................    35,500             843
                                                               -------
  Total Convertible Preferred Stocks
  (cost: $ 4,261).....................................           3,756
                                                               -------
COMMON STOCKS (78.19 %)
     BUSINESS SERVICES (0.06 %)

  The Wackenhut Corporation -
    Class A ................................     2,000              51

    ELECTRIC SERVICES (15.98 %)

  BEC Energy ...............................    42,700           1,759
  Dominion Resources, Inc. .................    21,100             986
  DQE, Inc. ................................    31,500           1,384
  Edison International .....................    47,000           1,310
  Florida Progress Corporation .............    28,000           1,255
  FPL Group, Inc. ..........................    23,500           1,448
  New England Electric System ..............    37,900           1,824
  OGE Energy Corp. .........................    59,500           1,726
  Potomac Electric Power Company ...........    32,400             853
  PowerGen Plc - Sponsored ADR .............    12,000             642
  Puget Sound Energy, Inc. .................    29,300             817

    ELECTRIC, GAS & SANITARY SERVICES (14.81 %)

  American States Water Company ............    39,100           1,065
  California Water Service Group ...........    22,400             701
  CMS Energy Corporation ...................    26,400           1,279
  E' Town Corporation ......................    26,500           1,255


                                                NUMBER OF       MARKET
                                                  SHARES         VALUE
                                                ---------       ------
COMMON STOCKS (CONTINUED)

     ELECTRIC, GAS & SANITARY SERVICES (CONTINUED)

  NIPSCO Industries, Inc. ..................    32,900         $ 1,001
  Northwestern Corporation .................    28,900             764
  PacifiCorp ...............................    38,600             813
  PG&E Corporation .........................    47,100           1,484
  Public Service Enterprise Group
    Incorporated ...........................    15,400             616
  Rochester Gas and Electric
    Corporation ............................    33,400           1,044
  Sempra Energy ............................    58,500           1,484
  United Water Resources Inc. ..............    31,500             754
  VEBA AG - Sponsored ADR ..................    12,000             719

    FOOD & KINDRED PRODUCTS (2.46 %)

  General Mills, Inc. ......................    16,800           1,306
  McCormick & Company,
    Incorporated ...........................    25,200             852

    GAS PRODUCTION & DISTRIBUTION (14.56 %)

  AGL Resources Inc. .......................    56,200           1,296
  Atmos Energy Corporation .................    38,100           1,229
  Connecticut Energy Corporation ...........    15,900             485
  Consolidated Natural Gas
    Company ................................    26,100           1,409
  El Paso Energy Corporation ...............    37,100           1,292
  Equitable Resources, Inc. ................    27,200             792
  KeySpan Energy Corporation ...............    74,900           2,321
  National Fuel Gas Company ................    34,000           1,536
  Northwest Natural Gas Company ............    19,700             510
  Questar Corporation ......................    43,300             839
  Southwest Gas Corporation ................    39,000           1,048

    HOLDING & OTHER INVESTMENT OFFICES (19.08 %)

  ABB AB - Sponsored ADR ...................    60,000             660
  Apartment Investment and
    Management Company -
    Class A (b) ............................    45,000           1,673
  Archstone Communities Trust (b) ..........    53,000           1,073
  AvalonBay Communities, Inc. ..............    45,667           1,564
  BRE Properties, Inc. - Class A ...........    39,300             973
  Camden Property Trust ....................    56,700           1,474
  Colonial Properties Trust ................    28,700             764
  Equity Residential Properties Trust.......    43,343           1,753
  First Industrial Realty Trust, Inc. ......    49,300           1,322
  HRPT Properties Trust ....................    84,000           1,181
  Irvine Apartment
    Communities, Inc. ......................    58,500           1,865
  Liberty Property Trust ...................    41,500           1,022
  Prentiss Properties Trust ................    61,900           1,381

    METAL CANS & SHIPPING CONTAINERS (0.78 %)

  Crown Cork & Seal Company, Inc............    22,200             684


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  61

SCHEDULE OF INVESTMENTS
GROWTH & INCOME PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                       NUMBER OF       MARKET
                                         SHARES        VALUE
                                       ---------       ------
COMMON STOCKS (CONTINUED)

    METAL MINING (1.46 %)

  Barrick Gold Corporation (b) ......    65,600      $  1,279

    MINING (1.48 %)

  USEC Inc. .........................    93,600         1,299

    OIL & GAS EXTRACTION (0.87 %)

  Kerr-McGee Corporation (b) ........    20,000           765

    PETROLEUM REFINING (1.05 %)

  Ultramar Diamond Shamrock
    Corporation .....................    38,000           922

    REAL ESTATE (3.88 %)

  AMB Property Corporation ..........    54,900         1,208
  Post Properties, Inc. (b) .........    38,300         1,472
  ProLogis Trust ....................    34,500           716

    TELECOMMUNICATIONS (1.72 %)

  AT&T Corp. ........................    20,000         1,505
                                                     --------
  Total Common Stocks
  (cost: $ 65,621)..............................       68,504
                                                     --------


SHORT-TERM OBLIGATIONS (8.97 %)

  Greenwich Capital Markets, Inc. (d)
    4.50 %, Repurchase Agreement
    dated 12/31/1998 to be
    purchased at $ 7,868 on
    01/04/1999 ......................   $ 7,864      $  7,864
                                                     --------
  Total Short-Term Obligations
  (cost: $ 7,864)..............................         7,864
                                                     --------
  Total Investment Securities
  (cost: $ 85,200).............................      $ 87,606
                                                     ========

SUMMARY

  Investments, at market value ......     99.99 %    $ 87,606
  Other assets in
    excess of liabilities ...........      0.01 %          10
                                         ------      --------
  Net assets ........................    100.00 %    $ 87,616
                                         ======      ========
NOTES TO SCHEDULE OF INVESTMENTS:

(a)       No dividends were paid during the preceding twelve months.
(b)       As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is
          $ 10,834. See footnote 1F to the financial statements.
(c)       Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(d) Collateralized by $ 4,742 U.S. Treasury Bonds 11.25 % due 02/15/2015; market value and accrued interest aggregated $ 8,063 for this collateral at December 31, 1998.
ADR       American Depositary Receipt
STRYPES   Structured Yield Product Exchangeable for Common Stock


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

62  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
TACTICAL ASSET ALLOCATION PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                   NUMBER OF       MARKET
                                                     SHARES         VALUE
                                                   ---------       ------
U.S. GOVERNMENT OBLIGATIONS (5.88 %)

  U.S. Treasury Note
    5.88 %, due 02/15/2004 .....................   $ 10,000      $ 10,550
  U.S. Treasury Note (b)
    6.50 %, due 05/15/2005 .....................     10,000        10,955
                                                                 --------
  Total U.S. Government Obligations
  (cost: $ 20,501)..........................................       21,505
                                                                 --------
U.S. GOVERNMENT AGENCY OBLIGATIONS (5.22 %)

  Federal Home Loan Bank
    5.50 %, due 07/14/2000 .....................     10,000        10,089
  Federal Home Loan Bank
    6.10 %, due 04/29/2004 .....................      9,000         9,000
                                                                 --------
  Total U.S. Government Agency Obligations
  (cost: $ 18,983)..........................................       19,089
                                                                 --------
CORPORATE DEBT SECURITIES (21.26 %)

    AUTO REPAIR, SERVICES & PARKING (2.49 %)

  PHH Corporation
    7.02 %, due 11/09/2001 .....................      9,000         9,095

    CHEMICALS & ALLIED PRODUCTS (2.21 %)

  E. I. du Pont de Nemours
    and Company
    6.50 %, due 09/01/2002 .....................      7,750         8,099

    ELECTRIC SERVICES (2.47 %)

  The Washington Water
    Power Company
    5.99 %, due 12/10/2007 .....................      9,000         9,028

    FINANCE (6.95 %)

  Fannie Mae
    5.63 %, due 03/15/2001 .....................      8,000         8,130
  Fannie Mae
    5.25 %, due 01/15/2003 .....................      8,000         8,066
  Fannie Mae
    7.50 %, due 02/02/2007 .....................      9,000         9,221

    PERSONAL CREDIT INSTITUTIONS (2.55 %)

  Commercial Credit Company
    6.50 %, due 08/01/2004 .....................      9,000         9,315

    PERSONAL SERVICES (2.51 %)

  Cendant Corporation
    7.75 %, due 12/01/2003 .....................      9,000         9,198

    SECURITY & COMMODITY BROKERS (2.08 %)

  Merrill Lynch & Co., Inc.
    6.02 %, due 05/11/2001 .....................      7,500         7,594
                                                                 --------
  Total Corporate Debt Securities
  (cost: $ 76,519)..........................................       77,746
                                                                 --------


                                                   NUMBER OF       MARKET
                                                     SHARES         VALUE
                                                   ---------       ------
PREFERRED STOCKS (3.04 %)

    MOTION PICTURES (3.04 %)

  The News Corporation Limited -
    Sponsored ADR (b) ..........................    450,000      $ 11,108
                                                                 --------
  Total Preferred Stocks
  (cost: $ 8,560)...........................................       11,108
                                                                 --------
COMMON STOCKS (54.25 %)

    AIR TRANSPORTATION (0.69 %)

  Comair Holdings, Inc. ........................     75,000         2,531

    AUTOMOTIVE (1.86 %)

  Ford Motor Company ...........................     60,000         3,521
  PACCAR Inc. ..................................     80,000         3,290

    COMMERCIAL BANKS (1.12 %)

  The Chase Manhattan
    Corporation ................................     60,000         4,084

    COMMUNICATION (0.47 %)

  Cox Communications, Inc. -
    Class A (a) (b) ............................     25,000         1,728

    COMMUNICATIONS EQUIPMENT (1.46 %)

 ECI Telecom Ltd. .............................    150,000         5,344

    COMPUTER & DATA PROCESSING SERVICES (1.28 %)

  NCR Corporation (a) ..........................    111,750         4,666

    ELECTRIC SERVICES (2.56 %)

  Houston Industries Incorporated ..............    100,000         3,213
  Illinova Corporation .........................    100,000         2,500
  The Southern Company .........................    125,000         3,633

    ELECTRIC, GAS & SANITARY SERVICES (1.34 %)

  DPL Inc. .....................................    226,500         4,898

    FINANCE (2.54 %)

  Fannie Mae ...................................     60,000         4,440
  Freddie Mac ..................................     75,000         4,833

    FOOD & KINDRED PRODUCTS (3.29 %)

  Philip Morris Companies Inc. .................    225,000        12,037

    HEALTH SERVICES (1.35 %)

  Columbia/HCA Healthcare
    Corporation ................................    200,000         4,950

    HOLDING & OTHER INVESTMENT OFFICES (4.88 %)

  Duke Realty Investments, Inc. ................    150,000         3,488
  Equity Residential Properties
    Trust (b) ..................................     53,000         2,143


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  63

SCHEDULE OF INVESTMENTS
TACTICAL ASSET ALLOCATION PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                   NUMBER OF       MARKET
                                                     SHARES         VALUE
                                                   ---------       ------
COMMON STOCKS (CONTINUED)

     HOLDING & OTHER INVESTMENT OFFICES (CONTINUED)

  Health Care Property
    Investors, Inc. ............................    100,700      $   3,097
  Merry Land Properties, Inc. (a) ..............      5,000             18
  Simon Property Group, Inc. ...................    150,000          4,275
  Storage USA, Inc. ............................    150,000          4,847

    INDUSTRIAL MACHINERY & EQUIPMENT (0.43 %)

  AGCO Corporation .............................    200,000          1,575

    INSTRUMENTS & RELATED PRODUCTS (1.31 %)

  Raytheon Company - Class B ...................     90,000          4,793

    INSURANCE (8.61 %)

  AFLAC Incorporated ...........................    150,000          6,600
  Ambac Financial Group, Inc. ..................    100,000          6,019
  Conseco, Inc. (b) ............................    148,320          4,533
  Frontier Insurance Group, Inc. (b)............    275,000          3,541
  MGIC Investment Corporation ..................    100,000          3,981
  The Allstate Corporation .....................    100,000          3,863
  The PMI Group, Inc. ..........................     60,300          2,977

    LUMBER & WOOD PRODUCTS (1.42 %)

  Clayton Homes, Inc. ..........................    375,000          5,180

    MINING (1.31 %)

  Potash Corporation of
    Saskatchewan Inc. (b) ......................     75,000          4,791

    MORTGAGE BANKERS AND BROKERS (1.28 %)

  Countrywide Credit
    Industries, Inc. ...........................     93,400          4,688

    OIL & GAS EXTRACTION (1.71 %)

  Diamond Offshore
    Drilling, Inc. (b) .........................    210,000          4,974
  R&B Falcon Corporation (a) ...................    170,000          1,296

    RAILROADS (0.68 %)

  CSX Corporation ..............................     60,000          2,490

    RESTAURANTS (3.51 %)

  Cracker Barrel Old Country
    Store, Inc. ................................    175,000          4,080
  Tricon Global
    Restaurants, Inc. (a) ......................    175,000          8,772

    SHOE STORES (1.30 %)

  Payless ShoeSource, Inc. (a) .................    100,000          4,738


                                                   NUMBER OF       MARKET
                                                     SHARES         VALUE
                                                   ---------       ------
COMMON STOCKS (CONTINUED)

    TELECOMMUNICATIONS (5.45 %)

  Alltel Corporation ...........................     92,500      $   5,533
  AT&T Corp. (b) ...............................    160,000         12,039
  Sprint Corporation ...........................     25,000          2,103
  Sprint PCS (a) ...............................     12,500            289

    TRANSPORTATION EQUIPMENT (1.98 %)

  Halter Marine Group, Inc. (a) ................    300,000          1,463
  Trinity Industries, Inc. .....................    150,000          5,775

    WATER TRANSPORTATION (1.43 %)

  Tidewater Inc. ...............................    225,000          5,217

    WHOLESALE TRADE DURABLE GOODS (0.99 %)

  Miami Computer Supply
   Corporation (a) (b) .........................    146,700          3,612
                                                                 ---------
  Total Common Stocks
  (cost: $ 180,380)........................................        198,458

                                                   PRINCIPAL       MARKET
                                                     AMOUNT         VALUE
                                                   ---------       ------
COMMERCIAL PAPER (9.52 %)

  Block Financial Corporation
    5.30 %, due 01/04/1999 .....................    $   5,400    $   5,398
  Concord Minutemen
    Capital Co. - 144A (c)
    5.70 %, due 01/15/1999 .....................        6,500        6,486
  Consolidation Coal Company
    6.10 %, due 01/04/1999 .....................        5,000        4,997
  Consolidation Coal Company
    6.00 %, due 01/21/1999 .....................        5,000        4,983
  Distribution Funding Corp.
    6.00 %, due 01/05/1999 .....................        9,950        9,943
  General Motors Acceptance
    Corporation
    5.57 %, due 01/12/1999 .....................        1,500        1,497
  Triple A One Funding
    Corp. - 144A (c)
    6.01 %, due 01/08/1999 .....................          500          499
  Windmill Funding Corp.
    5.57 %, due 01/05/1999 .....................        1,000          999
                                                                 ---------
  Total Commercial Paper
  (cost: $ 34,802)...........................................       34,802
                                                                 ---------
  Total Investment Securities
  (cost: $ 339,745)..........................................    $ 362,708
                                                                 =========


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

64  WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
TACTICAL ASSET ALLOCATION PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


SUMMARY

  Investments, at market value .........     99.17 %       $ 362,708
  Other assets in
    excess of liabilities ..............      0.83 %           3,030
                                             -----         ---------
  Net assets ...........................    100.00 %       $ 365,738
                                            ======         =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.
(b) As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is $ 47,288. See footnote 1F to the financial statements.
(c)     Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
ADR     American Depositary Receipt


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  65

SCHEDULE OF INVESTMENTS
C.A.S.E. GROWTH PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                   NUMBER OF     MARKET
                                                     SHARES      VALUE
                                                   ----------  ---------
COMMON STOCKS (101.21 %)

    AEROSPACE (0.70 %)

  The Boeing Company .............................    15,000     $ 489

    AIR TRANSPORTATION (1.29 %)

  UAL Corporation (a) ............................    15,000       895

    APPAREL & ACCESSORY STORES (8.88 %)

  Claire's Stores, Inc. ..........................   113,000     2,317
  Pacific Sunwear of
    California, Inc. (a) (b) .....................   110,000     1,801
  Ross Stores, Inc. ..............................    52,000     2,048

    APPAREL PRODUCTS (5.60 %)

  Jones Apparel Group, Inc. (a) ..................    94,700     2,089
  Tommy Hilfiger Corporation (a) .................    30,000     1,800

    CHEMICALS & ALLIED PRODUCTS (1.07 %)

  Colgate-Palmolive Company ......................     8,000       743

    COMMERCIAL BANKS (4.06 %)

  Bank One Corporation ...........................    25,000     1,277
  BankAmerica Corporation ........................    25,658     1,543

    COMMUNICATIONS EQUIPMENT (18.21 %)

  ADC Telecommunications, Inc. (a)................   121,000     4,206
  CIENA Corporation (a) (b) ......................   194,200     2,840
  Northern Telecom Limited (b) ...................    43,000     2,155
  Tellabs, Inc. (a) ..............................    50,000     3,429

    COMPUTER & DATA PROCESSING SERVICES (16.77 %)

  BMC Software, Inc. (a) (b) .....................    74,000     3,298
  Broadvision, Inc. (a) ..........................    60,000     1,920
  Computer Sciences Corporation (a)...............    40,000     2,578
  Excite, Inc. (a) (b) ...........................    43,000     1,809
  Structural Dynamics Research
    Corporation (a) ..............................    42,000       835
  Symantec Corporation (a) .......................    55,000     1,196

    COMPUTER & OFFICE EQUIPMENT (4.98 %)

  3Com Corporation (a) ...........................    27,100     1,214
  Storage Technology
    Corporation (a) ..............................    63,000     2,240

    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (4.53 %)

  General Electric Company .......................    16,000     1,633
  U.S. Industries, Inc. ..........................    81,000     1,509

    FABRICATED METAL PRODUCTS (1.67 %)

  The Gillette Company ...........................    24,000     1,160

    HEALTH SERVICES (0.87 %)
  NovaCare, Inc. (a) .............................   241,000       603

                                                   NUMBER OF     MARKET
                                                     SHARES      VALUE
                                                   ----------  ---------
COMMON STOCKS (CONTINUED)

    HOLDING & OTHER INVESTMENT OFFICES (0.70 %)

  Inacom Corp. (a) (b) ...........................    32,500     $ 483
    HOTELS & OTHER LODGING PLACES (1.06 %)
  Prime Hospitality Corp. (a) ....................    70,000       739

    INSURANCE (3.26 %)

  Citigroup Inc. .................................    35,500     1,757
  CMAC Investment Corporation ....................    11,000       505

    MEDICAL INSTRUMENTS & SUPPLIES (2.63 %)

  Respironics, Inc. (a) ..........................    91,000     1,823

    OIL & GAS EXTRACTION (1.11 %)

  Diamond Offshore Drilling, Inc. ................    16,000       379
  Global Marine Inc. (a) .........................    42,700       392

    PETROLEUM REFINING (0.31 %)

  PennzEnergy Company ............................     7,000       114
  Pennzoil-Quaker State
    Company (a) ..................................     7,000       103

    PHARMACEUTICALS (2.55 %)

  Merck & Co., Inc. ..............................    12,000     1,772

    RADIO, TELEVISION, & COMPUTER STORES (0.96 %)

  CompUSA Inc. (a) ...............................    51,000       666

    SAVINGS INSTITUTIONS (1.87 %)

  Washington Mutual, Inc. ........................    34,000     1,298

    SECURITY & COMMODITY BROKERS (0.57 %)

  Lehman Brothers Holdings Inc. ..................     9,000       397

    SHOE STORES (2.98 %)

  Genesco Inc. (a) ...............................   363,000     2,065

    TELECOMMUNICATIONS (7.71 %)

  AT&T Corp. .....................................    33,000     2,483
  MCI WORLDCOM, Inc. (a) .........................    40,000     2,870

    TRANSPORTATION EQUIPMENT (0.60 %)

  Halter Marine Group, Inc. (a) ..................    85,000       414

    TRUCKING & WAREHOUSING (1.27 %)

  Yellow Corporation (a) .........................    46,000       880

    VARIETY STORES (3.02 %)

  Kmart Corporation (a) ..........................   137,000     2,098


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

66 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
C.A.S.E. GROWTH PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                      NUMBER OF     MARKET
                                                       SHARES        VALUE
                                                      ----------   ---------
COMMON STOCKS (CONTINUED)

    WATER TRANSPORTATION (1.98 %)

  SEACOR SMIT Inc. (a) (b) .......................     17,000      $    840
  Tidewater Inc. .................................     17,000           394
  Trico Marine Services, Inc. (a) ................     29,000           141
                                                                   --------
  Total Common Stocks
  (cost: $ 77,157)..........................................         70,240
                                                                   --------
  Total Investment Securities
  (cost: $ 77,157)...........................................      $ 70,240
                                                                   ========

SUMMARY

  Investments, at market value ...................   101.21 %      $ 70,240
  Liabilities in
    excess of other assets .......................    (1.21)%          (839)
                                                     ------        --------
  Net assets .....................................   100.00 %      $ 69,401
                                                     ======        ========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.
(b) As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is $ 5,956. See footnote 1F to the financial statements.


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                           1998 ANNUAL REPORT 67

SCHEDULE OF INVESTMENTS
GLOBAL SECTOR PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    PRINCIPAL       MARKET
                                                     AMOUNT          VALUE
                                                   ----------      ---------
U.S. GOVERNMENT OBLIGATIONS (28.99 %)

  U.S. Treasury Note
    6.63 %, due 06/30/2001 .......................   $ 1,435        $ 1,501
  U.S. Treasury Note
    5.88 %, due 02/15/2004 .......................       730            773
  U.S. Treasury Note
    7.25 %, due 08/15/2004 .......................       520            584
  U.S. Treasury Note
    6.63 %, due 05/15/2007 .......................       450            506
                                                                    -------
  Total U.S. Government Obligations
  (cost: $ 3,165)...........................................          3,364
                                                                    -------
ASSET-BACKED SECURITIES (0.59 %)

  General Motors Acceptance
    Corporation
    6.75 %, due 03/15/2003 .......................        66             69
                                                                    -------
  Total Asset-Backed Securities
  (cost: $ 65)..............................................             69
                                                                    -------
CORPORATE DEBT SECURITIES (4.75 %)
    COMMERCIAL BANKS (0.59 %)

  NationsBank Corporation
    7.00 %, due 05/15/2003 .......................        65             68

    ELECTRIC, GAS & SANITARY SERVICES (2.77 %)

  Pacific Gas & Electric Company
    7.88 %, due 03/01/2002 .......................       300            322

    PERSONAL CREDIT INSTITUTIONS (1.39 %)

  Commercial Credit Company
    6.13 %, due 12/01/2005 .......................       160            161
                                                                    -------
  Total Corporate Debt Securities
  (cost: $ 530)..................................................       551
                                                                    -------

                                                      NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                      ---------     -------
PREFERRED STOCKS (1.63 %)

    COMPUTER & DATA PROCESSING SERVICES (1.63 %)

  SAP AG - Vorzug ................................       395        $   189
                                                                    -------
  Total Preferred Stocks
  (cost: $ 63).....................................................     189
                                                                    -------
COMMON STOCKS (62.72 %) APPAREL PRODUCTS (0.72 %)

  Adidas-Salomon AG ..............................       760             83

                                                      NUMBER OF      MARKET
                                                        SHARES        VALUE
                                                      ---------     -------
COMMON STOCKS (CONTINUED)

    AUTO REPAIR, SERVICES & PARKING (0.50 %)

  Rollins Truck Leasing Corp. ....................     2,550        $    38
  Ryder System, Inc. .............................       750             20

    AUTOMOTIVE (2.05 %)

  Bayerische Motoren
    Werke AG .....................................       105             81
  Bayerische Motoren
    Werke AG - New (a) ...........................        21             16
  Honda Motor Company, Ltd. ......................     1,800             59
  Nissan Motor Company, Ltd. .....................     9,000             28
  Toyota Motor Corporation .......................     2,000             54

    AUTOMOTIVE DEALERS & SERVICE STATIONS (0.57 %)

  AutoZone, Inc. (a) .............................     2,000             66

    BEER, WINE, & DISTILLED BEVERAGES (0.55 %)

  Carlsberg A/S - Class A ........................     1,100             64

    BUSINESS SERVICES (2.88 %)

  Omnicom Group Inc. .............................     1,100             64
  Orix Corp. .....................................       900             67
  Secom Co. Ltd. .................................       800             66
  Sophus Berendsen - New - Class B ...............       400             14
  The Interpublic Group of
    Companies, Inc. ..............................       900             72
  True North Communications Inc. .................     1,900             51

    CHEMICALS & ALLIED PRODUCTS (2.29 %)

  Bayer AG .......................................     1,980             83
  Cheminova Holding A/S - Class B ................     2,000             33
  Degussa AG .....................................     1,200             66
  Mitsubishi Chemical Corp. ......................    16,000             34
  The Sherwin-Williams Company ...................     1,700             50

    COMMERCIAL BANKS (1.22 %)

  Den Danske Bank ................................     1,050            141

    COMMUNICATIONS EQUIPMENT (2.00 %)

  ADC Telecommunications, Inc. (a)................     1,800             63
  Motorola, Inc. .................................     1,000             61
  Northern Telecom Limited .......................     1,058             53
  Tellabs, Inc. (a) ..............................       800             55

    COMPUTER & DATA PROCESSING SERVICES (0.59 %)

  Acxiom Corporation (a) .........................     2,200             68

    COMPUTER & OFFICE EQUIPMENT (4.63 %)

  3Com Corporation (a) ...........................     2,100             94
  Ascend Communications, Inc. (a) ................     1,100             72
  Cabletron Systems, Inc. (a) ....................     4,700             39


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

68 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
GLOBAL SECTOR PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF    MARKET
                                                     SHARES      VALUE
                                                    ---------   -------
COMMON STOCKS (CONTINUED)

     COMPUTER & OFFICE EQUIPMENT  (CONTINUED)

  Cisco Systems, Inc. (a) ........................     1,372     $ 127
  EMC Corporation (a) ............................       600        51
  Lexmark International Group, Inc. -
    Class A (a) ..................................       500        50
  Quantum Corporation (a) ........................     1,500        32
  Seagate Technology, Inc. (a) ...................     1,200        36
  Storage Technology
    Corporation (a) ..............................     1,000        36

    CONSTRUCTION (2.07 %)

  Daiwa House Industry Co., Ltd. .................     5,000        53
  Fluor Corporation ..............................     1,100        47
  Granite Construction Incorporated...............     1,300        44
  Jacobs Engineering
    Group Inc. (a) ...............................     1,400        57
  Morrison Knudsen
    Corporation (a) ..............................     4,000        39

    ELECTRIC SERVICES (0.52 %)

  VEBA AG ........................................     1,000        60

    ELECTRICAL GOODS (0.41 %)

  Hughes Supply, Inc. ............................     1,600        47

    ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.00 %)

  Canon, Inc. ....................................     2,000        43
  NEC Corporation ................................     7,200        66
  Sharp Corporation ..............................     8,000        72
  Sony Corporation ...............................       700        51

    ELECTRONIC COMPONENTS & ACCESSORIES (0.69 %)

  Fujitsu Ltd. ...................................     6,000        80

    ENGINEERING & MANAGEMENT SERVICES (0.39 %)

  ACNielsen Corporation (a) ......................     1,600        45

    ENVIRONMENTAL SERVICES (0.73 %)

  Ratin A/S - Class B ............................       400        85

    FABRICATED METAL PRODUCTS (0.26 %)

  Mitsubishi Materials Corporation ...............    18,000        30

    FOOD & KINDRED PRODUCTS (1.66 %)

  Danisco A/S ....................................     1,000        54
  Philip Morris Companies Inc. ...................     1,500        80
  RJR Nabisco Holdings Corp. .....................     2,000        59

    FURNITURE & HOME FURNISHINGS STORES (0.47 %)

  Bed Bath & Beyond Inc. (a) .....................     1,600        55

    HOLDING & OTHER INVESTMENT OFFICES (0.76 %)

  Marubeni Corporation ...........................    25,000        43
  Nikko Securities Company Ltd. ..................    16,000        45


                                                    NUMBER OF     MARKET
                                                     SHARES        VALUE
                                                    ---------     -------
COMMON STOCKS (CONTINUED)

    INDUSTRIAL MACHINERY & EQUIPMENT (1.42 %)

  Applied Materials, Inc. (a) ....................     1,900     $  81
  Novellus Systems, Inc. (a) .....................     1,700        84

    INSTRUMENTS & RELATED PRODUCTS (1.65 %)

  Fuji Photo Film ................................     1,000        37
  KLA-Tencor Corporation (a) .....................     1,600        69
  Teradyne, Inc. (a) .............................     2,000        85

    INSURANCE (2.78 %)

  A/S Forsikringsselskabet Codan .................       400        47
  Berkshire Hathaway Inc. -
    Class A (a) ..................................         1        74
  The Allstate Corporation .......................     1,400        54
  The Chubb Corporation ..........................       800        52
  The St. Paul Companies, Inc. ...................     2,761        96

    INSURANCE AGENTS, BROKERS & SERVICE (0.63 %)

  Allianz AG .....................................       200        73

    LEATHER & LEATHER PRODUCTS (0.61 %)

  Nine West Group Inc. (a) .......................     2,000        31
  Wolverine World Wide, Inc. .....................     3,000        40

    LUMBER & OTHER BUILDING MATERIALS (1.66 %)

  Fastenal Company ...............................     1,200        53
  Lowe's Companies, Inc. .........................     1,300        67
  The Home Depot, Inc. ...........................     1,200        73

    MACHINERY, EQUIPMENT & SUPPLIES (1.79 %)

  Daikin Industries Ltd. .........................     7,000        70
  Mannesmann AG ..................................     1,200       138

    MEDICAL INSTRUMENTS & SUPPLIES (1.94 %)

  Baxter International Inc. ......................       600        39
  Becton, Dickinson and Company ..................       900        38
  Boston Scientific Corporation (a) ..............     1,800        48
  Guidant Corporation ............................       500        55
  Medtronic, Inc. ................................       600        45

    METAL MINING (2.52 %)

  Barrick Gold Corporation .......................     4,100        80
  Battle Mountain Gold Company ...................    14,400        59
  Homestake Mining Company .......................     5,400        50
  Newmont Mining Corporation .....................     2,100        38
  Placer Dome Inc. ...............................     5,700        66

    PHARMACEUTICALS (5.51 %)

  Amgen Inc. (a) .................................       300        31
  Bergen Brunswig Corporation ....................     1,000        35
  Biogen, Inc. (a) ...............................       300        25
  Cardinal Health, Inc. ..........................       400        30
  Centocor, Inc. (a) .............................       500        23
  Chiron Corporation (a) .........................     1,000        26


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                           1998 ANNUAL REPORT 69

SCHEDULE OF INVESTMENTS
GLOBAL SECTOR PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF     MARKET
                                                     SHARES        VALUE
                                                    ---------     -------

COMMON STOCKS (CONTINUED)

     PHARMACEUTICALS (CONTINUED)

  Genzyme Corporation -
    General (a) ..................................       400       $     20
  ICN Pharmaceuticals, Inc. ......................     1,600             36
  Jones Pharma Incorporated ......................     1,200             44
  McKesson Corporation ...........................       400             32
  MedImmune, Inc. (a) ............................       600             60
  Mylan Laboratories Inc. ........................     1,200             38
  Novo Nordisk A/S - Class B .....................     1,150            152
  Sankyo Company, Ltd. ...........................     2,000             44
  Watson Pharmaceuticals, Inc. (a) ...............       700             44

    PRIMARY METAL INDUSTRIES (0.37 %)

  Andrew Corporation (a) .........................     2,600             43

    REAL ESTATE (0.35 %)

  Mitsui Fudosan Co., Ltd. .......................     5,400             41

    RESTAURANTS (2.63 %)

  Cracker Barrel Old Country
    Store, Inc. ..................................     1,440             34
  Lone Star Steakhouse &
    Saloon, Inc. (a) .............................     2,950             27
  McDonald's Corporation .........................     1,370            105
  Starbucks Corporation (a) ......................     1,000             56
  Tricon Global
    Restaurants, Inc. (a) ........................     1,000             50
  Wendy's International, Inc. ....................     1,500             33

    RETAIL TRADE (2.46 %)

  Office Depot, Inc. (a) .........................     3,600            133
  OfficeMax, Inc. (a) ............................     3,000             36
  Staples, Inc. (a) ..............................     2,000             87
  Toys "R" Us, Inc. (a) ..........................     1,700             29

    RUBBER & MISC. PLASTIC PRODUCTS (0.61 %)

  Nike, Inc. - Class B ...........................     1,000             41
  Reebok International Ltd. (a) ..................     2,000             30

    TELECOMMUNICATIONS (5.38 %)

  Ameritech Corporation ..........................     1,400             89
  BellSouth Corporation ..........................     2,000            100
  Deutsche Telekom AG ............................     3,800            125
  GTE Corporation ................................     1,100             74
  Lucent Technologies Inc. .......................       500             55
  Nippon Telegraph &
    Telephone Corp. ..............................         6             46
  Tele Danmark A/S ...............................     1,000            135

                                                    NUMBER OF     MARKET
                                                      SHARES       VALUE
                                                    ---------     -------
COMMON STOCKS (CONTINUED)

    TEXTILE MILL PRODUCTS (0.32 %)

  Toray Industries, Inc. .........................     7,000       $     37
    TOBACCO PRODUCTS (0.63 %)
  UST Inc. .......................................     2,100             73
    TRANSPORTATION EQUIPMENT (0.30 %)
  McDermott International, Inc. ..................     1,400             35
    TRUCKING & WAREHOUSING (0.73 %)
  J.B. Hunt Transport Services, Inc. .............     1,500             35
  USFreightways Corporation ......................       850             25
  Werner Enterprises, Inc. .......................     1,437             25

    WHOLESALE TRADE NONDURABLE GOODS (0.47 %)

  SUPERVALU INC. .................................     1,000             28
  SYSCO Corporation ..............................     1,000             27
                                                                   --------
  Total Common Stocks
  (cost: $ 6,919)...........................................          7,278
                                                                   --------
  Total Investment Securities
  (cost: $ 10,742)..........................................       $ 11,451
                                                                   ========

SUMMARY

  Investments, at market value ...................     98.68 %       $ 11,451
  Other assets in
    excess of liabilities ........................      1.32 %            153
                                                       -----         --------
  Net assets .....................................    100.00 %       $ 11,604
                                                      ======         ========

INVESTMENTS BY COUNTRY:
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.
                                                       MARKET
                                                        VALUE       PERCENTAGE
                                                       --------     ----------
 Denmark .........................................     $    725        6.33 %
 Germany .........................................          913        7.97 %
 Japan ...........................................        1,068        9.33 %
 United States ...................................        8,745       76.37 %
                                                       --------       -----
      Investments, at market value ...............     $ 11,451      100.00 %
                                                       ========      ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

70 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
VALUE EQUITY PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF      MARKET
                                                      SHARES        VALUE
                                                    ---------     --------

COMMON STOCKS (89.61 %)

  AEROSPACE (1.67 %)

 Lockheed Martin
    Corporation ..................................      30,900     $ 2,619

  AIR TRANSPORTATION (2.48 %)

 Delta Air Lines, Inc. ...........................      75,000       3,900

  CHEMICALS & ALLIED PRODUCTS (4.81 %)

 Air Products and Chemicals, Inc. ................      59,600       2,384
 IMC Global Inc. .................................      55,700       1,191
 Morton International, Inc. ......................      69,000       1,691
 Praxair, Inc. ...................................      65,000       2,291

  COMMERCIAL BANKS (17.42 %)

 Bank One Corporation ............................      74,000       3,779
 BankAmerica Corporation .........................      30,000       1,804
 First Union Corporation .........................      98,800       6,008
 National City Corporation .......................      46,600       3,379
 The Bank of New York
    Company, Inc. ................................      60,000       2,415
 The Chase Manhattan
    Corporation ..................................      68,800       4,683
 Wells Fargo & Company ...........................     133,400       5,328

  COMPUTER & OFFICE EQUIPMENT (2.73 %)

 Hewlett-Packard Company .........................      31,800       2,172
 Xerox Corporation ...............................      18,000       2,124

  CONSTRUCTION (2.95 %)

 Foster Wheeler Corporation ......................      11,800         156
 Halliburton Company .............................     151,200       4,479

  DEPARTMENT STORES (1.75 %)

 Federated Department
    Stores, Inc. (a) (b) .........................      63,000       2,744

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.94 %)
 Cooper Industries, Inc. .........................      42,700       2,036
 Thomas & Betts Corporation ......................      23,300       1,009

  ELECTRONIC COMPONENTS & ACCESSORIES (3.41 %)

 Texas Instruments
    Incorporated .................................      62,600       5,356

  ENVIRONMENTAL SERVICES (2.37 %)

 Waste Management, Inc. ..........................      80,000       3,730

                                                    NUMBER OF     MARKET
                                                     SHARES        VALUE
                                                    ---------     -------
COMMON STOCKS (CONTINUED)

  FABRICATED METAL PRODUCTS (2.68 %)

 Fortune Brands, Inc. ............................     133,000     $ 4,206

  FOOD & KINDRED PRODUCTS (6.64 %)

 Philip Morris Companies Inc. .....................    195,000      10,433

  HEALTH SERVICES (1.71 %)

 Columbia/HCA Healthcare
    Corporation ..................................     108,900       2,695

  INDUSTRIAL MACHINERY & EQUIPMENT (8.80 %)

 Case Corporation (b) ............................      83,000       1,810
 Deere & Company .................................      81,450       2,698
 Harnischfeger Industries, Inc. ..................      32,000         326
 Ingersoll-Rand Company ..........................      66,500       3,121
 Kennametal Inc. .................................      12,300         261
 Sundstrand Corporation ..........................      61,550       3,193
 Weatherford
    International, Inc. (a) ......................     125,000       2,422

  INSTRUMENTS & RELATED PRODUCTS (1.74 %)

 Emerson Electric Co. ............................      43,600       2,728

  INSURANCE (8.99 %)

 Aetna Inc. ......................................      53,000       4,167
 Loews Corporation ...............................      78,700       7,731
 The Allstate Corporation ........................      57,800       2,233

  LIFE INSURANCE (2.12 %)

 Travelers Property
    Casualty Corp. ...............................     107,300       3,326

  MOTION PICTURES (2.92 %)

 Time Warner Inc. (b) ............................      74,000       4,593

  OIL & GAS EXTRACTION (3.08 %)

 Noble Affiliates, Inc. ..........................      32,500         800
 Noble Drilling Corporation (a) ..................     147,600       1,910
 Ocean Energy, Inc. (a) ..........................     212,690       1,343
 Transocean Offshore Inc. ........................      29,400         788

  PAPER & ALLIED PRODUCTS (0.94 %)

 Champion International
    Corporation ..................................      36,300       1,470


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                           1998 ANNUAL REPORT 71

SCHEDULE OF INVESTMENTS
VALUE EQUITY PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF     MARKET
                                                     SHARES        VALUE
                                                    ---------     -------

COMMON STOCKS (CONTINUED)

  PERSONAL CREDIT INSTITUTIONS (0.58 %)

 Household International, Inc. ..................    22,950          $     909

  PRINTING & PUBLISHING (1.83 %)

 American Greetings Corporation -
    Class A ......................................   70,000          2,874

  SECURITY & COMMODITY BROKERS (1.02 %)

 The Bear Stearns Companies Inc. .................   42,750          1,598

  TELECOMMUNICATIONS (2.56 %)

 MediaOne Group, Inc. (a) (b) ....................   85,600          4,023

  WATER TRANSPORTATION (0.54 %)

 Tidewater Inc. ..................................   36,900            856

  WHOLESALE TRADE DURABLE GOODS (1.93 %)

 W.W. Grainger, Inc. .............................   73,000          3,039
                                                                    ------
 Total Common Stocks
 (cost: $ 139,987) ........................................         140,831
                                                                    -------

                                                    PRINCIPAL     MARKET
                                                     AMOUNT        VALUE
                                                    ---------     ------
SHORT-TERM U.S. GOVERNMENT
  OBLIGATIONS (6.30 %)

 U.S. Treasury Bill
    4.61 %, due 03/25/1999 .......................   $ 10,000     $   9,894
                                                                  ---------
 Total Short-Term U.S.
    Government Obligations
 (cost: $ 9,894)..............................................        9,894

                                                    PRINCIPAL       MARKET
                                                      AMOUNT         VALUE
                                                    ---------       ------

SHORT-TERM OBLIGATIONS (4.00 %)

 Investors Bank & Trust Company (c)
    4.25 %, Repurchase Agreement dated
    12/31/1998 to be repurchased at $ 6,292
    on 01/04/1999 ................................    $  6,289     $  6,289
                                                                   --------
 Total Short-Term Obligations
 (cost: $ 6,289)...............................................       6,289
                                                                   --------
 Total Investment Securities
 (cost: $ 156,170).............................................    $ 157,014
                                                                   =========

SUMMARY

 Investments, at market value .....................     99.91 %    $ 157,014
 Other assets in
  excess of liabilities ...........................      0.09 %          143
                                                        -----      ---------
 Net assets .......................................    100.00 %    $ 157,157
                                                       ======      =========

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.
(b) As of December 31, 1998, the security is on loan. The market value of all securities on loan at December 31, 1998 is $ 4,866. See footnote 1F to the financial statements.
(c)     Collateralized by $ 42,600 Freddie Mac Adjustable Rate Mortgage - 845202
        7.47 % due 10/01/2022; $ 4,166 Freddie Mac Adjustable Rate Mortgage - 410134 7.66 % due 05/01/2025; market value and accrued interest aggregated $ 5,732 and $ 871, respectively, for the collateral at December 31, 1998.


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

72 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF     MARKET
                                                     SHARES        VALUE
                                                    ---------    --------

PREFERRED STOCKS (0.08 %)

  MEDICAL INSTRUMENTS & SUPPLIES (0.08 %)

 Fresenius Medical Care AG .......................        527       $  25

  TELECOMMUNICATIONS (D)

 Telerj Celular SA - Class B (a) .................     25,800           1
                                                                    -----
 Total Preferred Stocks
 (cost: $ 33)................................................          26
                                                                    -----
COMMON STOCKS (94.34 %)

  AEROSPACE (0.50 %)

 British Aerospace PLC ...........................     19,076         162

  AMUSEMENT & RECREATION SERVICES (1.77 %)

 Airtours PLC ....................................     45,231         289
 Granada Group PLC ...............................     15,792         279

  APPAREL PRODUCTS (0.58 %)

 Adidas-Salomon AG ...............................      1,468         159
 Giordano International, Limited .................     76,000          14
 Wacoal Corp. ....................................      1,000          13

  AUTOMOTIVE (4.18 %)

 Autoliv, Inc. ...................................      8,020         289
 DaimlerChrysler AG (a) ..........................      2,770         274
 Honda Motor Company, Ltd. .......................      2,000          66
 LucasVarity PLC .................................     60,734         202
 Renault SA ......................................      3,371         152
 Toyota Motor Corporation ........................      1,000          27
 Volkswagen AG ...................................      4,186         334

  BEER, WINE, & DISTILLED BEVERAGES (0.82 %)

 Diageo PLC ......................................     21,945         250
 Foster's Brewing Group Limited ..................      5,600          15

  BEVERAGES (0.26 %)

 Coca-Cola Amatil Limited ........................      2,933          11
 Panamerican Beverages, Inc. -
    Class A ......................................      3,265          71

  BUSINESS SERVICES (0.80 %)

 SEMA Group PLC ..................................     26,193         257

  CHEMICALS & ALLIED PRODUCTS (0.37 %)

 Kao Corporation .................................      1,000          23
 Shin-Etsu Chemical Co., Ltd. ....................      4,000          97

  COMMERCIAL BANKS (14.26 %)

 Alpha Credit Bank ................................       855          89
 Argentaria, Caja Postal y Banco
    Hipotecario de Espana, SA .....................    11,474         297
 Banca Intesa SpA .................................    29,195         175

                                                    NUMBER OF     MARKET
                                                     SHARES        VALUE
                                                    ---------     -------
COMMON STOCKS (CONTINUED)

   COMMERCIAL BANKS (CONTINUED)

 Banco Bilbao Vizcaya, SA ........................     21,600       $ 337
 Banco Comercial Portugues, SA ...................      5,396         166
 Bank of Scotland ................................      5,740          68
 Bank of Tokyo-Mitsubishi, Ltd. ..................      1,000          10
 Bayerische Hypo-und Vereinsbank .................      3,242         254
 BHW Holding AG ..................................      8,250         134
 Commerzbank AG ..................................        213           7
 Commonwealth Bank of Australia ..................      2,930          42
 Deutsche Pfandbrief-und
    Hypothekenbank AG ............................      2,050         180
 HSBC Holdings PLC ...............................          1          (c)
 ING Groep NV ....................................     13,973         853
 Lloyds TSB Group PLC ............................     19,117         272
 Merita Ltd. - Class A ...........................     24,520         155
 National Australia Bank Limited .................      2,700          41
 National Bank of Greece SA -
    GDR - 144A (a) (b) ...........................        734          32
 Northern Rock PLC ...............................     17,000         159
 Oversea-Chinese Banking
    Corporation Ltd. .............................      6,000          41
 Sanwa Bank Ltd. .................................      3,000          23
 Societe Generale - Class A ......................      1,279         207
 Sumitomo Bank, Limited ..........................      1,000          10
 Svenska Handelsbanken - Class A .................      8,915         377
 UBS AG ..........................................        675         208
 Uniao de Bancos Brasileiros SA -
    Sponsored GDR ................................      3,120          45
 Unicredito Italiano SpA .........................     63,343         374
 Westpac Banking Corporation
    Limited ......................................      4,400          29

  COMMUNICATION (0.74 %)

 Reed International PLC ..........................     26,830         210
 Saatchi & Saatchi PLC ...........................     12,646          29

  COMMUNICATIONS EQUIPMENT (5.19 %)

 Comverse Technology, Inc. (a) ...................      1,874         133
 ECI Telecom Ltd. ................................      7,645         272
 Nokia Oyj - Class A .............................      7,861         956
 Northern Telecom Limited ........................      3,032         152
 NTT Data Corporation ............................         31         154

  COMPUTER & DATA PROCESSING SERVICES (1.14 %)

 Cap Gemini SA ...................................      2,284         367

  COMPUTER & OFFICE EQUIPMENT (0.03 %)

 Ricoh Company, Ltd. .............................      1,000           9

  CONSTRUCTION (1.97 %)

 Beazer Group PLC ................................     50,000         126
 Suez Lyonnaise des Eaux .........................      2,412         496
 Toda Corporation ................................      2,000          10


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                           1998 ANNUAL REPORT 73

SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF     MARKET
                                                     SHARES        VALUE
                                                    ---------     -------

COMMON STOCKS (CONTINUED)

  ELECTRIC SERVICES (1.79 %)

 Endesa SA .......................................      7,860      $ 208
 Kyushu Electric Power Co.,
    Incorporated .................................      1,000         19
 Tohoku Electric Power Co., Inc. .................      1,000         18
 Tokyo Electric Power ............................      1,000         25
 VEBA AG .........................................      5,135        307

  ELECTRIC, GAS & SANITARY SERVICES (0.07 %)

 Kansai Electric Power
    Company, Inc. ................................      1,000         22

  ELECTRICAL GOODS (0.38 %)

 Johnson Electric Holdings, Ltd. .................     35,400         91
 Johnson Matthey PLC .............................      4,740         32

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (2.84 %)

 Canon, Inc. .....................................     11,000        236
 General Electric Company PLC ....................     20,200        182
 Mabuchi Motor Co., Ltd. .........................        200         15
 Matsushita Electric Industrial
    Company, Ltd. ................................      1,000         18
 Mitsumi Electric Company, Ltd. ..................      1,000         21
 Nintendo Company Ltd. ...........................        200         19
 Pioneer Electronic Corporation ..................      1,000         17
 Royal Philips Electronics NV ....................      3,014        202
 Sony Corporation ................................      2,800        204

  ELECTRONIC COMPONENTS & ACCESSORIES (1.39 %)

 Electrocomponents PLC ...........................     14,059         94
 Fujitsu Ltd. ....................................      1,000         13
 Minebea Company Ltd. ............................      9,000        103
 Taiwan Semiconductor
    Manufacturing Company Ltd. -
    Sponsored ADR (a) ............................      9,587        136
 Toshiba Corporation .............................     17,000        101

  ENGINEERING & MANAGEMENT SERVICES (0.51 %)

 ABB AG ..........................................         92        108
 VA Technologie AG ...............................        658         57

  ENVIRONMENTAL SERVICES (0.37 %)

 Rentokil Initial PLC ............................     15,600        118

  FINANCE (0.08 %)

 Nichiei Co., Ltd. ...............................        330         26

  FOOD & KINDRED PRODUCTS (0.24 %)

 Gruma SA - Class B (a) ..........................      8,242         21
 Nippon Meat Packers, Inc. .......................      1,000         16
 San Miguel Corporation - Class B ................     20,200         39

                                                    NUMBER OF     MARKET
                                                     SHARES        VALUE
                                                    ---------     -------
COMMON STOCKS (CONTINUED)

  FOOD STORES (5.64 %)

 Carrefour SA ....................................         330      $ 249
 Etablissements Economicques du
    Casino Guichard-Perrachon SA .................       4,185        436
 Jeronimo Martins, SGPS, SA ......................       2,015        110
 Koninklijke Ahold NV ............................       5,266        195
 Laurus NV .......................................       7,303        185
 Nestle SA .......................................         101        220
 Safeway PLC .....................................      34,600        174
 Somerfield PLC ..................................      17,072        114
 Tesco PLC .......................................      38,025        108
 Woolworths Limited ..............................       6,250         21

  FURNITURE & HOME FURNISHINGS (D)

 Industrie Natuzzi SpA -
    Sponsored ADR ................................          38          1

  GAS PRODUCTION & DISTRIBUTION (0.35 %)

 BG PLC ..........................................      13,755         87
 Osaka Gas Co. ...................................       4,000         14
 Tokyo Gas Co. ...................................       5,000         13

  HOLDING & OTHER INVESTMENT OFFICES (2.18 %)

 Barlow Limited ..................................       6,167         24
 Desc SA de CV - Series B ........................      19,383         16
 Desc SA de CV - Sponsored ADR ...................       2,914         56
 Grupo Carso SA de CV -
    Sponsored ADR ................................      11,808         80
 Grupo Financiero Banamex Accival,
    SA de CV - Class B (a) .......................      44,423         58
 Hutchison Whampoa Limited .......................      17,000        120
 Investor AB - Class B ...........................         552         25
 Invik & Company AB - Class B ....................         446         36
 Kinnevik AB - Class B ...........................         882         21
 Montedison SpA ..................................     139,296        184
 Sembcorp Industries Limited (a) .................      12,000         14
 Sun Hung Kai Properties Ltd. ....................       9,000         66

  INDUSTRIAL MACHINERY & EQUIPMENT (1.27 %)

 Siebe PLC .......................................     103,238        407

  INSTRUMENTS & RELATED PRODUCTS (0.15 %)

 Fuji Photo Film .................................       1,000         37
 Olympus Optical Co., Ltd. .......................       1,000         12

  INSURANCE (4.17 %)

 Assicurazioni Generali ..........................       4,756        199
 CGU PLC .........................................       4,835         76
 Muenchener Rueckversicherungs-
    Gesellschaft AG ..............................         470        228


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

74 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


                                                    NUMBER OF     MARKET
                                                    SHARES        VALUE
                                                    ---------     -------

COMMON STOCKS (CONTINUED)

  INSURANCE (CONTINUED)

 Muenchener Rueckversicherungs-
    Gesellschaft AG - warrants  ..................         19     $   1
 QBE Insurance Group Limited .....................      4,250        18
 Royal & Sun Alliance Insurance
    Group PLC ....................................     25,665       209
 Tokio Marine & Fire Insurance
    Co. Ltd. .....................................      1,000        12
 Zurich Allied AG  ...............................        807       598

  INSURANCE AGENTS, BROKERS & SERVICE (3.88 %)

 Axa .............................................      6,893     1,000
 Pohjola Group Insurance
    Corporation - Class B ........................        812        44
 Sampo Insurance Company Ltd. -
    Class A ......................................      5,356       203

  LIFE INSURANCE (0.63 %)

 Prudential Corporation PLC  .....................     13,550       204

  LUMBER & CONSTRUCTION MATERIALS (0.07 %)

 Pioneer International Limited ...................     10,400        22

  MACHINERY, EQUIPMENT & SUPPLIES (3.90 %)

 Alstom (a) ......................................      7,511       176
 Komatsu Ltd. ....................................      2,000        11
 Mannesmann AG ...................................      7,202       826
 Schneider SA ....................................      3,967       241

  MANUFACTURING INDUSTRIES (0.43 %)

 FKI PLC  ........................................     49,254       110
 Wesfarmers Limited ..............................      3,500        29

  MEDICAL INSTRUMENTS & SUPPLIES (1.12 %)

 Fresenius Medical Care AG .......................      4,761       335
 Terumo Corporation ..............................      1,000        24

  METAL MINING (0.10 %)

 North Limited ...................................      7,850        13
 Rio Tinto Limited ...............................      1,700        20

  MORTGAGE BANKERS AND BROKERS (0.26 %)

 Newcourt Credit Group Inc.  .....................      2,429        85

  MOTOR VEHICLES, PARTS & SUPPLIES (0.78 %)

 Valeo SA ........................................      3,181       251
  OIL & GAS EXTRACTION (3.66 %)
 Coflexip SA - Sponsored ADR .....................      4,366       140
 ENI SpA  ........................................     32,600       214
 Repsol SA  ......................................      1,057        56
 Saipem SpA  .....................................     33,391       141
 Shell Transport & Trading
    Company PLC ..................................     20,794       128


                                                    NUMBER OF     MARKET
                                                     SHARES        VALUE
                                                    ---------    -------

COMMON STOCKS (CONTINUED)

  OIL & GAS EXTRACTION (CONTINUED)

 Total SA - Class B ..............................      4,900     $ 497

  PERSONAL CREDIT INSTITUTIONS (0.05 %)

 Promise Company, Ltd. ...........................        300        16

  PETROLEUM & PETROLEUM PRODUCTS (0.07 %)

 Australian Gas Light Company
    Limited ......................................      3,200        23

  PETROLEUM REFINING (1.15 %)

 British Petroleum Company PLC ...................      5,000        75
 Elf Aquitaine SA ................................      2,559       296

  PHARMACEUTICALS (5.72 %)

 Banyu Pharmaceutical Co. Ltd. ...................      1,000        19
 Fujisawa Pharmaceutical
    Co., Ltd. ....................................      2,000        28
 Glaxo Wellcome PLC ..............................      7,330       252
 Novartis AG - Registered Shares .................        278       547
 Pharmacia & Upjohn, Inc. ........................      3,829       217
 Rhone-Poulenc SA - Class A ......................      4,866       251
 Roche Holding AG ................................         17       208
 Sankyo Company, Ltd. ............................      1,000        22
 Takeda Chemical Industries ......................      1,000        39
 Teva Pharmaceutical Industries
    Ltd. - Sponsored ADR .........................      3,271       133
 Zeneca Group PLC ................................      2,815       123

  PRIMARY METAL INDUSTRIES (3.33 %)

 Hoganas AB - Class B ............................     13,565       222
 Iscor Limited ...................................     29,860         5
 Ispat International NV -
    NY Registered Shares .........................      2,458        19
 Mitsui Mining &
    Smelting Co., Ltd. ...........................      2,000        10
 Nippon Steel Corporation ........................      8,000        15
 Pohang Iron & Steel
    Company Ltd. .................................        116         7
 Pohang Iron & Steel Company
    Ltd. - Sponsored ADR .........................      1,678        28
 Preussag AG .....................................      1,687       763

  PRINTING & PUBLISHING (2.15 %)

 Singapore Press Holdings Ltd. ...................      2,000        22
 Toppan Printing Co., Ltd. .......................      1,000        12
 Verenigde Nederlandse
    Uitgeversbedrijven ...........................     12,649       477
 Wolters Kluwer NV ...............................        845       181

  RAILROADS (0.25 %)

 Central Japan Railway Company ...................          2        11
 East Japan Railway Co. ..........................          3        17
 Railtrack Group PLC .............................      1,946        51


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                           1998 ANNUAL REPORT 75

SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                    NUMBER OF      MARKET
                                                     SHARES         VALUE
                                                    ---------      -------

COMMON STOCKS (CONTINUED)

 REAL ESTATE (0.54 %)

 British Land Company PLC ........................     18,850       $  140
 City Developments Limited .......................      4,000           17
 Mitsui Fudosan Co., Ltd. ........................      2,000           15

  RESTAURANTS (0.10 %)

 Compass Group PLC ...............................      2,770           32

  RETAIL TRADE (0.91 %)

 Great Universal Stores PLC ......................     12,700          134
 Marks & Spencer PLC .............................     23,355          160

  RUBBER & MISC. PLASTIC PRODUCTS (0.18 %)

 Bridgestone Corp. ...............................      1,000           23
 Compagnie Generale des
    Etablissements Michelin -
    Class B ......................................        860           34

  TELECOMMUNICATIONS (7.96 %)

 British Telecommunications PLC ..................     13,827          208
 Cable & Wireless
    Communications PLC (a) .......................     19,278          176
 NetCom AB - Class B (a) .........................      1,931           79
 Nippon Telegraph &
    Telephone Corp. ..............................          3           23
 NTT Mobile Communication
    Network, Inc. ................................          1           41
 SmarTone Telecommunications
    Holdings Limited .............................     21,000           58
 Societe Europeenne de
    Communication SA - Sponsored
    ADR - Class A (a) ............................         15           (c)
 Societe Europeenne de
    Communication SA - Sponsored
    ADR - Class B (a) ............................        135            2
 Telecom Italia Mobile SpA .......................     32,332          239
 Telecom Italia Mobile SpA -
    Class NC .....................................     59,593          279
 Telecom Italia SpA ..............................     23,290          198
 Telecom Italia SpA - Class NC ...................     47,550          298
 Telecomunicacoes Brasileiras SA -
    Sponsored ADR (a) ............................      1,157           84

                                                    NUMBER OF      MARKET
                                                     SHARES         VALUE
                                                    ---------      -------
COMMON STOCKS (CONTINUED)

 TELECOMMUNICATIONS (CONTINUED)

 Telefonaktiebolaget LM
    Ericsson - Class B ...........................      7,280      $   174
 Telefonica SA ...................................      6,955          309
 Telefonica SA rights ............................      6,955            6
 Telekomunikacja Polska SA -
    GDR - 144A (a) (b) ...........................     16,567           84
 Telstra Corporation Limited .....................      9,000           42
 Vodafone Group PLC ..............................     15,880          258

  TEXTILE MILL PRODUCTS (0.03 %)

 Kuraray Company Limited .........................      1,000           11

  TOBACCO PRODUCTS (0.14 %)

 Japan Tobacco, Inc. .............................          2           20
 Rothmans Industries Limited .....................      4,000           24

  TRANSPORTATION & PUBLIC UTILITIES (1.62 %)

 BAA PLC .........................................     18,520          216
 Brambles Industries, Ltd. .......................     12,472          304

  TRANSPORTATION EQUIPMENT (0.72 %)

 Schindler Holding AG ............................        145          233

  WATER TRANSPORTATION (0.51 %)

 IHC Caland NV ...................................      3,927          163

  WHOLESALE TRADE DURABLE GOODS (0.04 %)

 Mitsubishi Corporation ..........................      2,000           12
                                                                   -------
 Total Common Stocks
 (cost: $ 27,262)............................................       30,330
                                                                   -------
 Total Investment Securities
 (cost: $ 27,295)............................................     $ 30,356
                                                                  ========
SUMMARY

 Investments, at market value ....................      94.42 %   $ 30,356
 Other assets in

  excess of liabilities ..........................       5.58 %      1,793
                                                        -----     --------
 Net assets ......................................     100.00 %   $ 32,149
                                                       ======     ========


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

76 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

INVESTMENTS BY COUNTRY:
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.

                                              MARKET
                                               VALUE       PERCENTAGE
                                            -----------    ----------

  Australia .............................   $    629         2.07 %
  Austria ...............................         57         0.19 %
  Brazil ................................          1           (d)
  Canada ................................         85         0.28 %
  Finland ...............................      1,359         4.48 %
  France ................................      4,652        15.32 %
  Germany ...............................      3,826        12.60 %
  Greece ................................         89         0.29 %
  Hong Kong .............................        349         1.15 %
  Italy .................................      2,301         7.58 %
  Japan .................................      1,771         5.83 %
  Republic of Korea .....................          7         0.02 %
  Mexico ................................         96         0.32 %
  Netherlands ...........................      2,256         7.43 %
  Philippines ...........................         39         0.13 %
  Portugal ..............................        276         0.91 %
  Singapore .............................        118         0.39 %
  South Africa ..........................         29         0.10 %
  Spain .................................      1,215         4.00 %
  Sweden ................................      1,224         4.03 %
  Switzerland ...........................      2,121         6.99 %
  United Kingdom ........................      6,170        20.33 %
  United States .........................      1,686         5.56 %
                                            --------       ------
   Investments, at market value .........   $ 30,356       100.00 %
                                            ========       ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)   No dividends were paid during the preceding twelve months.
(b) Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.
(c)   Market Value is less than $ 1.
(d)   Percentage is less than .01 %.
ADR   American Depositary Receipt
GDR   Global Depositary Receipt


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                           1998 ANNUAL REPORT 77

SCHEDULE OF INVESTMENTS
U.S. EQUITY PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                    NUMBER OF    MARKET
                                                     SHARES       VALUE
                                                    ---------    -------

CONVERTIBLE PREFERRED STOCKS (0.68 %)

  COMPUTER & DATA PROCESSING SERVICES (0.68 %)

 Microsoft Corporation ...........................      7,747     $ 757
                                                                  -----
 Total Convertible Preferred Stocks
 (cost: $ 730)...............................................       757
                                                                  -----
COMMON STOCKS (93.77 %)

  AEROSPACE (1.66 %)

 Gulfstream Aerospace
    Corporation (a) ..............................      2,550       136
 Lockheed Martin Corporation .....................      2,183       185
 Textron Inc. ....................................     12,790       971
 United Technologies Corporation .................      5,062       550

  AIR TRANSPORTATION (0.94 %)

 Continental Airlines, Inc. -
    Class B (a) ..................................     13,968       468
 Delta Air Lines, Inc. ...........................     11,109       578

  AMUSEMENT & RECREATION SERVICES (0.58 %)

 The Walt Disney Company .........................     21,435       643

  AUTOMOTIVE (1.95 %)

 AlliedSignal Inc. (b) ...........................     43,084     1,909
 Ford Motor Company ..............................      4,250       249

  BEVERAGES (1.82 %)

 Anheuser-Busch Companies, Inc. (b)...............     12,094       794
 Coca-Cola Company ...............................        580        39
 PepsiCo, Inc. (b) ...............................     28,864     1,182

  BUSINESS SERVICES (2.66 %)

 Catalina Marketing
    Corporation (a) ..............................      5,537       379
 Equifax Inc. ....................................     30,448     1,041
 Pittston Brink's Group ..........................      1,893        60
 Reuters Group PLC -
    Sponsored ADR ................................      5,352       339
 The Interpublic Group of
    Companies, Inc. ..............................     14,084     1,123

  CHEMICALS & ALLIED PRODUCTS (2.86 %)

 Air Products and Chemicals, Inc. ................      9,428       377
 Airgas, Inc. (a) ................................      5,951        53
 Avon Products, Inc. .............................     18,818       833
 Colgate-Palmolive Company .......................      1,236       115
 E. I. du Pont de Nemours
    and Company ..................................     10,433       554
 Great Lakes Chemical Corporation ................      5,158       206
 Morton International, Inc. ......................      6,434       158
 The Procter & Gamble Company ....................      9,583       875

                                                    NUMBER OF    MARKET
                                                     SHARES       VALUE
                                                    ---------    -------
COMMON STOCKS (CONTINUED)

  COMMERCIAL BANKS (3.35 %)

 BankAmerica Corporation .........................     10,201     $ 613
 BankBoston Corporation ..........................      7,998       311
 Crestar Financial Corporation ...................          7         1
 First Union Corporation .........................      5,796       352
 National City Corporation .......................      7,554       548
 State Street Corporation ........................      5,356       373
 The Bank of New York
    Company, Inc. ................................      5,738       231
 The Chase Manhattan Corporation .................      8,945       609
 U.S. Bancorp ....................................     10,896       387
 Wells Fargo & Company ...........................      7,187       287

  COMMUNICATION (1.57 %)

 Comcast Corporation - Class A ...................     17,118     1,005
 NTL Incorporated (a) ............................     12,948       731

  COMMUNICATIONS EQUIPMENT (0.55 %)

 Northern Telecom Limited ........................     12,172       610

  COMPUTER & DATA PROCESSING SERVICES (3.52 %)

 Automatic Data Processing, Inc. .................     11,148       894
 Computer Sciences Corporation (a)................      6,086       392
 First Data Corporation ..........................     41,789     1,324
 Microsoft Corporation (a) .......................      9,274     1,286

  COMPUTER & OFFICE EQUIPMENT (8.06 %)

 Cisco Systems, Inc. (a) .........................     20,016     1,858
 EMC Corporation (a) .............................     13,910     1,182
 Hewlett-Packard Company .........................      9,100       622
 International Business
    Machines Corporation .........................     12,403     2,291
 Pitney Bowes Inc. ...............................      8,655       572
 Sun Microsystems, Inc. (a) ......................     12,944     1,108
 Xerox Corporation ...............................     11,032     1,302

  CONSTRUCTION (0.36 %)

 Halliburton Company .............................     13,562       402

  DEPARTMENT STORES (1.98 %)

 Federated Department
    Stores, Inc. (a) .............................      8,308       362
 Sears, Roebuck and Co. ..........................      7,612       324
 Wal-Mart Stores, Inc. ...........................     18,509     1,507

  DRUG STORES & PROPRIETARY STORES (0.19 %)

 CVS Corporation .................................      2,318       127
 Omnicare, Inc. ..................................      2,255        78

  ELECTRIC SERVICES (2.02 %)

 American Electric Power
    Company, Inc. ................................      8,713       410
 Duke Energy Corporation .........................      7,844       503


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

78 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
U.S. EQUITY PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                    NUMBER OF    MARKET
                                                     SHARES       VALUE
                                                    ---------    -------

COMMON STOCKS (CONTINUED)

  ELECTRIC SERVICES (CONTINUED)

 Edison International ............................     10,877     $ 303
 Florida Progress Corporation ....................      6,086       273
 FPL Group, Inc. .................................      4,347       268
 Northern States Power Company ...................      6,530       181
 Texas Utilities Company .........................      6,530       305

  ELECTRIC, GAS & SANITARY SERVICES (0.78 %)

 CMS Energy Corporation ..........................     11,206       543
 New Century Energies, Inc. ......................      6,530       318

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (0.86 %)

 Harman International Industries,
    Incorporated .................................      2,960       113
 Hubbell Incorporated - Class B ..................     22,158       842

  ELECTRONIC COMPONENTS & ACCESSORIES (1.90 %)

 Analog Devices, Inc. (a) ........................     16,094       505
 Intel Corporation ...............................     10,471     1,241
 Molex Incorporated - Class A ....................     11,179       356

  ENVIRONMENTAL SERVICES (0.88 %)

 Waste Management, Inc. ..........................     21,024       980

  FABRICATED METAL PRODUCTS (0.38 %)

 Masco Corporation ...............................      8,713       250
 The Gillette Company ............................      2,183       105
 The Stanley Works ...............................      2,454        68

  FINANCE (1.93 %)

 Fannie Mae ......................................     28,864     2,136

  FOOD & KINDRED PRODUCTS (2.42 %)

 Bestfoods .......................................      5,216       278
 ConAgra, Inc. ...................................      6,530       206
 General Mills, Inc. .............................      3,922       305
 Philip Morris Companies Inc. ....................     23,416     1,253
 Ralston Purina Company ..........................     19,629       635

  FOOD STORES (0.17 %)

 Nestle SA .......................................         85       185

  HEALTH SERVICES (0.46 %)

 Lincare Holdings Inc. (a) .......................      5,978       242
 Tenet Healthcare Corporation (a) ................     10,008       263

  HOLDING & OTHER INVESTMENT OFFICES (0.18 %)

 Tele-Communications TCI Ventures
    Group - Class A (a) ..........................      8,232       194

  INDUSTRIAL MACHINERY & EQUIPMENT (1.81 %)

 Applied Materials, Inc. (a) .....................      6,859       293
 Baker Hughes Incorporated .......................      7,651       135
 Deere & Company .................................      6,859       227
 Dover Corporation ...............................     37,017     1,356


                                                    NUMBER OF    MARKET
                                                     SHARES       VALUE
                                                    ---------    -------

COMMON STOCKS (CONTINUED)

  INSTRUMENTS & RELATED PRODUCTS (0.72 %)

 Emerson Electric Co. ............................     12,809     $ 801

  INSURANCE (5.48 %)

 American International
    Group, Inc. ..................................      9,138       883
 Berkshire Hathaway Inc. -
    Class B (a) ..................................        532     1,251
 Citigroup Inc. ..................................     61,805     3,060
 Loews Corporation ...............................      6,472       636
 The St. Paul Companies, Inc. ....................      5,004       174
 Unum Corporation ................................      1,256        73

  INSURANCE AGENTS, BROKERS & SERVICE (0.76 %)

 Axa .............................................        704       102
 Marsh & McLennan
    Companies, Inc. ..............................      5,178       303
 The Hartford Financial Services
    Group, Inc. ..................................      7,921       435

  LIFE INSURANCE (1.23 %)

 Lincoln National Corporation ....................      5,216       427
 Provident Companies, Inc. .......................      9,795       406
 ReliaStar Financial Corp. .......................     11,553       533

  LUMBER & OTHER BUILDING MATERIALS (1.94 %)

 Lowe's Companies, Inc. ..........................     20,962     1,073
 The Home Depot, Inc. ............................     17,562     1,075

  LUMBER & WOOD PRODUCTS (0.16 %)

 Rayonier Inc. ...................................      3,922       180

  MACHINERY, EQUIPMENT & SUPPLIES (0.06 %)

 Mannesmann AG ...................................        528        61

  MEDICAL INSTRUMENTS & SUPPLIES (0.36 %)

 DENTSPLY International Inc. .....................      5,226       135
 Sybron International
    Corporation (a) ..............................      9,770       266

  METAL MINING (0.41 %)

 Barrick Gold Corporation ........................     10,220       199
 Newmont Mining Corporation ......................     14,335       259

  MINING (0.63 %)

 Martin Marietta Materials, Inc. .................     11,186       696

  MORTGAGE BANKERS AND BROKERS (0.08 %)

 Countrywide Credit
    Industries, Inc. .............................      1,758        88

  MOTION PICTURES (0.51 %)

 Liberty Media Group -
    Class A (a) ..................................      7,363       339
 Time Warner Inc. ................................      3,632       225


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                           1998 ANNUAL REPORT 79

SCHEDULE OF INVESTMENTS
U.S. EQUITY PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                    NUMBER OF      MARKET
                                                     SHARES         VALUE
                                                    ---------      -------

COMMON STOCKS (CONTINUED)

  OIL & GAS EXTRACTION (2.15 %)

 Anadarko Petroleum Corporation ..................      4,888     $   151
 Burlington Resources Inc. .......................     13,118         470
 Nabors Industries, Inc. (a) .....................      4,502          61
 RWE AG ..........................................        528          29
 Schlumberger Limited ............................     15,920         734
 Total SA - Sponsored ADR ........................      3,265         162
 Unocal Corporation ..............................     17,929         523
 USX-Marathon Group ..............................      8,192         247

  PAPER & ALLIED PRODUCTS (0.29 %)

 Kimberly-Clark Corporation ......................      5,951         324

  PERSONAL CREDIT INSTITUTIONS (1.54 %)

 American Express Company (b) ....................     11,322       1,158
 Associates First Capital
    Corporation - Class A ........................     13,060         553

  PETROLEUM REFINING (3.83 %)

 British Petroleum Company
    PLC - Sponsored ADR ..........................      5,757         547
 Chevron Corporation .............................      3,053         253
 Exxon Corporation ...............................     17,601       1,287
 Mobil Corporation ...............................     11,882       1,035
 Royal Dutch Petroleum Company -
    NY Registered Shares .........................     17,678         846
 Texaco Inc. .....................................      5,216         276

  PHARMACEUTICALS (13.78 %)

 Abbott Laboratories .............................     27,801       1,362
 Allergan, Inc. ..................................     12,210         791
 American Home Products
    Corporation ..................................     12,056         679
 Amgen Inc. (a) ..................................      3,265         341
 Bristol-Myers Squibb Company ....................     20,151       2,696
 Cardinal Health, Inc. ...........................     22,875       1,736
 Eli Lilly and Company ...........................      1,159         103
 Johnson & Johnson ...............................     17,020       1,428
 Merck & Co., Inc. ...............................     18,837       2,783
 Pfizer Inc. .....................................      9,351       1,173
 Pharmacia & Upjohn, Inc. ........................      9,795         555
 Schering-Plough Corporation .....................     12,616         697
 Shire Pharmaceuticals Group
    PLC - ADR (a) ................................      2,085          42
 Watson Pharmaceuticals, Inc. (a) ................     14,084         886

  PRINTING & PUBLISHING (1.21 %)

 Gannett Co., Inc. ...............................     14,857         983
 Knight-Ridder, Inc. .............................      6,975         357

  RAILROADS (0.85 %)

 Burlington Northern
    Santa Fe Corporation .........................     21,754         734


                                                    NUMBER OF      MARKET
                                                     SHARES         VALUE
                                                    ---------      -------
COMMON STOCKS (CONTINUED)

 RAILROADS (CONTINUED)

 Canadian Pacific Limited ........................     10,819      $      204

  RESTAURANTS (0.60 %)

 McDonald's Corporation ..........................      8,636             662

  RETAIL TRADE (0.11 %)

 Henry Schein, Inc. (a) ..........................      2,616             117

  SECURITY & COMMODITY BROKERS (0.92 %)

 Morgan Stanley Dean
    Witter and Co. ...............................     14,393           1,022

  TELECOMMUNICATIONS (7.36 %)

 AirTouch
    Communications, Inc. (a) (b) .................     19,803           1,428
 AT&T Corp. (b) ..................................      6,975             525
 Bell Atlantic Corporation (b) ...................     13,930             791
 BellSouth Corporation ...........................      4,134             206
 Frontier Corporation ............................      5,448             185
 GTE Corporation .................................     14,876           1,003
 MCI WORLDCOM, Inc. (a) ..........................     10,356             743
 Qwest Communications
    International Inc. (a) .......................      3,091             155
 SBC Communications Inc. .........................     29,985           1,608
 Sprint Corporation ..............................      2,821             237
 Tele-Communications, Inc. -
    Class A (a) ..................................     14,567             806
 U S WEST, Inc. ..................................      7,187             464

  TEXTILE MILL PRODUCTS (0.91 %)

 Sara Lee Corporation ............................     35,781           1,009

  VARIETY STORES (1.75 %)

 Costco Companies, Inc. (a) ......................      6,144             444
 Dayton Hudson Corporation .......................     27,589           1,497

  WATER TRANSPORTATION (0.29 %)

 Carnival Corporation ............................      6,781             325
                                                                     --------
 Total Common Stocks
 (cost: $ 91,815)............................................         103,891
                                                                     --------
 Total Investment Securities
 (cost: $ 92,545)............................................       $ 104,648
                                                                    =========
SUMMARY

 Investments, at market value ....................      94.45 %     $ 104,648
 Other assets in
    excess of liabilities ........................       5.55 %         6,155
                                                       ------       ---------
 Net assets ......................................     100.00 %     $ 110,803
                                                       ======       =========


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

80 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
U.S. EQUITY PORTFOLIO (CONTINUED)
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS


INVESTMENTS BY COUNTRY:
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.

                                              MARKET
                                               VALUE       PERCENTAGE
                                            ------------  ------------

  France ................................   $     102         0.10 %
  Germany ...............................          89         0.09 %
  Switzerland ...........................         185         0.17 %
  United States .........................     104,272        99.64 %
                                            ---------        -----
   Investments, at market value .........   $ 104,648       100.00 %
                                            =========       ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)       No dividends were paid during the preceding twelve months.
(b) As of December 31, 1998, a portion or all of the security has been segregated with the custodian to cover margin requirements for open futures contracts. The market value of all securities segregated at December 31, 1998 is $ 1,594. See footnote 5 to the financial statements.
ADR       American Depositary Receipt


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                           1998 ANNUAL REPORT 81

SCHEDULE OF INVESTMENTS
THIRD AVENUE VALUE PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                    NUMBER OF    MARKET
                                                     SHARES      VALUE
                                                    ---------    -------

COMMON STOCKS (85.48 %)

  COMMUNICATIONS EQUIPMENT (1.04 %)

 Glenayre Technologies, Inc. (a) .................      42,500     $  189

  COMPUTER & DATA PROCESSING SERVICES (4.04 %)

 NCR Corporation (a) .............................      17,600        735

  COMPUTER & OFFICE EQUIPMENT (8.77 %)

 3Com Corporation (a) ............................      29,800      1,334
 Electronics for Imaging, Inc. (a) ...............       6,500        261

  ELECTRONIC & OTHER ELECTRIC EQUIPMENT (1.25 %)

 Electro Scientific Industries,
    Inc. (a) .....................................       5,000        227

  ELECTRONIC COMPONENTS & ACCESSORIES (4.61 %)

 AVX Corporation .................................      30,000        508
 Planar Systems, Inc. (a) ........................      48,800        332

  HOLDING & OTHER INVESTMENT OFFICES (2.70 %)

 Imperial Credit Commercial
    Mortgage Investment Corp. ....................      25,000        234
 Koger Equity, Inc. ..............................      15,000        258

  INDUSTRIAL MACHINERY & EQUIPMENT (24.39 %)

 Electroglas, Inc. (a) ...........................      64,500        758
 FSI International, Inc. (a) .....................      79,900        829
 Silicon Valley Group, Inc. (a) ..................      51,100        652
 SpeedFam International, Inc. (a) ................      45,300        776
 Tecumseh Products Company -
    Class A ......................................       7,200        336
 Tecumseh Products Company -
    Class B ......................................       6,900        312
 Toyoda Automatic Loom
    Works, Ltd. ..................................      44,000        780

  INSURANCE (22.44 %)

 Chiyoda Fire & Marine Insurance
    Company, Limited .............................     165,000        555
 Enhance Financial Services
    Group Inc. ...................................      17,000        510
 Financial Security Assurance
    Holdings Ltd. ................................      15,000        814
 Leucadia National Corporation (a)................      17,900        564
 MBIA Inc. .......................................       3,000        197
 Mitsui Marine and Fire Insurance
    Company, Ltd. ................................     152,000        802
 Risk Capital Holdings, Inc. (a) .................      29,600        644

  MANAGEMENT SERVICES (1.14 %)

 American Physicians Service
    Group, Inc. (a) ..............................      46,000        207

                                                    NUMBER OF     MARKET
                                                     SHARES        VALUE
                                                    ---------     -------

COMMON STOCKS (CONTINUED)

  MEDICAL INSTRUMENTS & SUPPLIES (4.30 %)

 Hologic, Inc. (a) ...............................     33,000     $  400
 Protocol Systems, Inc. (a) ......................     53,700        383

  OIL & GAS EXTRACTION (3.28 %)

 Nabors Industries, Inc. (a) .....................     44,000        597

  REAL ESTATE (0.31 %)

 Avatar Holdings Inc. (a) ........................      3,500         56

  TELECOMMUNICATIONS (3.19 %)

 Boston Communications
    Group, Inc. (a) ..............................     44,600        580

  WATER TRANSPORTATION (4.02 %)

 Alexander & Baldwin, Inc. .......................     31,500        732
                                                                  ------
 Total Common Stocks
  (cost: $ 16,999)...........................................     15,562
                                                                  ------


                                                    NUMBER OF     MARKET
                                                    CONTRACTS      VALUE
                                                    ----------    -------

PURCHASED OPTIONS (0.15 %)

 Japanese Yen Put
  expires 10/7/1999 ..............................          1         $     27
                                                                      --------
 Total Purchased Options
 (cost: $ 46).................................................              27
                                                                      --------
 Total Investment Securities
 (cost: $ 17,045).............................................        $ 15,589
                                                                      ========
SUMMARY

 Investments, at market value ....................      85.63 %       $ 15,589
 Other assets in
    excess of liabilities ........................      14.37 %          2,617
                                                        -----         --------
 Net assets ......................................     100.00 %       $ 18,206
                                                       ======         ========


INVESTMENTS BY COUNTRY:
SIZE OF INVESTMENT IS INDICATED AS A PERCENTAGE OF PORTFOLIO INVESTMENTS, AT MARKET VALUE.

                                             MARKET
                                              VALUE     PERCENTAGE
                                           ----------   ----------

  Japan .................................   $ 2,137       13.71 %
  United States .........................    13,452       86.29 %
                                            -------       -----
   Investments, at market value .........   $15,589      100.00 %
                                            =======      ======

NOTES TO SCHEDULE OF INVESTMENTS:

(a)     No dividends were paid during the preceding twelve months.


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

82 WRL SERIES FUND, INC.

SCHEDULE OF INVESTMENTS
REAL ESTATE SECURITIES PORTFOLIO
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT SHARE AMOUNTS) IN THOUSANDS

                                                    NUMBER OF    MARKET
                                                     SHARES      VALUE
                                                    ---------    -------

COMMON STOCKS (95.73 %)

  HOLDING & OTHER INVESTMENT OFFICES (84.01 %)

   APARTMENTS (17.98 %)

 Apartment Investment and
    Management Company - Class A..................     3,100     $   115
 Archstone Communities Trust .....................     3,400          69
 AvalonBay Communities, Inc. .....................       600          21
 Camden Property Trust ...........................       300           8
 Equity Residential Properties Trust..............     4,043         164
 Post Properties, Inc. ...........................     1,000          38
 Summit Properties Inc. ..........................     1,100          19

   DIVERSIFIED (11.35 %)

 Liberty Property Trust ..........................     2,900          71
 National Golf Properties, Inc. ..................     4,000         116
 Spieker Properties, Inc. ........................     2,500          87

   HOTELS (5.63 %)

 FelCor Lodging Trust
    Incorporated .................................     2,000          46
 MeriStar Hospitality Corporation ................       600          11
 Starwood Hotels & Resorts .......................     3,500          79

   MANUFACTURED HOMES (1.37%)

 Manufactured Home
    Communities, Inc. ............................     1,300          33

   OFFICE PROPERTY (16.98 %)

 CarrAmerica Realty Corporation ..................     1,000          24
 Cousins Properties Incorporated .................     3,100         100
 Crescent Real Estate Equities
    Company ......................................     2,200          51
 Equity Office Properties Trust ..................     9,100         219
 TriNet Corporate Realty
    Trust, Inc. ..................................       600          16

   REGIONAL MALL (11.43 %)

 CBL & Associates
    Properties, Inc. .............................     1,000          26
 Simon Property Group, Inc. ......................     5,700         162
 The Macerich Company ............................     2,200          56
 The Mills Corporation ...........................     1,600          32

   SHOPPING CENTER (11.81 %)

 Burnham Pacific
    Properties, Inc. .............................     5,900          71
 Developers Diversified Realty
    Corporation ..................................     1,900          34


                                                    NUMBER OF    MARKET
                                                     SHARES       VALUE
                                                    ---------    -------

COMMON STOCKS (CONTINUED)

 SHOPPING CENTER (CONTINUED)

 Federal Realty Investment Trust .................     1,900      $    45
 IRT Property Company ............................     4,000           40
 JP Realty, Inc. .................................       500           10
 Regency Realty Corporation ......................       500           11
 Vornado Realty Trust ............................     2,200           74

   STORAGE (4.02 %)

 Public Storage, Inc. ............................     3,600           97

   WAREHOUSE (3.44 %)

 CenterPoint Properties
    Corporation ..................................       300           10
 Weeks Corporation ...............................     2,600           73

  REAL ESTATE (11.72 %)

   APARTMENTS (0.79 %)

 Charles E. Smith Residential
    Realty, Inc. .................................       600           19

   DIVERSIFIED (1.70 %)

 Glenborough Realty Trust
    Incorporated .................................     2,000           41

   HOTELS (0.83 %)

 Patriot American Hospitality, Inc. ..............     3,400           20

   OFFICE PROPERTY (8.40 %)

 Arden Realty, Inc. ..............................     6,000          139
 Cornerstone Properties Inc. .....................     4,100           64
                                                                  -------
 Total Common Stocks
  (cost: $ 2,388)...........................................        2,311
                                                                  -------
 Total Investment Securities
  (cost: $ 2,388)...........................................      $ 2,311
                                                                  =======


SUMMARY

 Investments, at market value ....................     95.73 %    $ 2,311
 Other assets in
    excess of liabilities ........................      4.27 %        103
                                                      ------      -------
 Net assets ......................................    100.00 %    $ 2,414
                                                      ======      =======


See notes to schedule of investments.
The notes to the financial statements are an integral part of this report.

                                                           1998 ANNUAL REPORT 83

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS

                                                              MONEY MARKET       BOND
                                                                PORTFOLIO     PORTFOLIO

ASSETS:
Investments in securities, at cost .........................    $ 168,507     $ 160,238
                                                                =========     =========
Foreign cash, at cost ......................................    $       0     $       0
                                                                =========     =========
Investments in securities, at market value .................    $ 168,507     $ 165,578
Cash .......................................................           48         2,968
Foreign cash ...............................................            0             0
Cash collateral for securities on loan .....................            0        22,960
Receivables:
 Securities sold ...........................................            0             0
 Interest ..................................................        1,269         2,270
 Dividends .................................................            0             0
 Dividend reclaims receivable ..............................            0             0
 Foreign currency contracts ................................            0             0
 Other .....................................................            0            75
                                                                ---------     ---------
  Total assets .............................................      169,824       193,851
                                                                ---------     ---------
LIABILITIES:
Securities purchased .......................................            0             0
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................           59            64
 Due to custodian ..........................................            0             0
 Dividends to shareholders .................................           25             0
 Deposits for securities on loan ...........................            0        22,960
 Foreign currency contracts ................................            0             0
 Other fees ................................................            9            83
                                                                ---------     ---------
  Total liabilities ........................................           93        23,107
                                                                ---------     ---------
   Net assets ..............................................    $ 169,731     $ 170,744
                                                                =========     =========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................      450,000        25,000
                                                                =========     =========
Capital stock ($ .01 par value).............................    $   1,697     $     147
Additional paid-in-capital .................................      168,034       169,408
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................            0           175
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................            0        (4,326)
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................            0         5,340
 Foreign currency transactions .............................            0             0
 Futures contracts .........................................            0             0
                                                                ---------     ---------
Net assets applicable to outstanding shares of capital .....    $ 169,731     $ 170,744
                                                                =========     =========
Shares outstanding .........................................      169,731        14,727
                                                                =========     =========
Net asset value and offering price per share ...............    $    1.00     $   11.59
                                                                =========     =========

                                                                                               STRATEGIC
                                                                                                 TOTAL
                                                                  GROWTH          GLOBAL        RETURN
                                                                PORTFOLIO       PORTFOLIO      PORTFOLIO

ASSETS:
Investments in securities, at cost .........................   $ 1,490,981     $   760,078    $ 494,435
                                                               ===========     ===========    =========
Foreign cash, at cost ......................................   $         0     $         0    $       0
                                                               ===========     ===========    =========
Investments in securities, at market value .................   $ 3,021,883     $ 1,072,738    $ 605,388
Cash .......................................................           109              84            0
Foreign cash ...............................................             0               0            0
Cash collateral for securities on loan .....................       164,506          74,406       30,328
Receivables:
 Securities sold ...........................................        68,931             965            0
 Interest ..................................................            24              10        3,240
 Dividends .................................................           699             405          464
 Dividend reclaims receivable ..............................            15             638            2
 Foreign currency contracts ................................            14           1,338            0
 Other .....................................................           685             350          151
                                                               -----------     -----------    ---------
  Total assets .............................................     3,256,866       1,150,934      639,573
                                                               -----------     -----------    ---------
LIABILITIES:
Securities purchased .......................................         3,592           2,233       16,319
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................         1,856             689          389
 Due to custodian ..........................................             0              59           53
 Dividends to shareholders .................................             0               0            0
 Deposits for securities on loan ...........................       164,506          74,406       30,328
 Foreign currency contracts ................................           152           3,355            0
 Other fees ................................................           703             427          172
                                                               -----------     -----------    ---------
  Total liabilities ........................................       170,809          81,169       47,261
                                                               -----------     -----------    ---------
   Net assets ..............................................   $ 3,086,057     $ 1,069,765    $ 592,312
                                                               ===========     ===========    =========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................       125,000         100,000      100,000
                                                               ===========     ===========    =========
Capital stock ($ .01 par value).............................   $       515     $       451    $     361
Additional paid-in-capital .................................     1,440,783         745,252      464,663
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................         1,083          (1,472)       1,633
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................       112,912          14,867       14,702
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................     1,530,902         312,660      110,953
 Foreign currency transactions .............................          (138)         (1,993)           0
 Futures contracts .........................................             0               0            0
                                                               -----------     -----------    ---------
Net assets applicable to outstanding shares of capital .....   $ 3,086,057     $ 1,069,765    $ 592,312
                                                               ===========     ===========    =========
Shares outstanding .........................................        51,486          45,121       36,106
                                                               ===========     ===========    =========
Net asset value and offering price per share ...............   $     59.94     $     23.71    $   16.40
                                                               ===========     ===========    =========

The notes to the financial statements are an integral part of this report.

84  WRL SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS

                                                               EMERGING   AGGRESSIVE                GROWTH &   TACTICAL ASSET
                                                                GROWTH      GROWTH      BALANCED     INCOME      ALLOCATION
                                                              PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
ASSETS:
Investments in securities, at cost .........................  $ 527,329   $ 389,436    $ 81,102    $ 85,200      $ 339,745
                                                              =========   =========    ========    ========      =========
Foreign cash, at cost ......................................  $       0   $       0    $      0    $      0      $       0
                                                              =========   =========    ========    ========      =========
Investments in securities, at market value .................  $ 858,383   $ 574,429    $ 94,570    $ 87,606      $ 362,708
Cash .......................................................        181          27       1,413          48            832
Foreign cash ...............................................          0           0           0           0              0
Cash collateral for securities on loan .....................    114,305      52,755      19,808      11,150         48,474
Receivables:
 Securities sold ...........................................      1,745           0       1,573         753              0
 Interest ..................................................         16          10         467          87          1,924
 Dividends .................................................        109          69         119         416            532
 Dividend reclaims receivable ..............................          2           2           1           0              0
 Foreign currency contracts ................................          0           0           0           0              0
 Other .....................................................        456         512          96          72            178
                                                              ---------   ---------    --------    --------      ---------
  Total assets .............................................    975,197     627,804     118,047     100,132        414,648
                                                              ---------   ---------    --------    --------      ---------
LIABILITIES:
Securities purchased .......................................      6,448           0       3,078       1,233              0
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................        522         360          63          54            243
 Due to custodian ..........................................          0           0           0           0              0
 Dividends to shareholders .................................          0           0           0           0              0
 Deposits for securities on loan ...........................    114,305      52,755      19,808      11,150         48,474
 Foreign currency contracts ................................          0           0           0           0              0
 Other fees ................................................        482         525          98          79            193
                                                              ---------   ---------    --------    --------      ---------
  Total liabilities ........................................    121,757      53,640      23,047      12,516         48,910
                                                              ---------   ---------    --------    --------      ---------
   Net assets ..............................................  $ 853,440   $ 574,164    $ 95,000    $ 87,616      $ 365,738
                                                              =========   =========    ========    ========      =========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................    100,000      75,000      75,000      75,000         75,000
                                                              =========   =========    ========    ========      =========
Capital stock ($ .01 par value).............................  $     317   $     256    $     76    $     71      $     274
Additional paid-in-capital .................................    501,020     367,750      83,914      82,977        339,359
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................          0       9,035         316       1,628          1,336
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................     21,049      12,130      (2,774)        534          1,806
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................    331,054     184,993      13,468       2,406         22,963
 Foreign currency transactions .............................          0           0           0           0              0
 Futures contracts .........................................          0           0           0           0              0
                                                              ---------   ---------    --------    --------      ---------
Net assets applicable to outstanding shares of capital .....  $ 853,440   $ 574,164    $ 95,000    $ 87,616      $ 365,738
                                                              =========   =========    ========    ========      =========
Shares outstanding .........................................     31,698      25,588       7,574       7,135         27,393
                                                              =========   =========    ========    ========      =========
Net asset value and offering price per share ...............  $   26.92   $   22.44    $  12.54    $  12.28      $   13.35
                                                              =========   =========    ========    ========      =========

The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  85

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS

                                                               C.A.S.E.     GLOBAL       VALUE      INTERNATIONAL
                                                                GROWTH      SECTOR       EQUITY        EQUITY      U.S. EQUITY
                                                              PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO     PORTFOLIO
ASSETS:
Investments in securities, at cost .........................  $ 77,157    $ 10,742     $ 156,170      $ 27,295     $  92,545
                                                              ========    ========     =========      ========     =========
Foreign cash, at cost ......................................  $      0    $      0     $       0      $      3     $       0
                                                              ========    ========     =========      ========     =========
Investments in securities, at market value .................  $ 70,240    $ 11,451     $ 157,014      $ 30,356     $ 104,648
Cash .......................................................         0         118            50         1,741         6,119
Foreign cash ...............................................         0           0             0             7             0
Cash collateral for securities on loan .....................     6,227           0         4,943             0             0
Receivables:
 Securities sold ...........................................         0           0             0             6            81
 Interest ..................................................        18          41             1             4            47
 Dividends .................................................        44           6           208            17            87
 Dividend reclaims receivable ..............................         0           1             0            32             1
 Foreign currency contracts ................................         0           0             0             1             0
 Other .....................................................        35           0            88            25            12
                                                              --------    --------     ---------      --------     ---------
  Total assets .............................................    76,564      11,617       162,304        32,189       110,995
                                                              --------    --------     ---------      --------     ---------
LIABILITIES:
Securities purchased .......................................       621           0             0             0            93
Accounts payable and accrued liabilities:
 Investment advisory fees ..................................        46           8           109            27            71
 Due to custodian ..........................................       235           0             0             0             0
 Dividends to shareholders .................................         0           0             0             0             0
 Deposits for securities on loan ...........................     6,227           0         4,943             0             0
 Foreign currency contracts ................................         0           0             0             0             0
 Other fees ................................................        34           5            95            13            28
                                                              --------    --------     ---------      --------     ---------
  Total liabilities ........................................     7,163          13         5,147            40           192
                                                              --------    --------     ---------      --------     ---------
   Net assets ..............................................  $ 69,401    $ 11,604     $ 157,157      $ 32,149     $ 110,803
                                                              ========    ========     =========      ========     =========
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................    75,000      75,000        75,000        75,000        75,000
                                                              ========    ========     =========      ========     =========
Capital stock ($ .01 par value).............................  $     53    $     11     $     130      $     27     $      77
Additional paid-in-capital .................................    73,173      10,926       160,905        29,941        96,997
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................     3,954          92           607            42         1,275
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................      (862)       (134)       (5,329)         (943)          199
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................    (6,917)        709           844         3,061        12,103
 Foreign currency transactions .............................         0           0             0             4             0
 Futures contracts .........................................         0           0             0            17           152
                                                              --------    --------     ---------      --------     ---------
Net assets applicable to outstanding shares of capital .....  $ 69,401    $ 11,604     $ 157,157      $ 32,149     $ 110,803
                                                              ========    ========     =========      ========     =========
Shares outstanding .........................................     5,342       1,049        12,972         2,664         7,684
                                                              ========    ========     =========      ========     =========
Net asset value and offering price per share ...............  $  12.99    $  11.06     $   12.12      $  12.07     $   14.42
                                                              ========    ========     =========      ========     =========

The notes to the financial statements are an integral part of this report.

86  WRL SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
AT DECEMBER 31, 1998
ALL AMOUNTS (EXCEPT PER SHARE AMOUNTS) IN THOUSANDS

                                                              THIRD AVENUE   REAL ESTATE
                                                                  VALUE      SECURITIES
                                                                PORTFOLIO     PORTFOLIO
ASSETS:
Investments in securities, at cost .........................    $ 17,045      $ 2,388
                                                                ========      =======
Foreign cash, at cost ......................................    $      0      $     0
                                                                ========      =======
Investments in securities, at market value .................    $ 15,589      $ 2,311
Cash .......................................................       2,237           83
Foreign cash ...............................................           0            0
Cash collateral for securities on loan .....................           0            0
Receivables:
 Securities sold ...........................................         406            0
 Interest ..................................................           9            1
 Dividends .................................................          13           22
 Dividend reclaims receivable ..............................           0            0
 Foreign currency contracts ................................           0            0
 Other .....................................................           0            0
                                                                --------      -------
  Total assets .............................................      18,254        2,417
                                                                --------      -------
LIABILITIES:
Securities purchased .......................................          33            0
Accounts payable and accrued liabilities: ..................
 Investment advisory fees ..................................          12            2
 Due to custodian ..........................................           0            0
 Dividends to shareholders .................................           0            0
 Deposits for securities on loan ...........................           0            0
 Foreign currency contracts ................................           0            0
 Other fees ................................................           3            1
                                                                --------      -------
  Total liabilities ........................................          48            3
                                                                --------      -------
   Net assets ..............................................    $ 18,206      $ 2,414
                                                                ========      =======
NET ASSETS CONSISTS OF:
Capital stock shares authorized ............................      75,000       75,000
                                                                ========      =======
Capital stock ($ .01 par value).............................    $     20      $     3
Additional paid-in-capital .................................      19,314        2,688
Accumulated undistributed (distributions in
 excess of) net investment income (loss) ...................         328           72
Accumulated undistributed net realized gain (loss) on
 investment securities, futures contracts and
 foreign currency transactions .............................           0         (272)
Net unrealized appreciation (depreciation) on:
 Investment securities .....................................      (1,456)         (77)
 Foreign currency transactions .............................           0            0
 Futures contracts .........................................           0            0
                                                                --------      -------
Net assets applicable to outstanding shares of capital .....    $ 18,206      $ 2,414
                                                                ========      =======
Shares outstanding .........................................       1,960          284
                                                                ========      =======
Net asset value and offering price per share ...............    $   9.29      $  8.51
                                                                ========      =======

The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  87

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS


                                                                                                                     STRATEGIC
                                                                                                                       TOTAL
                                                           MONEY MARKET      BOND         GROWTH         GLOBAL       RETURN
                                                             PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
INVESTMENT INCOME:
 Interest ...............................................     $ 9,034     $  8,967     $    11,344     $   2,454     $ 11,716
 Dividends ..............................................           0            0          14,091         9,860        6,746
 Foreign tax withheld ...................................           0            0            (355)       (1,213)         (13)
                                                              -------     --------     -----------     ---------     --------
   Total investment income ..............................       9,034        8,967          25,080        11,101       18,449
                                                              -------     --------     -----------     ---------     --------
EXPENSES:
 Investment advisory fees ...............................         645          664          18,112         7,538        4,485
 Printing and shareholder reports .......................          15           40             338           232          111
 Custody fees ...........................................          41           33             341           878           88
 Administrative service fees ............................           6           17             144            99           47
 Legal fees .............................................           2            5              46            32           15
 Auditing and accounting fees ...........................           7            8              24            18           11
 Directors fees .........................................           2            1               7             5            2
 Registration fees ......................................           0            0               2             1            0
 Other fees .............................................           9           24             207           143           68
                                                              -------     --------     -----------     ---------     --------
   Total expenses .......................................         727          792          19,221         8,946        4,827
 Less:
  Advisory fee waiver and expense reimbursement .........           0            0               0             0            0
  Fees paid indirectly ..................................           0            0               0             0            0
                                                              -------     --------     -----------     ---------     --------
   Net expenses .........................................         727          792          19,221         8,946        4,827
                                                              -------     --------     -----------     ---------     --------
 Net investment income (loss) ...........................       8,307        8,175           5,859         2,155       13,622
                                                              -------     --------     -----------     ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities .................................           0        1,952         113,017        58,178       25,081
  Futures contracts .....................................           0            0               0             0            0
  Foreign currency transactions .........................           0            0          (3,397)      (17,191)           0
                                                              -------     --------     -----------     ---------     --------
   Total net realized gain (loss) .......................           0        1,952         109,620        40,987       25,081
                                                              -------     --------     -----------     ---------     --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities .................................           0        2,580       1,066,507       193,907       12,649
  Futures contracts .....................................           0            0               0             0            0
  Foreign currency transactions .........................           0            0           1,401          (387)           0
                                                              -------     --------     -----------     ---------     --------
   Total change in unrealized appreciation
     (depreciation) .....................................           0        2,580       1,067,908       193,520       12,649
                                                              -------     --------     -----------     ---------     --------
 Net gain (loss) on investment securities, futures
   contracts and foreign currency transactions ..........           0        4,532       1,177,528       234,507       37,730
                                                              -------     --------     -----------     ---------     --------
   Net increase (decrease) in net assets resulting
     from operations ....................................     $ 8,307     $ 12,707     $ 1,183,387     $ 236,662     $ 51,352
                                                              =======     ========     ===========     =========     ========

The notes to the financial statements are an integral part of this report.

88  WRL SERIES FUND, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

                                                             EMERGING    AGGRESSIVE                GROWTH &   TACTICAL ASSET
                                                              GROWTH       GROWTH      BALANCED     INCOME      ALLOCATION
                                                            PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO
INVESTMENT INCOME:
 Interest ...............................................   $   2,314    $   1,086    $  1,771    $  1,040      $  8,978
 Dividends ..............................................       1,283        1,858       1,459       2,980         3,850
 Foreign tax withheld ...................................          (3)         (14)         (7)         (4)          (14)
                                                            ----------   ---------    ---------   ---------     --------
   Total investment income ..............................       3,594        2,930       3,223       4,016        12,814
                                                            ---------    ---------    --------    --------      --------
EXPENSES:
 Investment advisory fees ...............................       5,408        3,362         681         578         2,711
 Printing and shareholder reports .......................         224          172          25          28            60
 Custody fees ...........................................         130           67          28          27            67
 Administrative service fees ............................          96           73          11          12            26
 Legal fees .............................................          31           24           3           4             8
 Auditing and accounting fees ...........................          11            8           7           7             8
 Directors fees .........................................           4            3           1           1             1
 Registration fees ......................................           1            1           0           0             0
 Other fees .............................................         138          106          16          29            38
                                                            ---------    ---------    --------    --------      --------
   Total expenses .......................................       6,043        3,816         772         686         2,919
 Less:
  Advisory fee waiver and expense reimbursement .........           0            0           0           0             0
  Fees paid indirectly ..................................           0            1           0           0             0
                                                            ---------    ---------    --------    --------      --------
   Net expenses .........................................       6,043        3,815         772         686         2,919
                                                            ---------    ---------    --------    --------      --------
 Net investment income (loss) ...........................      (2,449)        (885)      2,451       3,330         9,895
                                                            ---------    ---------    --------    --------      --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities .................................      48,782       44,175      (2,695)      1,377        19,941
  Futures contracts .....................................           0            0           0           0             0
  Foreign currency transactions .........................           0            0           0           0             0
                                                            ---------    ---------    --------    --------      --------
   Total net realized gain (loss) .......................      48,782       44,175      (2,695)      1,377        19,941
                                                            ---------    ---------    --------    --------      --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities .................................     178,298      131,450       6,041      (2,082)       (3,713)
  Futures contracts .....................................           0            0           0           0             0
  Foreign currency transactions .........................           0            0           0           0             0
                                                            ---------    ---------    --------    --------      --------
   Total change in unrealized appreciation
     (depreciation) .....................................     178,298      131,450       6,041      (2,082)       (3,713)
                                                            ---------    ---------    --------    --------      --------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions ...........     227,080      175,625       3,346        (705)       16,228
                                                            ---------    ---------    --------    --------      --------
   Net increase (decrease) in net assets resulting
     from operations ....................................   $ 224,631    $ 174,740    $  5,797    $  2,625      $ 26,123
                                                            =========    =========    ========    ========      ========

The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  89

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

                                                            C.A.S.E.     GLOBAL        VALUE      INTERNATIONAL
                                                             GROWTH      SECTOR       EQUITY         EQUITY      U.S. EQUITY
                                                           PORTFOLIO   PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO

INVESTMENT INCOME:
 Interest ...............................................  $    281     $   271     $      907      $    69       $    291
 Dividends ..............................................       453          75          2,296          486            921
 Foreign tax withheld ...................................        (1)         (5)            (6)         (61)            (7)
                                                           ---------    --------    -----------     -------       ---------
   Total investment income ..............................       733         341          3,197          494          1,205
                                                           --------     -------     ----------      -------       --------
EXPENSES:
 Investment advisory fees ...............................       516          99          1,458          275            555
 Printing and shareholder reports .......................        33           2             44            9             14
 Custody fees ...........................................        48          46             37          240            140
 Administrative service fees ............................        14           1             19            4              6
 Legal fees .............................................         5           0              6            1              2
 Auditing and accounting fees ...........................         6           5              5            6              7
 Directors fees .........................................         1           0              1            0              0
 Registration fees ......................................         0           0              0            0              0
 Other fees .............................................        21           4             28            6             10
                                                           --------     -------     ----------      -------       --------
   Total expenses .......................................       644         157          1,598          541            734
 Less:
  Advisory fee waiver and expense reimbursement .........         0           0              0          128              0
  Fees paid indirectly ..................................         0           0              0            0              1
                                                           --------     -------     ----------      -------       --------
   Net expenses .........................................       644         157          1,598          413            733
                                                           --------     -------     ----------      -------       --------
 Net investment income (loss) ...........................        89         184          1,599           81            472
                                                           --------     -------     ----------      -------       --------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities .................................     7,730         112          7,509         (567)         3,697
  Futures contracts .....................................         0           0              0           48            886
  Foreign currency transactions .........................         0           0              0          (29)             1
                                                           --------     -------     ----------      -------       --------
   Total net realized gain (loss) .......................     7,730         112          7,509         (548)         4,584
                                                           --------     -------     ----------      -------       --------
 Change in unrealized appreciation (depreciation) on:
  Investment securities .................................    (6,329)        810        (21,758)       2,896         10,999
  Futures contracts .....................................         0           0              0           17            133
  Foreign currency transactions .........................         0           0              0            0              0
                                                           --------     -------     ----------      -------       --------
   Total change in unrealized appreciation
     (depreciation) .....................................    (6,329)        810        (21,758)       2,913         11,132
                                                           --------     -------     ----------      -------       --------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions ...........     1,401         922        (14,249)       2,365         15,716
                                                           --------     -------     ----------      -------       --------
   Net increase (decrease) in net assets resulting
     from operations ....................................  $  1,490     $ 1,106     $  (12,650)     $ 2,446       $ 16,188
                                                           ========     =======     ==========      =======       ========

The notes to the financial statements are an integral part of this report.

90  WRL SERIES FUND, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

                                                            THIRD AVENUE    REAL ESTATE
                                                               VALUE        SECURITIES
                                                           PORTFOLIO (a)   PORTFOLIO (b)
INVESTMENT INCOME:
 Interest ...............................................    $     150       $     5
 Dividends ..............................................           78            79
 Foreign tax withheld ...................................           (2)            0
                                                             ----------      -------
   Total investment income ..............................          226            84
                                                             ---------       -------
EXPENSES:
 Investment advisory fees ...............................          112             9
 Printing and shareholder reports .......................            3             0
 Custody fees ...........................................           31            26
 Administrative service fees ............................            1             0
 Legal fees .............................................            0             0
 Auditing and accounting fees ...........................            5             5
 Directors fees .........................................            0             0
 Registration fees ......................................            0             0
 Other fees .............................................            2             0
                                                             ---------       -------
   Total expenses .......................................          154            40
 Less:
  Advisory fee waiver and expense reimbursement .........           14            28
  Fees paid indirectly ..................................            0             0
                                                             ---------       -------
   Net expenses .........................................          140            12
                                                             ---------       -------
 Net investment income (loss) ...........................           86            72
                                                             ---------       -------
REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) on:
  Investment securities .................................          292          (272)
  Futures contracts .....................................            0             0
  Foreign currency transactions .........................            0             0
                                                             ---------       -------
   Total net realized gain (loss) .......................          292          (272)
                                                             ---------       -------
 Change in unrealized appreciation (depreciation) on:
  Investment securities .................................       (1,456)          (77)
  Futures contracts .....................................            0             0
  Foreign currency transactions .........................            0             0
                                                             ---------       -------
   Total change in unrealized appreciation
     (depreciation) .....................................       (1,456)          (77)
                                                             ---------       -------
 Net gain (loss) on investment securities, futures
  contracts and foreign currency transactions ...........       (1,164)         (349)
                                                             ---------       -------
   Net increase (decrease) in net assets resulting
     from operations ....................................    $  (1,078)      $  (277)
                                                             =========       =======

(a) The inception date of this Portfolio was January 2, 1998.
(b) The inception date of this Portfolio was May 1, 1998.

The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  91

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS


                                                        MONEY MARKET                      BOND
                                                          PORTFOLIO                     PORTFOLIO
                                                ----------------------------- -----------------------------
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     1998           1997           1998           1997
                                                -------------- -------------- -------------- --------------
OPERATIONS:
 Net investment income (loss) .................  $     8,307    $     6,679     $   8,175      $   5,746
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............            0              0         1,952           (343)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................            0              0         2,580          3,049
                                                 -----------    -----------     ---------      ---------
 Net increase (decrease) in net assets
  resulting from operations ...................        8,307          6,679        12,707          8,452
                                                 -----------    -----------     ---------      ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................       (8,307)        (6,679)       (8,188)        (5,720)
 In excess of net investment income ...........            0              0             0              0
 Net realized gains ...........................            0              0             0              0
 In excess of net realized gains ..............            0              0             0              0
                                                 -----------    -----------     ---------      ---------
  Total distributions .........................       (8,307)        (6,679)       (8,188)        (5,720)
                                                 -----------    -----------     ---------      ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............      415,785        265,418        81,280         53,537
 Dividends and distributions reinvested .......        8,307          6,679         8,188          5,720
 Cost of shares redeemed ......................     (374,069)      (274,503)      (52,897)       (28,094)
                                                 -----------    -----------     ---------      ---------
  Increase (decrease) in net assets from
   capital share transactions .................       50,023         (2,406)       36,571         31,163
                                                 -----------    -----------     ---------      ---------
 Net increase (decrease) in net assets ........       50,023         (2,406)       41,090         33,895

NET ASSETS:
 Beginning of year ............................      119,708        122,114       129,654         95,759
                                                 -----------    -----------     ---------      ---------
 End of year ..................................  $   169,731    $   119,708     $ 170,744      $ 129,654
                                                 ===========    ===========     =========      =========
  Undistributed (distributions in excess
   of) net investment income ..................  $         0    $         0     $     175      $     188
                                                 ===========    ===========     =========      =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......      119,708        122,114        11,637          8,943
                                                 -----------    -----------     ---------      ---------
 Shares issued ................................      415,785        265,418         6,906          4,738
 Shares issued-reinvestment of dividends
  and distributions ...........................        8,307          6,679           706            518
 Shares redeemed ..............................     (374,069)      (274,503)       (4,522)        (2,562)
                                                 -----------    -----------     ---------      ---------
 Increase (decrease) in shares outstanding.....       50,023         (2,406)        3,090          2,694
                                                 -----------    -----------     ---------      ---------
 Shares outstanding - end of year .............      169,731        119,708        14,727         11,637
                                                 ===========    ===========     =========      =========

                                                            GROWTH
                                                           PORTFOLIO
                                                -------------------------------
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1998            1997
                                                --------------- ---------------
OPERATIONS:
 Net investment income (loss) .................   $     5,859     $    13,661
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............       109,620         192,805
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................     1,067,908          61,839
                                                  -----------     -----------
 Net increase (decrease) in net assets
  resulting from operations ...................     1,183,387         268,305
                                                  -----------     -----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................        (4,582)        (12,508)
 In excess of net investment income ...........             0               0
 Net realized gains ...........................       (20,376)       (183,828)
 In excess of net realized gains ..............             0               0
                                                  -----------     -----------
  Total distributions .........................       (24,958)       (196,336)
                                                  -----------     -----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............       334,912         211,999
 Dividends and distributions reinvested .......        24,958         196,336
 Cost of shares redeemed ......................      (271,695)       (168,260)
                                                  -----------     -----------
  Increase (decrease) in net assets from
   capital share transactions .................        88,175         240,075
                                                  -----------     -----------
 Net increase (decrease) in net assets ........     1,246,604         312,044

NET ASSETS:
 Beginning of year ............................     1,839,453       1,527,409
                                                  -----------     -----------
 End of year ..................................   $ 3,086,057     $ 1,839,453
                                                  ===========     ===========
  Undistributed (distributions in excess
   of) net investment income ..................   $     1,083     $     3,203
                                                  ===========     ===========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......        49,925          43,639
                                                  -----------     -----------
 Shares issued ................................         7,017           5,508
 Shares issued-reinvestment of dividends
  and distributions ...........................           540           5,203
 Shares redeemed ..............................        (5,996)         (4,425)
                                                  -----------     -----------
 Increase (decrease) in shares outstanding.....         1,561           6,286
                                                  -----------     -----------
 Shares outstanding - end of year .............        51,486          49,925
                                                  ===========     ===========

The notes to the financial statements are an integral part of this report.

92  WRL SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                           GLOBAL
                                                         PORTFOLIO

                                                ------------------------------
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1998           1997
                                                --------------- --------------
OPERATIONS:
 Net investment income (loss) .................   $     2,155     $   2,809
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............        40,987        82,081
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................       193,520        25,087
                                                  -----------     ---------
 Net increase (decrease) in net assets
  resulting from operations ...................       236,662       109,977
                                                  -----------     ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................        (5,524)       (4,928)
 In excess of net investment income ...........             0       (39,132)
 Net realized gains ...........................       (34,430)      (49,141)
 In excess of net realized gains ..............        (2,669)            0
                                                  -----------     ---------
  Total distributions .........................       (42,623)      (93,201)
                                                  -----------     ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............       170,974       203,595
 Dividends and distributions reinvested .......        42,623        93,201
 Cost of shares redeemed ......................      (123,837)      (62,426)
                                                  -----------     ---------
  Increase (decrease) in net assets from
   capital share transactions .................        89,760       234,370
                                                  -----------     ---------
 Net increase (decrease) in net assets ........       283,799       251,146

NET ASSETS:
 Beginning of year ............................       785,966       534,820
                                                  -----------     ---------
 End of year ..................................   $ 1,069,765     $ 785,966
                                                  ===========     =========
  Undistributed (distributions in excess
   of) net investment income ..................   $    (1,472)    $   5,937
                                                  ===========     =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......        41,272        29,523
                                                  -----------     ---------
 Shares issued ................................         7,631        10,065
 Shares issued-reinvestment of dividends
  and distributions ...........................         1,899         4,695
 Shares redeemed ..............................        (5,681)       (3,011)
                                                  -----------     ---------
 Increase (decrease) in shares outstanding.....         3,849        11,749
                                                  -----------     ---------
 Shares outstanding - end of year .............        45,121        41,272
                                                  ===========     =========


                                                         STRATEGIC
                                                        TOTAL RETURN                EMERGING GROWTH
                                                          PORTFOLIO                    PORTFOLIO
                                                ----------------------------- ----------------------------
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     1998           1997           1998           1997
                                                -------------- -------------- -------------- -------------
OPERATIONS:
 Net investment income (loss) .................   $  13,622      $  11,181      $  (2,449)     $  (1,350)
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............      25,081         34,138         48,782         52,368
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................      12,649         44,737        178,298         46,598
                                                  ---------      ---------      ---------      ---------
 Net increase (decrease) in net assets
  resulting from operations ...................      51,352         90,056        224,631         97,616
                                                  ---------      ---------      ---------      ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................     (13,507)       (11,471)             0              0
 In excess of net investment income ...........           0           (919)             0              0
 Net realized gains ...........................     (11,332)       (31,748)       (28,331)       (54,441)
 In excess of net realized gains ..............           0              0              0              0
                                                  ---------      ---------      ---------      ---------
  Total distributions .........................     (24,839)       (44,138)       (28,331)       (54,441)
                                                  ---------      ---------      ---------      ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............      61,940         75,270        124,046        130,853
 Dividends and distributions reinvested .......      24,839         44,138         28,331         54,441
 Cost of shares redeemed ......................     (47,557)       (28,890)       (87,240)       (67,920)
                                                  ---------      ---------      ---------      ---------
  Increase (decrease) in net assets from
   capital share transactions .................      39,222         90,518         65,137        117,374
                                                  ---------      ---------      ---------      ---------
 Net increase (decrease) in net assets ........      65,735        136,436        261,437        160,549

NET ASSETS:
 Beginning of year ............................     526,577        390,141        592,003        431,454
                                                  ---------      ---------      ---------      ---------
 End of year ..................................   $ 592,312      $ 526,577      $ 853,440      $ 592,003
                                                  =========      =========      =========      =========
  Undistributed (distributions in excess
   of) net investment income ..................   $   1,633      $   1,275      $       0      $      15
                                                  =========      =========      =========      =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......      33,702         27,923         29,066         23,371
                                                  ---------      ---------      ---------      ---------
 Shares issued ................................       3,867          4,860          5,401          6,410
 Shares issued-reinvestment of dividends
  and distributions ...........................       1,537          2,768          1,183          2,639
 Shares redeemed ..............................      (3,000)        (1,849)        (3,952)        (3,354)
                                                  ---------      ---------      ---------      ---------
 Increase (decrease) in shares outstanding.....       2,404          5,779          2,632          5,695
                                                  ---------      ---------      ---------      ---------
 Shares outstanding - end of year .............      36,106         33,702         31,698         29,066
                                                  =========      =========      =========      =========

The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  93

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                      AGGRESSIVE GROWTH
                                                          PORTFOLIO
                                                -----------------------------
                                                 DECEMBER 31,   DECEMBER 31,
                                                     1998           1997
                                                -------------- --------------
OPERATIONS:
 Net investment income (loss) .................   $    (885)     $    (166)
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............      44,175         36,183
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................     131,450         20,413
                                                  ---------      ---------
 Net increase (decrease) in net assets
  resulting from operations ...................     174,740         56,430
                                                  ---------      ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................           0              0
 In excess of net investment income ...........      (1,181)        (8,640)
 Net realized gains ...........................     (28,097)       (21,613)
 In excess of net realized gains ..............           0              0
                                                  ---------      ---------
  Total distributions .........................     (29,278)       (30,253)
                                                  ---------      ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............     125,033         97,484
 Dividends and distributions reinvested .......      29,278         30,253
 Cost of shares redeemed ......................     (61,775)       (38,300)
                                                  ---------      ---------
  Increase (decrease) in net assets from
   capital share transactions .................      92,536         89,437
                                                  ---------      ---------
 Net increase (decrease) in net assets ........     237,998        115,614

NET ASSETS:
 Beginning of year ............................     336,166        220,552
                                                  ---------      ---------
 End of year ..................................   $ 574,164      $ 336,166
                                                  =========      =========
  Undistributed (distributions in excess
   of) net investment income ..................   $   9,035      $     506
                                                  =========      =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......      20,952         15,556
                                                  ---------      ---------
 Shares issued ................................       6,605          5,967
 Shares issued-reinvestment of dividends
  and distributions ...........................       1,461          1,837
 Shares redeemed ..............................      (3,430)        (2,408)
                                                  ---------      ---------
 Increase (decrease) in shares outstanding.....       4,636          5,396
                                                  ---------      ---------
 Shares outstanding - end of year .............      25,588         20,952
                                                  =========      =========


                                                          BALANCED                  GROWTH & INCOME
                                                          PORTFOLIO                    PORTFOLIO
                                                ----------------------------- ----------------------------
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     1998           1997           1998           1997
                                                -------------- -------------- -------------- -------------
OPERATIONS:
 Net investment income (loss) .................   $    2,451      $  1,918      $    3,330     $  1,747
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............       (2,695)        5,106           1,377        7,812
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................        6,041         2,540          (2,082)       1,006
                                                  ----------      --------      ----------     --------
 Net increase (decrease) in net assets
  resulting from operations ...................        5,797         9,564           2,625       10,565
                                                  ----------      --------      ----------     --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................       (2,097)       (2,040)         (3,680)      (1,900)
 In excess of net investment income ...........            0        (1,739)              0       (2,580)
 Net realized gains ...........................            0        (3,594)           (645)      (3,981)
 In excess of net realized gains ..............          (90)            0               0            0
                                                  ----------      --------      ----------     --------
  Total distributions .........................       (2,187)       (7,373)         (4,325)      (8,461)
                                                  ----------      --------      ----------     --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............       27,666        20,555          44,343       20,687
 Dividends and distributions reinvested .......        2,187         7,373           4,325        8,461
 Cost of shares redeemed ......................      (11,914)       (5,999)        (19,844)      (8,875)
                                                  ----------      --------      ----------     --------
  Increase (decrease) in net assets from
   capital share transactions .................       17,939        21,929          28,824       20,273
                                                  ----------      --------      ----------     --------
 Net increase (decrease) in net assets ........       21,549        24,120          27,124       22,377

NET ASSETS:
 Beginning of year ............................       73,451        49,331          60,492       38,115
                                                  ----------      --------      ----------     --------
 End of year ..................................   $   95,000      $ 73,451      $   87,616     $ 60,492
                                                  ==========      ========      ==========     ========
  Undistributed (distributions in excess
   of) net investment income ..................   $      316      $    597      $    1,628     $  1,554
                                                  ==========      ========      ==========     ========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......        6,116         4,329           4,817        3,240
                                                  ----------      --------      ----------     --------
 Shares issued ................................        2,254         1,673           3,566        1,630
 Shares issued-reinvestment of dividends
  and distributions ...........................          175           603             354          665
 Shares redeemed ..............................         (971)         (489)         (1,602)        (718)
                                                  ----------      --------      ----------     --------
 Increase (decrease) in shares outstanding.....        1,458         1,787           2,318        1,577
                                                  ----------      --------      ----------     --------
 Shares outstanding - end of year .............        7,574         6,116           7,135        4,817
                                                  ==========      ========      ==========     ========

The notes to the financial statements are an integral part of this report.

94  WRL SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                 TACTICAL ASSET ALLOCATION
                                                         PORTFOLIO
                                                -----------------------------
                                                 DECEMBER 31,   DECEMBER 31,
                                                     1998           1997
                                                -------------- --------------
OPERATIONS:
 Net investment income (loss) .................   $   9,895      $   6,864
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............      19,941         21,974
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................      (3,713)        10,442
                                                  ---------      ---------
 Net increase (decrease) in net assets
  resulting from operations ...................      26,123         39,280
                                                  ---------      ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................     (10,269)        (7,098)
 In excess of net investment income ...........           0         (3,952)
 Net realized gains ...........................     (24,569)       (11,378)
 In excess of net realized gains ..............           0              0
                                                  ---------      ---------
  Total distributions .........................     (34,838)       (22,428)
                                                  ---------      ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............      65,710         80,867
 Dividends and distributions reinvested .......      34,838         22,428
 Cost of shares redeemed ......................     (28,840)       (23,574)
                                                  ---------      ---------
  Increase (decrease) in net assets from
   capital share transactions .................      71,708         79,721
                                                  ---------      ---------
 Net increase (decrease) in net assets ........      62,993         96,573

NET ASSETS:
 Beginning of year ............................     302,745        206,172
                                                  ---------      ---------
 End of year ..................................   $ 365,738      $ 302,745
                                                  =========      =========
  Undistributed (distributions in excess
   of) net investment income ..................   $   1,336      $     848
                                                  =========      =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......      22,239         16,349
                                                  ---------      ---------
 Shares issued ................................       4,661          5,989
 Shares issued-reinvestment of dividends
  and distributions ...........................       2,566          1,631
 Shares redeemed ..............................      (2,073)        (1,730)
                                                  ---------      ---------
 Increase (decrease) in shares outstanding.....       5,154          5,890
                                                  ---------      ---------
 Shares outstanding - end of year .............      27,393         22,239
                                                  =========      =========


                                                       C.A.S.E. GROWTH               GLOBAL SECTOR
                                                          PORTFOLIO                    PORTFOLIO
                                                ----------------------------- ----------------------------
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     1998           1997           1998           1997
                                                -------------- -------------- -------------- -------------
OPERATIONS:
 Net investment income (loss) .................   $       89     $      103      $    184      $    135
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............        7,730          6,966           112           480
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................       (6,329)        (2,149)          810          (372)
                                                  ----------     ----------      --------      --------
 Net increase (decrease) in net assets
  resulting from operations ...................        1,490          4,920         1,106           243
                                                  ----------     ----------      --------      --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................       (1,766)          (115)         (200)         (148)
 In excess of net investment income ...........       (4,411)        (4,867)           (3)         (442)
 Net realized gains ...........................         (411)          (438)         (100)          (50)
 In excess of net realized gains ..............            0              0           (39)            0
                                                  ----------     ----------      --------      --------
  Total distributions .........................       (6,588)        (5,420)         (342)         (640)
                                                  ----------     ----------      --------      --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............       27,821         42,918         3,126        10,666
 Dividends and distributions reinvested .......        6,588          5,420           342           640
 Cost of shares redeemed ......................      (20,506)       (13,801)       (5,349)       (5,174)
                                                  ----------     ----------      --------      --------
  Increase (decrease) in net assets from
   capital share transactions .................       13,903         34,537        (1,881)        6,132
                                                  ----------     ----------      --------      --------
 Net increase (decrease) in net assets ........        8,805         34,037        (1,117)        5,735

NET ASSETS:
 Beginning of year ............................       60,596         26,559        12,721         6,986
                                                  ----------     ----------      --------      --------
 End of year ..................................   $   69,401     $   60,596      $ 11,604      $ 12,721
                                                  ==========     ==========      ========      ========
  Undistributed (distributions in excess
   of) net investment income ..................   $    3,954     $    1,677      $     92      $     16
                                                  ==========     ==========      ========      ========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......        4,325          1,979         1,227           662
                                                  ----------     ----------      --------      --------
 Shares issued ................................        2,031          2,855           284           952
 Shares issued-reinvestment of dividends
  and distributions ...........................          505            390            31            61
 Shares redeemed ..............................       (1,519)          (899)         (493)         (448)
                                                  ----------     ----------      --------      --------
 Increase (decrease) in shares outstanding.....        1,017          2,346          (178)          565
                                                  ----------     ----------      --------      --------
 Shares outstanding - end of year .............        5,342          4,325         1,049         1,227
                                                  ==========     ==========      ========      ========

The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  95

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                        VALUE EQUITY
                                                          PORTFOLIO
                                                -----------------------------
                                                 DECEMBER 31,   DECEMBER 31,
                                                     1998           1997
                                                -------------- --------------
OPERATIONS:
 Net investment income (loss) .................   $   1,599      $   1,004
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............       7,509          1,710
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................     (21,758)        19,277
                                                  ---------      ---------
 Net increase (decrease) in net assets
  resulting from operations ...................     (12,650)        21,991
                                                  ---------      ---------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................      (1,703)        (1,036)
 In excess of net investment income ...........      (1,500)          (869)
 Net realized gains ...........................      (7,955)          (296)
 In excess of net realized gains ..............      (3,222)             0
                                                  ---------      ---------
  Total distributions .........................     (14,380)        (2,201)
                                                  ---------      ---------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............      60,182        116,169
 Dividends and distributions reinvested .......      14,380          2,201
 Cost of shares redeemed ......................     (63,810)       (14,119)
                                                  ---------      ---------
  Increase (decrease) in net assets from
   capital share transactions .................      10,752        104,251
                                                  ---------      ---------
 Net increase (decrease) in net assets ........     (16,278)       124,041

NET ASSETS:
 Beginning of year ............................     173,435         49,394
                                                  ---------      ---------
 End of year ..................................   $ 157,157      $ 173,435
                                                  =========      =========
  Undistributed (distributions in excess
   of) net investment income ..................   $     607      $     104
                                                  =========      =========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......      12,473          4,384
                                                  ---------      ---------
 Shares issued ................................       4,316          9,039
 Shares issued-reinvestment of dividends
  and distributions ...........................       1,168            160
 Shares redeemed ..............................      (4,985)        (1,110)
                                                  ---------      ---------
 Increase (decrease) in shares outstanding.....         499          8,089
                                                  ---------      ---------
 Shares outstanding - end of year .............      12,972         12,473
                                                  =========      =========


                                                       INTERNATIONAL
                                                           EQUITY                     U.S. EQUITY
                                                          PORTFOLIO                    PORTFOLIO
                                                ----------------------------- ----------------------------
                                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                     1998         1997 (a)         1998         1997 (a)
                                                -------------- -------------- -------------- -------------
OPERATIONS:
 Net investment income (loss) .................   $       81      $     20      $     472     $      129
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............         (548)         (346)         4,584          1,894
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................        2,913           169         11,132          1,123
                                                  ----------      --------      ---------     ----------
 Net increase (decrease) in net assets
  resulting from operations ...................        2,446          (157)        16,188          3,146
                                                  ----------      --------      ---------     ----------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................          (23)          (20)        (1,004)          (129)
 In excess of net investment income ...........            0           (65)        (2,280)        (1,301)
 Net realized gains ...........................            0             0           (758)          (133)
 In excess of net realized gains ..............            0             0              0              0
                                                  ----------      --------      ---------     ----------
  Total distributions .........................          (23)          (85)        (4,042)        (1,563)
                                                  ----------      --------      ---------     ----------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............       26,504        25,394         82,493         54,442
 Dividends and distributions reinvested .......           23            85          4,042          1,563
 Cost of shares redeemed ......................      (16,596)       (5,442)       (30,829)       (14,637)
                                                  ----------      --------      ---------     ----------
  Increase (decrease) in net assets from
   capital share transactions .................        9,931        20,037         55,706         41,368
                                                  ----------      --------      ---------     ----------
 Net increase (decrease) in net assets ........       12,354        19,795         67,852         42,951

NET ASSETS:
 Beginning of year ............................       19,795             0         42,951              0
                                                  ----------      --------      ---------     ----------
 End of year ..................................   $   32,149      $ 19,795      $ 110,803     $   42,951
                                                  ==========      ========      =========     ==========
  Undistributed (distributions in excess
   of) net investment income ..................   $       42      $     11      $   1,275     $      532
                                                  ==========      ========      =========     ==========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......        1,850             0          3,511              0
                                                  ----------      --------      ---------     ----------
 Shares issued ................................        2,225         2,346          6,159          4,640
 Shares issued-reinvestment of dividends
  and distributions ...........................            2             8            286            127
 Shares redeemed ..............................       (1,413)         (504)        (2,272)        (1,256)
                                                  ----------      --------      ---------     ----------
 Increase (decrease) in shares outstanding.....          814         1,850          4,173          3,511
                                                  ----------      --------      ---------     ----------
 Shares outstanding - end of year .............        2,664         1,850          7,684          3,511
                                                  ==========      ========      =========     ==========

(a) The inception date of this Portfolio was January 2, 1997.

The notes to the financial statements are an integral part of this report.

96  WRL SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
ALL AMOUNTS IN THOUSANDS

                                                 THIRD AVENUE   REAL ESTATE
                                                     VALUE       SECURITIES
                                                   PORTFOLIO     PORTFOLIO
                                                -------------- -------------
                                                 DECEMBER 31,   DECEMBER 31,
                                                   1998 (A)       1998 (B)
                                                -------------- -------------
OPERATIONS:
 Net investment income (loss) .................    $     86      $     72
 Net realized gain (loss) on investment
  securites, futures contracts and
  foreign currency transactions ...............         292          (272)
 Change in unrealized appreciation
  (depreciation) on investment securities,
  futures contracts and foreign currency
  transactions ................................      (1,456)          (77)
                                                   --------      --------
 Net increase (decrease) in net assets
  resulting from operations ...................      (1,078)         (277)
                                                   --------      --------
DISTRIBUTION TO SHAREHOLDERS:
 Net investment income ........................         (50)            0
 In excess of net investment income ...........           0             0
 Net realized gains ...........................           0             0
 In excess of net realized gains ..............           0             0
                                                   --------      --------
  Total distributions .........................         (50)            0
                                                   --------      --------
CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sales of shares ............      24,952         4,110
 Dividends and distributions reinvested .......          50             0
 Cost of shares redeemed ......................      (5,668)       (1,419)
                                                   --------      --------
  Increase (decrease) in net assets from
   capital share transactions .................      19,334         2,691
                                                   --------      --------
 Net increase (decrease) in net assets ........      18,206         2,414

NET ASSETS:
 Beginning of year ............................           0             0
                                                   --------      --------
 End of year ..................................    $ 18,206      $  2,414
                                                   ========      ========
  Undistributed (distributions in excess
   of) net investment income ..................    $    328      $     72
                                                   ========      ========
SHARE ACTIVITY:
 Shares outstanding - beginning of year .......           0             0
                                                   --------      --------
 Shares issued ................................       2,566           448
 Shares issued-reinvestment of dividends
  and distributions ...........................           6             0
 Shares redeemed ..............................        (612)         (164)
                                                   --------      --------
 Increase (decrease) in shares outstanding.....       1,960           284
                                                   --------      --------
 Shares outstanding - end of year .............       1,960           284
                                                   ========      ========

(a) The inception date of this Portfolio was January 2, 1998.
(b) The inception date of this Portfolio was May 1, 1998.

The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  97

FINANCIAL HIGHLIGHTS*
FOR THE YEAR ENDED

                                                                           MONEY MARKET PORTFOLIO
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $   1.00       $   1.00
 Income from operations:
  Net investment income (loss) ........................................        0.05           0.05
  Net realized and unrealized gain (loss) on investments ..............        0.00           0.00
                                                                           --------       --------
   Net income (loss) from operations ..................................        0.05           0.05
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.05)         (0.05)
  Dividends in excess of net investment income ........................        0.00           0.00
  Distributions from net realized gains on investments ................        0.00           0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.05)         (0.05)
                                                                           --------       --------
Net asset value, end of year ..........................................    $   1.00       $   1.00
                                                                           ========       ========
Total return (a) ......................................................        5.26 %         5.24 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $169,731      $ 119,708
  Ratio of expenses to average net assets (b) .........................        0.46 %         0.48 %
  Ratio of net investment income (loss) to average net assets (b) .....        5.24 %         5.32 %
  Portfolio turnover rate (a) .........................................         n/a            n/a

                                                                                  MONEY MARKET PORTFOLIO
                                                                        ------------------------------------------
                                                                                       DECEMBER 31,
                                                                        ------------------------------------------
                                                                             1996           1995          1994
                                                                        -------------- ------------- -------------
Net asset value, beginning of year ....................................    $   1.00       $  1.00       $  1.00
 Income from operations:
  Net investment income (loss) ........................................        0.05          0.05          0.04
  Net realized and unrealized gain (loss) on investments ..............        0.00          0.00          0.00
                                                                           --------       -------       -------
   Net income (loss) from operations ..................................        0.05          0.05          0.04
                                                                           --------       -------       -------
 Distributions:
  Dividends from net investment income ................................       (0.05)        (0.05)        (0.04)
  Dividends in excess of net investment income ........................        0.00          0.00          0.00
  Distributions from net realized gains on investments ................        0.00          0.00          0.00
  Distributions in excess of net realized gains on investments ........        0.00          0.00          0.00
                                                                           --------       -------       -------
   Total distributions ................................................       (0.05)        (0.05)        (0.04)
                                                                           --------       -------       -------
Net asset value, end of year ..........................................    $   1.00       $  1.00       $  1.00
                                                                           ========       =======       =======
Total return (a) ......................................................        5.03 %        5.40 %        3.44 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $122,114      $ 80,544      $ 93,081
  Ratio of expenses to average net assets (b) .........................        0.52 %        0.56 %        0.60 %
  Ratio of net investment income (loss) to average net assets (b) .....        5.03 %        5.30 %        3.59 %
  Portfolio turnover rate (a) .........................................         n/a           n/a           n/a

                                                                               BOND PORTFOLIO
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  11.14       $  10.71
 Income from operations:
  Net investment income (loss) ........................................        0.64           0.65
  Net realized and unrealized gain (loss) on investments ..............        0.40           0.32
                                                                           --------       --------
   Net income (loss) from operations ..................................        1.04           0.97
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.59)         (0.54)
  Dividends in excess of net investment income ........................        0.00           0.00
  Distributions from net realized gains on investments ................        0.00           0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.59)         (0.54)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  11.59       $  11.14
                                                                           ========       ========
Total return (a) ......................................................        9.32 %         9.16 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $  170,744     $  129,654
  Ratio of expenses to average net assets (b) .........................        0.54 %         0.64 %
  Ratio of net investment income (loss) to average net assets (b) .....        5.54 %         5.90 %
  Portfolio turnover rate (a) .........................................       51.60 %       213.03 %

                                                                                     BOND PORTFOLIO
                                                                        ----------------------------------------
                                                                                      DECEMBER 31,
                                                                        ----------------------------------------
                                                                             1996          1995         1994
                                                                        ------------- ------------- ------------
Net asset value, beginning of year ....................................   $  11.35      $   9.80      $  11.24
 Income from operations:
  Net investment income (loss) ........................................       0.64          0.69          0.63
  Net realized and unrealized gain (loss) on investments ..............      (0.64)         1.55         (1.44)
                                                                          --------      --------      --------
   Net income (loss) from operations ..................................       0.00          2.24         (0.81)
                                                                          --------      --------      --------
 Distributions:
  Dividends from net investment income ................................      (0.64)        (0.69)        (0.63)
  Dividends in excess of net investment income ........................       0.00          0.00          0.00
  Distributions from net realized gains on investments ................       0.00          0.00          0.00
  Distributions in excess of net realized gains on investments ........       0.00          0.00          0.00
                                                                          --------      --------      --------
   Total distributions ................................................      (0.64)        (0.69)        (0.63)
                                                                          --------      --------      --------
Net asset value, end of year ..........................................   $  10.71      $  11.35      $   9.80
                                                                          ========      ========      ========
Total return (a) ......................................................       0.14 %       22.99 %       (6.94)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................   $ 95,759      $ 96,972      $ 71,064
  Ratio of expenses to average net assets (b) .........................       0.64 %        0.61 %        0.59 %
  Ratio of net investment income (loss) to average net assets (b) .....       5.96 %        6.45 %        5.94 %
  Portfolio turnover rate (a) .........................................     187.72 %      120.54 %      131.73 %

The notes to the financial statements are an integral part of this report.

98  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS*
FOR THE YEAR ENDED

                                                                                GROWTH PORTFOLIO
                                                                        ---------------------------------
                                                                                  DECEMBER 31,
                                                                        ---------------------------------
                                                                              1998             1997
                                                                        ---------------- ----------------
Net asset value, beginning of year ....................................    $    36.84       $    35.00
 Income from operations:
  Net investment income (loss) ........................................          0.12             0.31
  Net realized and unrealized gain (loss) on investments ..............         23.49             5.88
                                                                           ----------       ----------
   Net income (loss) from operations ..................................         23.61             6.19
                                                                           ----------       ----------
 Distributions:
  Dividends from net investment income ................................         (0.09)           (0.26)
  Dividends in excess of net investment income ........................          0.00             0.00
  Distributions from net realized gains on investments ................         (0.42)           (4.09)
  Distributions in excess of net realized gains on investments ........          0.00             0.00
                                                                           ----------       ----------
   Total distributions ................................................         (0.51)           (4.35)
                                                                           ----------       ----------
Net asset value, end of year ..........................................    $    59.94       $    36.84
                                                                           ==========       ==========
Total return (a) ......................................................         64.47 %          17.54 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $3,086,057      $ 1,839,453
  Ratio of expenses to average net assets (b) .........................          0.83 %           0.87 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.25 %           0.80 %
  Portfolio turnover rate (a) .........................................         35.29 %          85.88 %

                                                                                         GROWTH PORTFOLIO
                                                                        --------------------------------------------------
                                                                                           DECEMBER 31,
                                                                        --------------------------------------------------
                                                                              1996             1995             1994
                                                                        ---------------- ---------------- ----------------
Net asset value, beginning of year ....................................    $    31.66       $    23.81       $     26.25
 Income from operations:
  Net investment income (loss) ........................................          0.34             0.26             0.22
  Net realized and unrealized gain (loss) on investments ..............          5.35            10.97            (2.41)
                                                                           ----------       ----------       -----------
   Net income (loss) from operations ..................................          5.69            11.23            (2.19)
                                                                           ----------       ----------       -----------
 Distributions:
  Dividends from net investment income ................................         (0.35)           (0.24)           (0.22)
  Dividends in excess of net investment income ........................         (0.01)            0.00             0.00
  Distributions from net realized gains on investments ................         (1.99)           (3.14)            0.00
  Distributions in excess of net realized gains on investments ........          0.00             0.00            (0.03)
                                                                           ----------       ----------       -----------
   Total distributions ................................................         (2.35)           (3.38)           (0.25)
                                                                           ----------       ----------       -----------
Net asset value, end of year ..........................................    $    35.00       $    31.66       $     23.81
                                                                           ==========       ==========       ===========
Total return (a) ......................................................         17.96 %          47.12 %           (8.31)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $1,527,409      $ 1,195,174       $   814,383
  Ratio of expenses to average net assets (b) .........................          0.88 %           0.86 %            0.84 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.98 %           0.90 %            0.88 %
  Portfolio turnover rate (a) .........................................         45.21 %         130.48 %          107.33 %

                                                                               GLOBAL PORTFOLIO
                                                                        -------------------------------
                                                                                 DECEMBER 31,
                                                                        -------------------------------
                                                                              1998            1997
                                                                        ---------------- --------------
Net asset value, beginning of year ....................................    $    19.04       $  18.12
 Income from operations:
  Net investment income (loss) ........................................          0.05           0.08
  Net realized and unrealized gain (loss) on investments ..............          5.61           3.32
                                                                           ----------       --------
   Net income (loss) from operations ..................................          5.66           3.40
                                                                           ----------       --------
 Distributions:
  Dividends from net investment income ................................         (0.13)         (0.13)
  Dividends in excess of net investment income ........................          0.00          (1.01)
  Distributions from net realized gains on investments ................         (0.80)         (1.34)
  Distributions in excess of net realized gains on investments ........         (0.06)          0.00
                                                                           ----------       --------
   Total distributions ................................................         (0.99)         (2.48)
                                                                           ----------       --------
Net asset value, end of year ..........................................    $    23.71       $  19.04
                                                                           ==========       ========
Total return (a) ......................................................         30.01 %        18.75 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $1,069,765      $ 785,966
  Ratio of expenses to average net assets (b) .........................          0.95 %         1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.23 %         0.41 %
  Portfolio turnover rate (a) .........................................         87.36 %        97.54 %

                                                                                      GLOBAL PORTFOLIO
                                                                        --------------------------------------------
                                                                                        DECEMBER 31,
                                                                        --------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- --------------
Net asset value, beginning of year ....................................    $  15.52       $  13.12       $  13.62
 Income from operations:
  Net investment income (loss) ........................................        0.08           0.10           0.10
  Net realized and unrealized gain (loss) on investments ..............        4.20           2.91           0.10
                                                                           --------       --------       --------
   Net income (loss) from operations ..................................        4.28           3.01           0.20
                                                                           --------       --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.04)          0.00          (0.10)
  Dividends in excess of net investment income ........................       (0.17)          0.00          (0.01)
  Distributions from net realized gains on investments ................       (1.47)         (0.61)         (0.56)
  Distributions in excess of net realized gains on investments ........        0.00           0.00          (0.03)
                                                                           --------       --------       --------
   Total distributions ................................................       (1.68)         (0.61)         (0.70)
                                                                           --------       --------       --------
Net asset value, end of year ..........................................    $  18.12       $  15.52       $  13.12
                                                                           ========       ========       ========
Total return (a) ......................................................       27.74 %        23.06 %         0.25 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $534,820       $289,506       $261,778
  Ratio of expenses to average net assets (b) .........................        0.99 %         0.99 %         1.01 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.46 %         0.75 %         0.73 %
  Portfolio turnover rate (a) .........................................       88.31 %       130.60 %       192.06 %

The notes to the financial statements are an integral part of this report.

                                                          1998 ANNUAL REPORT  99

FINANCIAL HIGHLIGHTS*
FOR THE YEAR ENDED

                                                                           STRATEGIC TOTAL RETURN
                                                                                  PORTFOLIO
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  15.62       $  13.97
 Income from operations:
  Net investment income (loss) ........................................        0.39           0.37
  Net realized and unrealized gain (loss) on investments ..............        1.09           2.68
                                                                           --------       --------
   Net income (loss) from operations ..................................        1.48           3.05
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.38)         (0.35)
  Dividends in excess of net investment income ........................        0.00          (0.03)
  Distributions from net realized gains on investments ................       (0.32)         (1.02)
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.70)         (1.40)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  16.40       $  15.62
                                                                           ========       ========
Total return (a) ......................................................        9.64 %        21.85 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $592,312      $ 526,577
  Ratio of expenses to average net assets (b) .........................        0.86 %         0.88 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.43 %         2.43 %
  Portfolio turnover rate (a) .........................................       49.20 %        48.20 %

                                                                             STRATEGIC TOTAL RETURN PORTFOLIO
                                                                        -------------------------------------------
                                                                                       DECEMBER 31,
                                                                        -------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- -------------
Net asset value, beginning of year ....................................    $  12.86       $  10.90      $  11.23
 Income from operations:
  Net investment income (loss) ........................................        0.37           0.37          0.31
  Net realized and unrealized gain (loss) on investments ..............        1.56           2.33         (0.33)
                                                                           --------       --------      --------
   Net income (loss) from operations ..................................        1.93           2.70         (0.02)
                                                                           --------       --------      --------
 Distributions:
  Dividends from net investment income ................................       (0.32)         (0.37)        (0.31)
  Dividends in excess of net investment income ........................        0.00           0.00          0.00
  Distributions from net realized gains on investments ................       (0.50)         (0.37)         0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00          0.00
                                                                           --------       --------      --------
   Total distributions ................................................       (0.82)         (0.74)        (0.31)
                                                                           --------       --------      --------
Net asset value, end of year ..........................................    $  13.97       $  12.86      $  10.90
                                                                           ========       ========      ========
Total return (a) ......................................................       15.00 %        24.66 %       (0.53)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $390,141      $ 256,806     $ 183,867
  Ratio of expenses to average net assets (b) .........................        0.91 %         0.87 %        0.89 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.72 %         3.07 %        2.78 %
  Portfolio turnover rate (a) .........................................       49.32 %        52.59 %       53.50 %

                                                                          EMERGING GROWTH PORTFOLIO
                                                                        -----------------------------
                                                                                DECEMBER 31,
                                                                        -----------------------------
                                                                             1998           1997
                                                                        -------------- --------------
Net asset value, beginning of year ....................................    $  20.37       $  18.46
 Income from operations:
  Net investment income (loss) ........................................       (0.08)         (0.05)
  Net realized and unrealized gain (loss) on investments ..............        7.56           4.03
                                                                           --------       --------
   Net income (loss) from operations ..................................        7.48           3.98
                                                                           --------       --------
 Distributions:
  Dividends from net investment income ................................        0.00           0.00
  Dividends in excess of net investment income ........................        0.00           0.00
  Distributions from net realized gains on investments ................       (0.93)         (2.07)
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                           --------       --------
   Total distributions ................................................       (0.93)         (2.07)
                                                                           --------       --------
Net asset value, end of year ..........................................    $  26.92       $  20.37
                                                                           ========       ========
Total return (a) ......................................................       37.33 %        21.45 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $853,440       $592,003
  Ratio of expenses to average net assets (b) .........................        0.89 %         0.93 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.36)%        (0.27)%
  Portfolio turnover rate (a) .........................................       99.50 %        99.78 %

                                                                                 EMERGING GROWTH PORTFOLIO
                                                                        -------------------------------------------
                                                                                       DECEMBER 31,
                                                                        -------------------------------------------
                                                                             1996           1995           1994
                                                                        -------------- -------------- -------------
Net asset value, beginning of year ....................................    $  16.25       $  11.55      $  12.47
 Income from operations:
  Net investment income (loss) ........................................       (0.04)          0.01          0.01
  Net realized and unrealized gain (loss) on investments ..............        3.10           5.42         (0.92)
                                                                           --------       --------      --------
   Net income (loss) from operations ..................................        3.06           5.43         (0.91)
                                                                           --------       --------      --------
 Distributions:
  Dividends from net investment income ................................        0.00           0.00         (0.01)
  Dividends in excess of net investment income ........................        0.00           0.00          0.00
  Distributions from net realized gains on investments ................       (0.85)         (0.73)         0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00          0.00
                                                                           --------       --------      --------
   Total distributions ................................................       (0.85)         (0.73)        (0.01)
                                                                           --------       --------      --------
Net asset value, end of year ..........................................    $  18.46       $  16.25      $  11.55
                                                                           ========       ========      ========
Total return (a) ......................................................       18.88 %        46.79 %       (7.36)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $431,454      $ 288,519     $ 182,650
  Ratio of expenses to average net assets (b) .........................        0.94 %         0.91 %        0.92 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.24)%         0.03 %        0.06 %
  Portfolio turnover rate (a) .........................................       80.02 %       124.13 %       72.62 %

The notes to the financial statements are an integral part of this report.

100  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS*
FOR THE YEAR ENDED

                                                                        AGGRESSIVE GROWTH PORTFOLIO
                                                                        ---------------------------
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                             1998          1997
                                                                        ------------- -------------
Net asset value, beginning of year ....................................  $    16.04    $    14.18
 Income from operations:
  Net investment income (loss) ........................................       (0.04)        (0.01)
  Net realized and unrealized gain (loss) on investments ..............        7.68          3.44
                                                                         ----------    ----------
   Net income (loss) from operations ..................................        7.64          3.43
                                                                         ----------    ----------
 Distributions:
  Dividends from net investment income ................................        0.00          0.00
  Dividends in excess of net investment income ........................       (0.05)        (0.42)
  Distributions from net realized gains on investments ................       (1.19)        (1.15)
  Distributions in excess of net realized gains on investments ........        0.00          0.00
                                                                         ----------    ----------
   Total distributions ................................................       (1.24)        (1.57)
                                                                         ----------    ----------
Net asset value, end of year ..........................................  $    22.44    $    16.04
                                                                         ==========    ==========
Total return (a) ......................................................       48.69 %       24.25 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................  $  574,164    $  336,166
  Ratio of expenses to average net assets (b) .........................        0.91 %        0.96 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.21)%       (0.06)%
  Portfolio turnover rate (a) .........................................      117.44 %      136.18 %

                                                                              AGGRESSIVE GROWTH PORTFOLIO
                                                                        ----------------------------------------
                                                                                      DECEMBER 31,
                                                                        ----------------------------------------
                                                                             1996          1995       1994 (c)
                                                                        ------------- ------------- ------------
Net asset value, beginning of year ....................................  $    13.25    $     9.86    $   10.00
 Income from operations:
  Net investment income (loss) ........................................       (0.01)        (0.06)        0.02
  Net realized and unrealized gain (loss) on investments ..............        1.38          3.96        (0.14)
                                                                         ----------    ----------    ---------
   Net income (loss) from operations ..................................        1.37          3.90        (0.12)
                                                                         ----------    ----------    ---------
 Distributions:
  Dividends from net investment income ................................        0.00          0.00        (0.02)
  Dividends in excess of net investment income ........................       (0.19)         0.00         0.00
  Distributions from net realized gains on investments ................       (0.25)        (0.51)        0.00
  Distributions in excess of net realized gains on investments ........        0.00          0.00         0.00
                                                                         ----------    ----------    ---------
   Total distributions ................................................       (0.44)        (0.51)       (0.02)
                                                                         ----------    ----------    ---------
Net asset value, end of year ..........................................  $    14.18    $    13.25    $    9.86
                                                                         ==========    ==========    =========
Total return (a) ......................................................       10.45 %       38.02 %      (1.26)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................  $  220,552    $  158,534    $  38,826
  Ratio of expenses to average net assets (b) .........................        0.98 %        1.07 %       1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....       (0.10)%       (0.48)%      (0.20)%
  Portfolio turnover rate (a) .........................................      101.28 %      108.04 %      89.73 %

                                                                            BALANCED PORTFOLIO
                                                                        ---------------------------
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                             1998          1997
                                                                        ------------- -------------
Net asset value, beginning of year ....................................    $ 12.01       $ 11.39
 Income from operations:
  Net investment income (loss) ........................................       0.35          0.38
  Net realized and unrealized gain (loss) on investments ..............       0.47          1.56
                                                                           -------       -------
   Net income (loss) from operations ..................................       0.82          1.94
                                                                           -------       -------
 Distributions:
  Dividends from net investment income ................................      (0.28)        (0.36)
  Dividends in excess of net investment income ........................       0.00         (0.30)
  Distributions from net realized gains on investments ................       0.00         (0.66)
  Distributions in excess of net realized gains on investments ........      (0.01)         0.00
                                                                           -------       -------
   Total distributions ................................................      (0.29)        (1.32)
                                                                           -------       -------
Net asset value, end of year ..........................................    $ 12.54       $ 12.01
                                                                           =======       =======
Total return (a) ......................................................       6.93 %       17.10 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 95,000      $73,451
  Ratio of expenses to average net assets (b) .........................       0.91 %        0.94 %
  Ratio of net investment income (loss) to average net assets (b) .....       2.89 %        3.13 %
  Portfolio turnover rate (a) .........................................      83.94 %       77.06 %

                                                                                  BALANCED PORTFOLIO
                                                                        ---------------------------------------
                                                                                     DECEMBER 31,
                                                                        ---------------------------------------
                                                                            1996          1995       1994 (c)
                                                                        ------------ ------------- ------------
Net asset value, beginning of year ....................................   $ 10.63       $  9.24     $   10.00
 Income from operations:
  Net investment income (loss) ........................................      0.34          0.44          0.34
  Net realized and unrealized gain (loss) on investments ..............      0.80          1.38         (0.76)
                                                                          -------       -------     ---------
   Net income (loss) from operations ..................................      1.14          1.82         (0.42)
                                                                          -------       -------     ---------
 Distributions:
  Dividends from net investment income ................................     (0.28)        (0.43)        (0.34)
  Dividends in excess of net investment income ........................      0.00          0.00          0.00
  Distributions from net realized gains on investments ................     (0.10)         0.00          0.00
  Distributions in excess of net realized gains on investments ........      0.00          0.00          0.00
                                                                          -------       -------     ---------
   Total distributions ................................................     (0.38)        (0.43)        (0.34)
                                                                          -------       -------     ---------
Net asset value, end of year ..........................................   $ 11.39       $ 10.63     $    9.24
                                                                          =======       =======     =========
Total return (a) ......................................................     10.72 %       19.80 %       (5.73)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................   $49,331       $31,114     $  19,422
  Ratio of expenses to average net assets (b) .........................      0.97 %        0.97 %        1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....      3.14 %        4.38 %        4.27 %
  Portfolio turnover rate (a) .........................................     76.90 %       98.55 %       57.73 %

The notes to the financial statements are an integral part of this report.

                                                         1998 ANNUAL REPORT  101

FINANCIAL HIGHLIGHTS*
FOR THE YEAR ENDED

                                                                         GROWTH & INCOME PORTFOLIO
                                                                        ---------------------------
                                                                               DECEMBER 31,
                                                                        ---------------------------
                                                                             1998          1997
                                                                        ------------- -------------
Net asset value, beginning of year ....................................    $ 12.56      $  11.76
 Income from operations:
  Net investment income (loss) ........................................       0.53          0.49
  Net realized and unrealized gain (loss) on investments ..............      (0.16)         2.35
                                                                           -------      --------
   Net income (loss) from operations ..................................       0.37          2.84
                                                                           -------      --------
 Distributions:
  Dividends from net investment income ................................      (0.55)        (0.43)
  Dividends in excess of net investment income ........................       0.00         (0.59)
  Distributions from net realized gains on investments ................      (0.10)        (1.02)
  Distributions in excess of net realized gains on investments ........       0.00          0.00
                                                                           -------      --------
   Total distributions ................................................      (0.65)        (2.04)
                                                                           -------      --------
Net asset value, end of year ..........................................    $ 12.28      $  12.56
                                                                           =======      ========
Total return (a) ......................................................       3.05 %       24.65 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 87,616     $ 60,492
  Ratio of expenses to average net assets (b) .........................       0.90 %        0.96 %
  Ratio of net investment income (loss) to average net assets (b) .....       4.35 %        3.84 %
  Portfolio turnover rate (a) .........................................      97.17 %      155.77 %

                                                                               GROWTH & INCOME PORTFOLIO
                                                                        ----------------------------------------
                                                                                      DECEMBER 31,
                                                                        ----------------------------------------
                                                                             1996          1995       1994 (c)
                                                                        ------------- ------------- ------------
Net asset value, beginning of year ....................................    $ 11.12       $  9.30     $   10.00
 Income from operations:
  Net investment income (loss) ........................................       0.42          0.46          0.43
  Net realized and unrealized gain (loss) on investments ..............       0.87          1.93         (0.70)
                                                                           -------       -------     ---------
   Net income (loss) from operations ..................................       1.29          2.39         (0.27)
                                                                           -------       -------     ---------
 Distributions:
  Dividends from net investment income ................................      (0.33)        (0.46)        (0.43)
  Dividends in excess of net investment income ........................       0.00          0.00          0.00
  Distributions from net realized gains on investments ................      (0.32)        (0.11)         0.00
  Distributions in excess of net realized gains on investments ........       0.00          0.00          0.00
                                                                           -------       -------     ---------
   Total distributions ................................................      (0.65)        (0.57)        (0.43)
                                                                           -------       -------     ---------
Net asset value, end of year ..........................................    $ 11.76       $ 11.12     $    9.30
                                                                           =======       =======     =========
Total return (a) ......................................................      11.64 %       25.25 %       (4.58)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $38,115       $24,607     $  10,482
  Ratio of expenses to average net assets (b) .........................       1.00 %        1.00 %        1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....       3.73 %        4.56 %        5.36 %
  Portfolio turnover rate (a) .........................................      68.53 %       78.34 %       36.13 %

                                                                        TACTICAL ASSET
                                                                          ALLOCATION
                                                                          PORTFOLIO
                                                                        --------------
                                                                         DECEMBER 31,
                                                                        --------------
                                                                             1998
                                                                        --------------
Net asset value, beginning of year ....................................    $  13.61
 Income from operations:
  Net investment income (loss) ........................................        0.41
  Net realized and unrealized gain (loss) on investments ..............        0.71
                                                                           --------
   Net income (loss) from operations ..................................        1.12
                                                                           --------
 Distributions:
  Dividends from net investment income ................................       (0.39)
  Dividends in excess of net investment income ........................        0.00
  Distributions from net realized gains on investments ................       (0.99)
  Distributions in excess of net realized gains on investments ........        0.00
                                                                           --------
   Total distributions ................................................       (1.38)
                                                                           --------
Net asset value, end of year ..........................................    $  13.35
                                                                           ========
Total return (a) ......................................................        8.33 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $ 365,738
  Ratio of expenses to average net assets (b) .........................        0.86 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.93 %
  Portfolio turnover rate (a) .........................................       76.62 %

                                                                            TACTICAL ASSET ALLOCATION PORTFOLIO
                                                                        --------------------------------------------
                                                                                        DECEMBER 31,
                                                                        --------------------------------------------
                                                                             1997           1996         1995 (d)
                                                                        -------------- -------------- --------------
Net asset value, beginning of year ....................................    $  12.61       $  11.49       $  10.00
 Income from operations:
  Net investment income (loss) ........................................        0.36           0.33           0.41
  Net realized and unrealized gain (loss) on investments ..............        1.72           1.33           1.93
                                                                           --------       --------       --------
   Net income (loss) from operations ..................................        2.08           1.66           2.34
                                                                           --------       --------       --------
 Distributions:
  Dividends from net investment income ................................       (0.33)         (0.30)         (0.41)
  Dividends in excess of net investment income ........................       (0.19)          0.00           0.00
  Distributions from net realized gains on investments ................       (0.56)         (0.24)         (0.44)
  Distributions in excess of net realized gains on investments ........        0.00           0.00           0.00
                                                                           --------       --------       --------
   Total distributions ................................................       (1.08)         (0.54)         (0.85)
                                                                           --------       --------       --------
Net asset value, end of year ..........................................    $  13.61       $  12.61       $  11.49
                                                                           ========       ========       ========
Total return (a) ......................................................       16.59 %        14.42 %        20.09 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $302,745       $206,172       $120,531
  Ratio of expenses to average net assets (b) .........................        0.87 %         0.90 %         0.93 %
  Ratio of net investment income (loss) to average net assets (b) .....        2.65 %         2.78 %         3.76 %
  Portfolio turnover rate (a) .........................................       63.76 %        98.97 %        38.68 %

The notes to the financial statements are an integral part of this report.

102  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS*
FOR THE YEAR ENDED

                                                                                     C.A.S.E. GROWTH PORTFOLIO
                                                                        ---------------------------------------------------
                                                                                           DECEMBER 31,
                                                                        ---------------------------------------------------
                                                                            1998         1997         1996       1995 (e)
                                                                        ------------ ------------ ------------ ------------
Net asset value, beginning of year ....................................   $  14.01     $  13.42     $  11.66     $  10.00
 Income from operations:
  Net investment income (loss) ........................................       0.02         0.04         0.12         0.12
  Net realized and unrealized gain (loss) on investments ..............       0.31         1.95         1.92         2.49
                                                                          --------     --------     --------     --------
   Net income (loss) from operations ..................................       0.33         1.99         2.04         2.61
                                                                          --------     --------     --------     --------
 Distributions:
  Dividends from net investment income ................................      (0.36)       (0.03)       (0.05)       (0.12)
  Dividends in excess of net investment income ........................      (0.90)       (1.23)        0.00         0.00
  Distributions from net realized gains on investments ................      (0.09)       (0.14)       (0.23)       (0.83)
  Distributions in excess of net realized gains on investments ........       0.00         0.00         0.00         0.00
                                                                          --------     --------     --------     --------
   Total distributions ................................................      (1.35)       (1.40)       (0.28)       (0.95)
                                                                          --------     --------     --------     --------
Net asset value, end of year ..........................................   $  12.99     $  14.01     $  13.42     $  11.66
                                                                          ========     ========     ========     ========
Total return (a) ......................................................       2.47 %      15.03 %      17.50 %      20.65 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................   $ 69,401     $ 60,596     $ 26,559     $  2,578
  Ratio of expenses to average net assets (b) .........................       1.00 %       1.00 %       1.00 %       1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....       0.14 %       0.25 %       0.94 %       1.02 %
  Portfolio turnover rate (a) .........................................     205.28 %     196.50 %     160.27 %     121.62 %

                                                                                    GLOBAL SECTOR PORTFOLIO
                                                                          -------------------------------------------
                                                                                         DECEMBER 31,
                                                                          -------------------------------------------
                                                                               1998            1997         1996 (f)
                                                                          -------------   -------------   -----------
Net asset value, beginning of year ....................................      $ 10.37         $ 10.55        $ 10.00
 Income from operations:
  Net investment income (loss) ........................................         0.16            0.14           0.06
  Net realized and unrealized gain (loss) on investments ..............         0.85            0.23           0.55
                                                                             -------         -------        -------
   Net income (loss) from operations ..................................         1.01            0.37           0.61
                                                                             -------         -------        -------
 Distributions:
  Dividends from net investment income ................................        (0.19)          (0.13)         (0.02)
  Dividends in excess of net investment income ........................         0.00           (0.38)          0.00
  Distributions from net realized gains on investments ................        (0.09)          (0.04)         (0.04)
  Distributions in excess of net realized gains on investments ........        (0.04)           0.00           0.00
                                                                             -------         -------        -------
   Total distributions ................................................        (0.32)          (0.55)         (0.06)
                                                                             -------         -------        -------
Net asset value, end of year ..........................................      $ 11.06         $ 10.37        $ 10.55
                                                                             =======         =======        =======
Total return (a) ......................................................         9.83 %          3.43 %         6.08 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................      $11,604         $12,721        $ 6,986
  Ratio of expenses to average net assets (b) .........................         1.27 %          1.70 %         2.37 %
  Ratio of net investment income (loss) to average net assets (b) .....         1.49 %          1.27 %         0.62 %
  Portfolio turnover rate (a) .........................................        38.57 %         56.26 %        27.58 %

The notes to the financial statements are an integral part of this report.

                                                         1998 ANNUAL REPORT  103

FINANCIAL HIGHLIGHTS*
FOR THE YEAR ENDED

                                                                                      VALUE EQUITY PORTFOLIO
                                                                          ----------------------------------------------
                                                                                           DECEMBER 31,
                                                                          ----------------------------------------------
                                                                               1998             1997          1996 (f)
                                                                          --------------   --------------   ------------
Net asset value, beginning of year ....................................      $  13.90         $  11.27        $ 10.00
 Income from operations:
  Net investment income (loss) ........................................          0.12             0.12           0.10
  Net realized and unrealized gain (loss) on investments ..............         (0.78)            2.69           1.23
                                                                             --------         --------        -------
   Net income (loss) from operations ..................................         (0.66)            2.81           1.33
                                                                             --------         --------        -------
 Distributions:
  Dividends from net investment income ................................         (0.13)           (0.09)         (0.04)
  Dividends in excess of net investment income ........................         (0.12)           (0.07)          0.00
  Distributions from net realized gains on investments ................         (0.62)           (0.02)         (0.02)
  Distributions in excess of net realized gains on investments ........         (0.25)            0.00           0.00
                                                                             --------         --------        -------
   Total distributions ................................................         (1.12)           (0.18)         (0.06)
                                                                             --------         --------        -------
Net asset value, end of year ..........................................      $  12.12         $  13.90        $ 11.27
                                                                             ========         ========        =======
Total return (a) ......................................................         (4.78)%          25.04 %        13.19 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................      $157,157         $173,435        $49,394
  Ratio of expenses to average net assets (b) .........................          0.89 %           0.89 %         1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....          0.89 %           0.90 %         0.89 %
  Portfolio turnover rate (a) .........................................         43.60 %          17.28 %         7.93 %

                                                                             INTERNATIONAL EQUITY
                                                                                  PORTFOLIO
                                                                          --------------------------
                                                                                 DECEMBER 31,
                                                                          --------------------------
                                                                              1998         1997 (g)
                                                                          ------------   -----------
Net asset value, beginning of year ....................................     $ 10.70        $ 10.00
 Income from operations:
  Net investment income (loss) ........................................        0.03           0.02
  Net realized and unrealized gain (loss) on investments ..............        1.35           0.73
                                                                            -------        -------
   Net income (loss) from operations ..................................        1.38           0.75
                                                                            -------        -------
 Distributions:
  Dividends from net investment income ................................       (0.01)         (0.01)
  Dividends in excess of net investment income ........................        0.00          (0.04)
  Distributions from net realized gains on investments ................        0.00           0.00
  Distributions in excess of net realized gains on investments ........        0.00           0.00
                                                                            -------        -------
   Total distributions ................................................       (0.01)         (0.05)
                                                                            -------        -------
Net asset value, end of year ..........................................     $ 12.07        $ 10.70
                                                                            =======        =======
Total return (a) ......................................................       12.85 %         7.50 %
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................     $32,149        $19,795
  Ratio of expenses to average net assets (b) .........................        1.50 %         1.50 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.30 %         0.18 %
  Portfolio turnover rate (a) .........................................       71.74 %        54.33 %

The notes to the financial statements are an integral part of this report.

104  WRL SERIES FUND, INC.

FINANCIAL HIGHLIGHTS*
FOR THE YEAR ENDED

                                                                                    U.S.              THIRD AVENUE   REAL ESTATE
                                                                                   EQUITY                 VALUE       SECURITIES
                                                                                 PORTFOLIO              PORTFOLIO     PORTFOLIO
                                                                        ---------------------------- -------------- -------------
                                                                                DECEMBER 31,          DECEMBER 31,   DECEMBER 31,
                                                                        ---------------------------- -------------- -------------
                                                                             1998         1997 (g)      1998 (h)       1998 (i)
                                                                        -------------- ------------- -------------- -------------
Net asset value, beginning of year ....................................    $  12.23       $ 10.00       $ 10.00       $   10.00
 Income from operations:
  Net investment income (loss) ........................................        0.09          0.09          0.06            0.36
  Net realized and unrealized gain (loss) on investments ..............        2.69          2.60         (0.74)          (1.85)
                                                                           --------       -------       -------       ---------
   Net income (loss) from operations ..................................        2.78          2.69         (0.68)          (1.49)
                                                                           --------       -------       -------       ---------
 Distributions:
  Dividends from net investment income ................................       (0.15)        (0.04)        (0.03)           0.00
  Dividends in excess of net investment income ........................       (0.33)        (0.38)         0.00            0.00
  Distributions from net realized gains on investments ................       (0.11)        (0.04)         0.00            0.00
  Distributions in excess of net realized gains on investments ........        0.00          0.00          0.00            0.00
                                                                           --------       -------       -------       ---------
   Total distributions ................................................       (0.59)        (0.46)        (0.03)           0.00
                                                                           --------       -------       -------       ---------
Net asset value, end of year ..........................................    $  14.42       $ 12.23       $  9.29       $    8.51
                                                                           ========       =======       =======       =========
Total return (a) ......................................................       22.87 %       27.01 %       (6.84)%        (14.93)%
Ratios and supplemental data:
  Net assets at end of year (in thousands) ............................    $110,803       $42,951       $18,206       $   2,414
  Ratio of expenses to average net assets (b) .........................        1.05 %        1.30 %        1.00 %          1.00 %
  Ratio of net investment income (loss) to average net assets (b) .....        0.67 %        0.75 %        0.63 %          6.03 %
  Portfolio turnover rate (a) .........................................       63.08 %       92.35 %        4.35 %        100.80 %

NOTES TO FINANCIAL HIGHLIGHTS:

* Per share information has been computed using average shares outstanding throughout each year.
  See Note 6.

(a) Not annualized for periods of less than one full year.
(b) Annualized for periods of less than one full year.
(c) The inception of this Portfolio was March 1, 1994.
(d) The inception of this Portfolio was January 3, 1995.
(e) The inception of this Portfolio was May 1, 1995.
(f) The inception of this Portfolio was May 1, 1996.
(g) The inception of this Portfolio was January 2, 1997.
(h) The inception of this Portfolio was January 2, 1998.
(i) The inception of this Portfolio was May 1, 1998.

The notes to the financial statements are an integral part of this report.

                                                         1998 ANNUAL REPORT  105

NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 1 -- ORGANIZATION AND SUMMARY OF
          SIGNIFICANT ACCOUNTING POLICIES

The WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio") is a diversified, open-end, investment management company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated on August 21, 1985, as a Maryland corporation and serves as a funding vehicle for the Separate Accounts of Western Reserve Life Assurance Co. of Ohio ("WRL") and certain of its affiliates. See the prospectus and the Statement of Additional Information for a description of each portfolio's investment objective.

  The following is a summary of significant accounting policies followed consistently by the Fund in accordance with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS

The securities held by the Money Market Portfolio are valued on the basis of amortized cost which approximates market value.

  Securities held by the remaining Portfolios are valued at market value, except for short-term debt securities. Securities are valued at the last reported sales price on the securities exchange on which the issue is principally traded, or if no sale is reported for a stock, the latest bid price is used. Stocks traded in the over-the-counter market are valued at the last quoted bid prices. Bonds are valued using prices quoted by independent pricing services. Short-term debt securities maturing in 60 days or less are valued based on amortized cost, which approximates market value. Other securities for which quotations may not be readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Security gains and losses are calculated on the first-in, first-out basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily, commencing on the settlement date.

C. FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment is acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Net foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, gains and losses on forward foreign currency contracts and the difference between the amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received. Foreign denominated assets may involve risks not typically associated with domestic transactions including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

D. FORWARD FOREIGN CURRENCY CONTRACTS

The Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities denominated in foreign currencies. Forward foreign currency contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed the Portfolios record a realized gain or loss. The open forward currency contracts at December 31, 1998, are listed in
Note 5. Risks may arise from the changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

E. FUTURES CONTRACTS

The Fund is authorized to enter into stock index or U.S. Treasury securities futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. The underlying face amounts at value of any open futures contracts at December 31, 1998, are listed in Note 5. The variation margin receivable or payable, as applicable, is included in the accompanying Statement of Assets and Liabilities. The primary risk associated with the use of futures contracts is imperfect correlation between the

106  WRL SERIES FUND, INC.

DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 1 -- (CONTINUED)

change in the value of the futures contracts and the market value of the securities held by the Portfolio.

F. SECURITIES LENDING

The Fund derives income from its securities lending activities. For securities loaned, collateral values are continuously maintained at not less than 100 % by pricing both the securities loaned and the collateral daily. During the year ended December 31, 1998, the following amounts of income, net of related expenses, resulting from securities lending activities are included in interest income:


PORTFOLIO                              INCOME
-----------------------------------   -------
Bond ..............................   $  72
Growth ............................     305
Global ............................     412
Strategic Total Return ............     203
Emerging Growth ...................     458
Aggressive Growth .................     152
Balanced ..........................      81
Growth & Income ...................      17
Tactical Asset Allocation .........      89
C.A.S.E. Growth ...................      35
Value Equity ......................      13

G. FEDERAL INCOME TAXES

It is the Fund's policy to distribute substantially all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. Pursuant to Code Section 4982(f), regulated investment companies serving as funding vehicles for life insurance company separate accounts are not subject to excise tax distribution requirements. Accordingly, no provision for Federal income taxes has been made.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

  Reclassifications between undistributed net investment income ("UNII"), undistributed net realized capital gains ("UNCG") and additional paid-in capital accounts are made to reflect income and gains available for distribution under Federal tax regulations. Net investment income, net realized gains and net assets were not effected by these reclassifications.

  The Portfolios and the amounts of the reclassifications are as follows:


PORTFOLIO                                 UNII            UNCG
-----------------------------------   ------------   -------------
Growth ............................   $ (3,397)      $  3,397
Global ............................    (17,536)        17,536
Strategic Total Return ............        243           (243)
Aggressive Growth .................     10,595        (10,595)
Balanced ..........................       (635)           635
Growth & Income ...................        424           (424)
Tactical Asset Allocation .........        862           (862)
C.A.S.E. Growth ...................      8,365         (8,365)
Global Sector .....................         95            (95)
Value Equity ......................      2,107         (2,107)
International Equity ..............        (27)            27
U.S. Equity .......................      3,555         (3,555)
Third Avenue Value ................        292           (292)

  In addition, reclassifications were made in the Global and Emerging Growth Portfolios for $ 13,496 and $ 2,434, respectively, increasing UNII and decreasing additional paid-in capital.

H. DIVIDENDS AND DISTRIBUTIONS

Dividends of the Money Market Portfolio are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining Portfolios are typically declared and reinvested annually. Dividends and distributions of the Fund are generally paid to and reinvested by the Separate Accounts on the next business day after the ex-date.

  An investment in a real estate investment trust ("REIT") equity security may result in the receipt of income in excess of the security's earnings. This excess amount may not be determinable at the time of receipt. Amounts distributed which are subsequently determined to exceed the security's earnings would constitute a return of capital to the Fund shareholders for federal income tax purposes.

I. EXPENSE OFFSET ARRANGEMENT

Fees paid indirectly, in the accompanying Statement of Operations, represent reductions in custody expenses in lieu of interest

                                                          1998 ANNUAL REPORT 107

DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 1 -- (CONTINUED)

income earned on incidental uninvested cash balances. Such fees have been added to custody fees to reflect total Fund expenses.

J. INVESTMENT RISK

There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. The Real Estate Securities Portfolio invests primarily in real estate related securities. As a result, the net asset value can be expected to change in light of factors affecting the real estate industry. These factors include economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Real Estate Securities Portfolio's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

K. REPURCHASE AGREEMENTS

Subject to a Portfolio's investment restrictions and policies, a Portfolio may enter into repurchase agreements. The Portfolio, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100 % of the resale price.

NOTE 2 -- INVESTMENT ADVISORY AND
          TRANSACTIONS WITH AFFILIATES

WRL Investment Management, Inc. ("WRL Management") is the investment adviser for the Fund. WRL Investment Services, Inc. ("WRL Services") provides the Fund with administrative and transfer agency services. InterSecurities, Inc. ("ISI") is the Fund's distributor. WRL Management and WRL Services are wholly owned subsidiaries of WRL, which is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation. In addition, ISI is an indirect wholly owned subsidiary of AEGON NV.

A. INVESTMENT ADVISORY FEES

The Portfolios pay advisory fees at the following annual rate to WRL Management as a percentage of the average daily net assets of the respective Portfolio. WRL Management currently voluntarily waives its advisory fees to the extent a Portfolio's normal operating expenses exceed the stated annual limit.


PORTFOLIO                              ADVISORY FEE     EXPENSE LIMIT
-----------------------------------   --------------   --------------
Money Market ......................         0.40 %            0.70 %
Bond ..............................         0.45 %            0.70 %




PORTFOLIO                              ADVISORY FEE     EXPENSE LIMIT
-----------------------------------   --------------   --------------
Growth* ...........................         0.78 %            1.00 %
Global ............................         0.80 %            1.00 %
Strategic Total Return ............         0.80 %            1.00 %
Emerging Growth ...................         0.80 %            1.00 %
Aggressive Growth .................         0.80 %            1.00 %
Balanced ..........................         0.80 %            1.00 %
Growth & Income ...................         0.75 %            1.00 %
Tactical Asset Allocation .........         0.80 %            1.00 %
C.A.S.E. Growth ...................         0.80 %            1.00 %
Global Sector .....................         0.80 %             n/a
Value Equity ......................         0.80 %            1.00 %
International Equity ..............         1.00 %            1.50 %
U.S. Equity .......................         0.80 %            1.30 %
Third Avenue Value ................         0.80 %            1.00 %
Real Estate Securities ............         0.80 %            1.00 %

* The Growth Portfolio's advisory fee reflects 0.80 % of the average daily net assets for the period prior to May 1, 1998, and 0.775 % of the first $ 3 billion of average daily net assets and 0.75 % of the average daily net assets in excess of $ 3 billion for the period May 1, 1998 to December 31, 1998.

B. SUB-ADVISERS

WRL Management has entered into sub-advisory agreements with various management companies ("Sub-Advisers") to provide investment services to the Portfolios and compensates the Sub-Advisers as described in the prospectus.

  Effective January 1, 1998, the Sub-Adviser for the Bond Portfolio changed from Janus Capital Corporation to AEGON USA Investment Management, Inc. ("AEGON Management"). AEGON Management is also the Sub-Adviser to the Balanced Portfolio and is an indirect wholly owned subsidiary of AEGON NV. Scottish Equitable Investment Management, Ltd. is a Sub-Adviser to the International Equity Portfolio and is also an indirect wholly owned subsidiary of AEGON NV.

  The Sub-Advisers may occasionally place portfolio business with affiliated brokers of WRL Management or a Sub-Adviser. The Fund has been informed that brokerage commissions were paid to affiliated brokers of WRL Management or the Sub-Adviser during the year ended December 31, 1998, as follows:


PORTFOLIO                       COMMISSIONS
----------------------------   ------------
Emerging Growth ............       $   1
Aggressive Growth ..........         912
Third Avenue Value .........          21

108  WRL SERIES FUND, INC.

DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 2 -- (CONTINUED)

C. INVESTMENT IN AFFILIATES

The Fund held the following investments in affiliates at December 31, 1998.

                                                       MARKET
                             SHARES        COST         VALUE
                             --------   ----------   ----------
Global Portfolio:
 AEGON NV ................       24     $ 2,276      $ 2,910
Emerging Growth Portfolio:
 Providian Financial
 Corporation .............      230       9,858       17,249


                                                              1998
                                      1998       1998       DIVIDEND
                                   PURCHASES    SALES        INCOME
                                  ----------- ---------   ------------
Global Portfolio:
 AEGON NV .......................   $ 2,276    $     0     $       0
 Nortel Inversora S.A. - ADR.....         0      2,970            23
Emerging Growth Portfolio:
 Providian Financial
 Corporation ....................     7,418          0            22
U.S. Equity Portfolio:
 AEGON NV .......................         2         23             0
 Providian Financial
 Corporation ....................         0       0.18             0

D. ADMINISTRATIVE SERVICES

The Portfolios are charged for expenses that specifically relate to their individual operations. All other operating expenses of the Fund that are not attributable to a specific Portfolio are allocated based upon the proportionate number of policy and contract owners of the underlying Separate Accounts. WRL Services directly incurs and pays these operating expenses relating to the Fund, which subsequently reimburses WRL Services.

E. PLAN OF DISTRIBUTION

Effective January 1, 1997, the Fund adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Distribution Plan") and pursuant to the Distribution Plan, has entered into a Distribution Agreement with ISI.

  Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing such Portfolio's shares, up to a maximum rate of 0.15% on an annualized basis of the average daily net assets.

  ISI has determined that it will not seek payment by the Fund of the distribution expenses incurred with respect to any Portfolio during the fiscal year ended December 31, 1998. Prior to ISI seeking reimbursement of future expenses, policy and contract owners will be notified in advance.

F. DEFERRED COMPENSATION PLAN

Each eligible Director of the Fund who is not an officer or affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Deferred Compensation Plan for Directors of the WRL Series Fund, Inc. (the "Plan"). Under the Plan, such directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred amounts may be invested in any Portfolio of the IDEX Series Fund, an affiliate of the Fund. At December 31, 1998, the market value of invested plan amounts was $ 66. Invested plan amounts and the total liability for deferred compensation to the Directors under the Plan at December 31, 1998 is included in Net assets in the accompanying Statement of Assets and Liabilities.

                                                          1998 ANNUAL REPORT 109

DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 3 -- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 1998, are summarized as follows:

                                                       MONEY
                                                       MARKET           BOND            GROWTH       GLOBAL
                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO     PORTFOLIO
Purchases of securities:
 Long-term excluding U.S. Government ............   $         0     $     80,468     $  744,656    $ 789,469
 U.S. Government ................................     1,777,014          453,744        921,603      149,721
Proceeds from maturities and sales of securities:
 Long-term excluding U.S. Government ............             0           27,859        871,896      816,646
 U.S. Government ................................     1,765,195          509,307        788,175      100,600

                                                     STRATEGIC       EMERGING      AGGRESSIVE
                                                   TOTAL RETURN       GROWTH         GROWTH       BALANCED
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
Purchases of securities:
 Long-term excluding U.S. Government ............  $   264,144     $   677,784    $  533,491     $  66,490
 U.S. Government ................................       33,527       8,775,532             0        20,527
Proceeds from maturities and sales of securities:
 Long-term excluding U.S. Government ............      219,945         640,486       474,098        52,844
 U.S. Government ................................       50,196       8,775,356             0        15,743

                                                     GROWTH &      TACTICAL ASSET     C.A.S.E.       GLOBAL
                                                      INCOME         ALLOCATION        GROWTH        SECTOR
                                                     PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
Purchases of securities:
 Long-term excluding U.S. Government ............  $    88,008       $   241,894    $  133,378     $   4,517
 U.S. Government ................................       10,354            34,668             0             0
Proceeds from maturities and sales of securities:
 Long-term excluding U.S. Government ............       59,142           185,344       121,506         6,057
 U.S. Government ................................       10,937            51,169             0             0

                                                           VALUE       INTERNATIONAL                  THIRD AVENUE
                                                          EQUITY           EQUITY       U.S. EQUITY       VALUE
                                                         PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO (a)
Purchases of securities:
 Long-term excluding U.S. Government ................  $    70,507      $    28,154     $   92,791      $  17,215
 U.S. Government ....................................       21,613                0              0              0
Proceeds from maturities and sales of securities:
 Long-term excluding U.S. Government ................       70,581           18,466         40,553            463
 U.S. Government ....................................       18,938                0              0              0

                                                     REAL ESTATE
                                                     SECURITIES
                                                    PORTFOLIO (b)
Purchases of securities:
 Long-term excluding U.S. Government ............   $     4,311
 U.S. Government ................................             0
Proceeds from maturities and sales of securities:
 Long-term excluding U.S. Government ............         1,649
 U.S. Government ................................             0

(a) The inception date of this Portfolio was January 2, 1998. (b) The inception date of this Portfolio was May 1, 1998.

110  WRL SERIES FUND, INC.

DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 4 -- FEDERAL INCOME TAX MATTERS

The income, expenses, gains and losses on security transactions attributed to each Portfolio for accounting purposes are also attributed to that Portfolio for Federal income tax purposes. Gains and losses on forward currency contracts, if applicable, are treated as ordinary income for Federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

 Each Portfolio has and will continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, and accordingly, has made or intends to make sufficient distributions of net investment income and net realized gains, if any, to relieve it from all Federal and state income taxes and Federal excise taxes.

 The net capital loss carryforwards noted below as of December 31, 1998, if applicable, are available to offset future realized capital gains through the periods listed. Each Portfolio will elect to treat the net capital losses incurred in the two month period prior to December 31, 1998, (Post-October Losses Deferred), if applicable, as having been incurred in the following fiscal year.

                                                   PRIOR YEAR
                                 POST-OCTOBER   NET CAPITAL LOSS   DECEMBER 31, 1998           NET CAPITAL LOSS
                                    LOSSES        CARRYFORWARD      NET CAPITAL LOSS             CARRYFORWARD
PORTFOLIO                          DEFERRED         UTILIZED          CARRYFORWARD            AVAILABLE THROUGH
------------------------------- -------------- ------------------ ------------------- ---------------------------------
Money Market ..................     $    0           $    0             $     0                     $ 0
Bond ..........................          0            1,856               4,326       4,065 through December 31, 2002
                                                                                        261 through December 31, 2005
Growth ........................          0                0                   0                     n/a
Global ........................      3,455                0                   0                     n/a
Strategic Total Return ........          0                0                   0                     n/a
Emerging Growth ...............          0                0                   0                     n/a
Aggressive Growth .............          0                0                   0                     n/a
Balanced ......................        641                0               2,133              December 31, 2006
Growth & Income ...............          0                0                   0                     n/a
Tactical Asset Allocation .....          0                0                   0                     n/a
C.A.S.E. Growth ...............        728                0                   0                     n/a
Global Sector .................        132                0                   0                     n/a
Value Equity ..................      5,333                0                   0                     n/a
International Equity ..........        203                0                 545        105 through December 31, 2005
                                                                                       440 through December 31, 2006
U.S. Equity ...................          0                0                   0                     n/a
Third Avenue Value ............          0                0                   0                     n/a
Real Estate Securities ........          5                0                  75              December 31, 2006

                                                         1998 ANNUAL REPORT  111

DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 4 -- (CONTINUED)

The aggregate cost of investments and composition of unrealized appreciation (depreciation) for Federal income tax purposes as of December 31, 1998, are as follows:

                                                                                           NET UNREALIZED
                                       FEDERAL TAX      UNREALIZED        UNREALIZED        APPRECIATION
PORTFOLIO                               COST BASIS     APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
-----------------------------------   -------------   --------------   ----------------   ---------------
Money Market ......................    $  168,507              n/a              n/a                n/a
Bond ..............................       160,238       $    5,482        $    (142)        $    5,340
Growth ............................     1,491,590        1,531,762           (1,469)         1,530,293
Global ............................       762,061          329,418          (18,741)           310,677
Strategic Total Return ............       496,617          118,177           (9,406)           108,771
Emerging Growth ...................       528,045          337,276           (6,938)           330,338
Aggressive Growth .................       392,267          183,435           (1,273)           182,162
Balanced ..........................        81,102           14,254             (786)            13,468
Growth & Income ...................        84,555            5,145           (2,094)             3,051
Tactical Asset Allocation .........       338,988           47,397          (23,677)            23,720
C.A.S.E. Growth ...................        77,291            5,592          (12,643)            (7,051)
Global Sector .....................        10,776            1,552             (877)               675
Value Equity ......................       156,170           22,466          (21,622)               844
International Equity ..............        27,491            4,452           (1,587)             2,865
U.S. Equity .......................        93,266           14,007           (2,625)            11,382
Third Avenue Value ................        17,040            1,282           (2,733)            (1,451)
Real Estate Securities ............         2,575               15             (279)              (264)

112  WRL SERIES FUND, INC.

DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 5 -- COMMITMENTS

The Fund is authorized to enter into foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment in securities denominated in foreign currencies. All foreign exchange contracts are marked-to-market daily at the applicable foreign exchange rates and the resulting unrealized gains or losses recorded in the Fund's financial statements. These gains and losses are realized when the contract is extinguished either by entering into a closing transaction or by delivery of the currency. The risks that may arise from these contracts are the potential inability of the counterparties to meet the terms of their contracts, and from unanticipated movements in the currency's value relative to the U.S. dollar.

 The Growth, Global, International Equity and U.S. Equity Portfolios entered into forward foreign currency contracts, which obligate the Fund to deliver currencies at specified future dates. The open contracts at December 31, 1998, are as follows:

                                                                          VALUE IN       NET UNREALIZED
                                                        SETTLEMENT      U.S. DOLLARS      APPRECIATION
CURRENCY                              BOUGHT (SOLD)        DATE        BOUGHT (SOLD)     (DEPRECIATION)
----------------------------------   ---------------   ------------   ---------------   ---------------
Growth Portfolio
 British Pound ...................          (1,000)    04/07/1999       $   (1,659)         $    10
 British Pound ...................         (10,800)    05/13/1999          (17,908)             (45)
 British Pound ...................           3,200     05/13/1999            5,306              (50)
 German Deutschemark .............            (225)    01/21/1999             (135)              (2)
 German Deutschemark .............            (150)    01/22/1999              (90)              (1)
 German Deutschemark .............            (100)    01/25/1999              (60)               0
 German Deutschemark .............            (100)    01/25/1999              (60)               1
 German Deutschemark .............             100     01/25/1999               60                1
 German Deutschemark .............            (100)    01/26/1999              (60)               1
 German Deutschemark .............             (75)    01/26/1999              (45)               1
 Italian Lira ....................     (39,000,000)    01/22/1999          (23,620)             (54)
                                                                        ----------          -------
  Total Growth Portfolio .........                                      $  (38,271)         $  (138)
                                                                        ==========          =======
Global Portfolio
 Austrian Schilling ..............            (780)    01/07/1999       $      (67)         $    (1)
 British Pound ...................         (19,200)    04/07/1999          (31,847)             637
 British Pound ...................         (17,390)    04/07/1999          (28,845)             306
 British Pound ...................          (7,110)    05/06/1999          (11,790)            (102)
 British Pound ...................          (4,000)    05/13/1999           (6,632)             (17)
 Dutch Guilder ...................          (9,000)    01/21/1999           (4,802)             (94)
 Dutch Guilder ...................          (5,000)    01/22/1999           (2,668)             (22)
 Dutch Guilder ...................         (35,000)    01/26/1999          (18,680)              28
 Dutch Guilder ...................          (8,700)    01/27/1999           (4,643)            (112)
 French Franc ....................            (321)    01/29/1999              (58)               0
 French Franc ....................              87     01/29/1999               16                0
 German Deutschemark .............          (6,000)    01/22/1999           (3,606)               3
 German Deutschemark .............         (13,500)    01/25/1999           (8,114)             103
 German Deutschemark .............          (5,000)    01/26/1999           (3,005)             (59)

                                                         1998 ANNUAL REPORT  113

DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 5 -- (CONTINUED)

                                                                                                  VALUE IN     NET UNREALIZED
                                                                                  SETTLEMENT    U.S. DOLLARS    APPRECIATION
CURRENCY                                                          BOUGHT (SOLD)      DATE      BOUGHT (SOLD)   (DEPRECIATION)
---------------------------------------------------------------- --------------- ------------ --------------- ---------------
Global Portfolio (continued)

 German Deutschemark ...........................................       (16,000)   01/27/1999    $    (9,618)     $    (215)
 German Deutschemark ...........................................       (31,000)   01/27/1999        (18,634)          (431)
 Italian Lira ..................................................     1,628,436    01/04/1999            985              2
 Japanese Yen ..................................................        55,580    01/05/1999            493             11
 Japanese Yen ..................................................       (51,610)   01/05/1999           (458)           (10)
 Japanese Yen ..................................................    (1,600,000)   02/12/1999        (14,276)          (431)
 Japanese Yen ..................................................    (1,000,000)   02/12/1999         (8,922)          (306)
 Japanese Yen ..................................................      (200,000)   02/12/1999         (1,784)           (62)
 Japanese Yen ..................................................      (100,000)   04/07/1999           (899)          (138)
 Japanese Yen ..................................................       100,000    04/07/1999            899             27
 Japanese Yen ..................................................    (2,345,000)   04/08/1999        (21,080)          (474)
 Japanese Yen ..................................................      (555,000)   04/21/1999         (4,998)           (31)
 Japanese Yen ..................................................    (1,400,000)   05/20/1999        (12,656)          (801)
 Swedish Krona .................................................       (30,000)   03/25/1999         (3,728)            43
 Swedish Krona .................................................       (59,500)   04/07/1999         (7,398)            45
 Swedish Krona .................................................       (20,000)   05/06/1999         (2,490)            77
 Swiss Franc ...................................................           306    01/04/1999            223             (1)
 Swiss Franc ...................................................        (1,600)   04/07/1999         (1,178)            30
 Swiss Franc ...................................................        (3,000)   04/07/1999         (2,208)           (48)
 Swiss Franc ...................................................        (1,500)   04/08/1999         (1,104)            26
                                                                                                -----------      ---------
  Total Global Portfolio .......................................                                $  (233,572)     $  (2,017)
                                                                                                ===========      =========
International Equity Portfolio
 European Currency Unit ........................................          (680)    1/13/1999    $      (799)     $       1
                                                                                                -----------      ---------
  Total International Equity Portfolio .........................                                $      (799)     $       1
                                                                                                ===========      =========
U.S. Equity Portfolio
 British Pound .................................................           (14)     1/5/1999    $       (23)     $       0
                                                                                                -----------      ---------
  Total U.S. Equity Portfolio ..................................                                $       (23)     $       0
                                                                                                ===========      =========

114  WRL SERIES FUND, INC.

DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 5 -- (CONTINUED)

 The U.S. Equity Portfolio entered into S&P 500 futures contracts, which obligate the Fund to settle variation margins in cash daily. Securities with an aggregate market value of $ 1,594 have been segregated with the custodian to cover margin requirements for the following open future contracts at December 31, 1998:

                                                                         NET UNREALIZED
                                         SETTLEMENT       VALUE IN        APPRECIATION
TYPE                       CONTRACTS        DATE        U.S. DOLLARS     (DEPRECIATION)
-----------------------   -----------   ------------   --------------   ---------------
S&P 500 Index .........          13     03/19/1999         $ 4,048           $ 152

 The International Equity Portfolio entered into FTSE 100 Index futures contracts, which obligate the Fund to settle variation margins in cash daily. Cash in the amount of $ 25 is held by the broker to cover margin requirements for the following open future contracts at December 31, 1998:

                                                                          NET UNREALIZED
                                          SETTLEMENT       VALUE IN        APPRECIATION
TYPE                        CONTRACTS        DATE        U.S. DOLLARS     (DEPRECIATION)
------------------------   -----------   ------------   --------------   ---------------
FTSE 100 Index .........           5     03/19/1999         $   17            $  17

NOTE 6 -- FINANCIAL HIGHLIGHTS

The total return set forth in "Financial Highlights" reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable policies or annuity contracts. Where a Portfolio's period from inception is less than one year, the total return shown is not annualized.

 The ratio of expenses to average net assets in the Financial Highlights is net of the advisory fee waiver (see Note 2). Where a Portfolio's period from inception is less than one year, the ratio of expenses to average net assets is annualized. Without the advisory fee waived by WRL the ratio for each period presented would be as follows:

                                                                        DECEMBER 31,
                                          ------------------------------------------------------------------------
PORTFOLIO                                     1998           1997           1996           1995           1994
---------------------------------------   ------------   ------------   ------------   ------------   ------------
Money Market ..........................           *              *              *              *              *
Bond ..................................           *              *              *              *              *
Growth ................................           *              *              *              *              *
Global ................................           *              *              *              *              *
Strategic Total Return ................           *              *              *              *              *
Emerging Growth .......................           *              *              *              *              *
Aggressive Growth (a) .................           *              *              *              *           1.18 %
Balanced (a) ..........................           *              *              *              *           1.34 %
Growth & Income (a) ...................           *              *              *           1.08 %         1.90 %
Tactical Asset Allocation (b) .........           *              *              *              *             **
C.A.S.E. Growth (c) ...................           *           1.13 %         1.64 %         4.15 %           **
Global Sector (d) .....................           *              *              *             **             **
Value Equity (d) ......................           *              *           1.03 %           **             **
International Equity (e) ..............        1.96 %         3.12 %           **             **             **
U.S. Equity (e) .......................           *           1.49 %           **             **             **
Third Avenue Value (f) ................        1.13 %           **             **             **             **
Real Estate Securities (g) ............        3.34 %           **             **             **             **

                                                         1998 ANNUAL REPORT  115

DECEMBER 31, 1998
ALL AMOUNTS IN THOUSANDS

NOTE 6 -- (CONTINUED)

 Without the advisory fee waived by WRL and the fees paid indirectly, the ratio for each period presented would be as follows:

                                              DECEMBER 31,
                                       ---------------------------
PORTFOLIO                                  1998           1997
------------------------------------   ------------   ------------
Money Market .......................           *              *
Bond ...............................           *              *
Growth .............................           *              *
Global .............................           *              *
Strategic Total Return .............           *              *
Emerging Growth ....................           *              *
Aggressive Growth ..................           *              *
Balanced ...........................           *              *
Growth & Income ....................           *              *
Tactical Asset Allocation ..........           *              *
C.A.S.E. Growth ....................           *           1.14 %
Global Sector ......................           *              *
Value Equity .......................           *              *
International Equity (e) ...........        1.96 %         3.14 %
U.S. Equity (e) ....................           *           1.54 %
Third Avenue Value (f) .............        1.13 %           **
Real Estate Securities (g) .........        3.34 %           **

 * No waiver since the portfolio did not exceed expense limitations. ** Portfolio was not in existence during this period.
(a) The inception date of this Portfolio was March 1, 1994.
(b) The inception date of this Portfolio was January 3, 1995.
(c) The inception date of this Portfolio was May 1, 1995.
(d) The inception date of this Portfolio was May 1, 1996.
(e) The inception date of this Portfolio was January 2, 1997.
(f) The inception date of this Portfolio was January 2, 1998.
(g) The inception date of this Portfolio was May 1, 1998.

NOTE 7 -- SUBSEQUENT EVENT

On January 20, 1999, the Fund received approval from the Securities and Exchange Commission pursuant to an exemptive order (Rel. No. IC-23657) to substitute shares of the Fund's Global Portfolio for shares of the Fund's Global Sector Portfolio. The substitution of shares is expected to occur on May 1, 1999.

116  WRL SERIES FUND, INC.

SUPPLEMENTARY INFORMATION

Section 270.30d-1 under the Investment Company Act of 1940, as amended, titled "Reports to Stockholders of Management Companies," requires regulated investment companies to report on all subject matter put to a vote of the shareholders and provide final results. In adherence to this Amendment, WRL solicited a vote by the policyholders for:

 Approval of a proposal to permit WRL Investment Management, Inc., after obtaining approval by the Board of Directors of the Fund, to enter into and materially amend Sub-Advisory Agreements with investment sub-advisers for each Portfolio of the Fund, without shareholder approval, subject to certain restrictions.

 At a special shareholders/policyholders meeting held on December 15, 1998, the results of the proposal were as follows:

PORTFOLIO                               FOR     AGAINST     ABSTAIN
-----------------------------------   ------   ---------   --------
Money Market ......................   87 %          9 %        4 %
Bond ..............................   87 %          9 %        4 %
Growth ............................   85 %         10 %        5 %
Global ............................   85 %          9 %        6 %
Strategic Total Return ............   88 %          7 %        5 %
Emerging Growth ...................   85 %          9 %        6 %
Aggressive Growth .................   87 %          9 %        4 %
Balanced ..........................   88 %          6 %        6 %
Growth & Income ...................   88 %          7 %        5 %
Tactical Asset Allocation .........   89 %          7 %        4 %
C.A.S.E. Growth ...................   87 %          7 %        6 %
Global Sector .....................   72 %         24 %        4 %
Value Equity ......................   87 %          8 %        5 %
International Equity ..............   85 %         10 %        5 %
U.S. Equity .......................   92 %          6 %        2 %
Third Avenue Value ................   89 %          6 %        5 %
Real Estate Securities ............   88 %         11 %        1 %

                                                         1998 ANNUAL REPORT  117

                     This Page for Notes and Computations
--------------------------------------------------------------------------------

118  WRL SERIES FUND, INC.

                             WRL SERIES FUND, INC.
                         OFFICE OF THE WRL SERIES FUND
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                                 1-800-851-9777

                                  DISTRIBUTOR:
                             InterSecurities, Inc.
                              570 Carillon Parkway
                            St. Petersburg, FL 33716

                                   CUSTODIAN:
                         Investors Bank & Trust Company
                             200 Clarendon Street
                                   16th Floor
                                Boston, MA 02116

                              INVESTMENT ADVISER:
                        WRL Investment Management, Inc.
                              570 Carillon Parkway
                            St. Petersburg, FL 33716

                                 SUB-ADVISERS:

Janus Capital Corporation                          Scottish Equitable Investment
100 Fillmore Street                                           Management Limited
Denver, CO 80206                                                  Edinburgh Park
                                                    Edinburgh EH12 9SE, Scotland
Luther King Capital
Management Corporation                                                 AEGON USA
301 Commerce Street                                  Investment Management, Inc.
Suite 1600                                              4333 Edgewood Road, N.E.
Fort Worth, TX 76102                                      Cedar Rapids, IA 52449

Federated Investment Counseling                                 Van Kampen Asset
Federated Investors Tower                                       Management, Inc.
Pittsburgh, PA 15222-3779                                     One Parkview Plaza
                                                      Oakbrook Terrace, IL 60181
NWQ Investment
Management Company, Inc.                             Fred Alger Management, Inc.
2049 Century Park East                                            75 Maiden Lane
4th Floor                                                     New York, NY 10038
Los Angeles, CA 9006
                                                          J.P. Morgan Investment
Meridian Investment                                              Management Inc.
Management Corporation                                          522 Fifth Avenue
12835 East Arapahoe Road                                      New York, NY 10036
Tower II, Penthouse
Englewood, CO 80112                                   Dean Investment Associates
                                                            2480 Kettering Tower
EQSF Advisers, Inc.                                        Dayton, OH 45423-2480
767 Third Avenue
New York, NY 10017-2023                                            GE Investment
                                                         Management Incorporated
C.A.S.E. Management, Inc.                                     3003 Summer Street
5355 Tower Center Road                                        Stamford, CT 06905
Suite 702
Boca Raton, FL 33486

                            INDEPENDENT ACCOUNTANTS:
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

[WRL LOGO]

INVESTMENT ADVISER
WRL INVESTMENT MANAGEMENT, INC.
DISTRIBUTOR: INTERSECURITIES, INC.
570 CARILLON PARKWAY
ST. PETERSBURG, FL  33716

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED
BY A PROSPECTUS.


February 1999
ACC00002-2/99